Exhibit 10.1

AMENDED AND RESTATED

GLOBAL SERVICES AGREEMENT

The Nasdaq Stock Market, Inc.	MCI WORLDCOM Communications, Inc.

/s/ David P. Warren	/s/ David S. Muller

Company Representative Signature	MCI Signature
EVP, Chief Financial Officer	David S. Muller
Title – Please Print	Title
David P. Warren	VP, Business Development
Company Representative Name-Please	Name
Print
1/29/2004	2/24/04
Date	Date

(212) ****
Main Telephone Number	Billing ID

This Global Services Agreement (this “GSA” or “Agreement”) is made by and between MCI WORLDCOM Communications, Inc., a Delaware corporation with offices at 3 Ravinia Drive, Atlanta, Georgia 30346 (“MCI”) on behalf of itself and its US-based “Affiliates” (as hereinafter defined) and their respective successors, and The Nasdaq Stock Market, Inc. (“Nasdaq or Customer”), a Delaware corporation and an affiliate of the National Association of Securities Dealers, Inc. (a registered national securities association subject to regulation by the Securities and Exchange Commission [“SEC”] under the Securities Exchange Act of 1934 [“Securities Act”]),  (Nasdaq, together with its “Affiliates” are hereafter collectively referred to as the “Corporations”, and individually as a “Corporation”) with its principal office at 1735 K Street, NW, Washington, DC 20006 (“Customer”). This Agreement is binding on Customer upon its execution and delivery to MCI provided it is subsequently executed by MCI within forty-five days of receipt. MCI is acting on behalf of each MCI Affiliate and their respective successors to the extent that services referred to in this GSA are provided by one or more such Affiliates.  This GSA incorporates by reference the attached schedules (referred to collectively herein as the “Schedules” or referred to individually herein as the “Schedule”).  MCI or the providing Affiliate and their respective successors (collectively, the “Company”) shall provide to Customer and Customer shall purchase from the Company those service(s) described in the Schedules to this Agreement (collectively, the “Services”) at the rates, discounts, and other terms and conditions described in the Schedule for the applicable Service.

This Agreement shall be of no force and effect and the offer contained herein shall be withdrawn unless this Agreement is executed by Customer and delivered to the Company on or before January 30, 2004

1.                                       Selected Definitions.

1.1                                 “Affiliate” means any entity controlling, controlled by or under common control with a party to this Agreement.  For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity, means the possession, directly or indirectly, of the power to direct or exercise a controlling influence over the management or policies of such entity, whether through the ownership of voting securities, by contract or otherwise.  For the avoidance of doubt, the parties agree that the National Association of Securities Dealers, Inc. is not an affiliate of the Customer.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

COMPANY AND CUSTOMER CONFIDENTIAL

AMENDED AND RESTATED GSA - FINAL

1.2                                 “Base Rates” means (i) for Services priced herein at standard Tariff, standard published or standard list rates herein (if any), such rates as reduced by the applicable discounts (if any) provided to Customer pursuant to this Agreement; (ii) for Services as to which a specific rate is set forth herein, such rate; or (iii) for Services for which no specific rates or discounts are set forth herein, the standard rates applicable for such services following application of the discounts (if any) received by Customer.

1.3                                 “Cause” means (a) a failure to perform a material obligation by the other party under this Agreement, other than non-payment, which failure is not remedied within (30) days of such defaulting party’s receipt of written notice thereof; or (b) Customer’s failure to pay an invoice for Services under this Agreement within the 30 day payment period described in Section 8.1 below which failure is not remedied within ten (10) days after Customer’s receipt of written notice thereof.

1.4                                 “Commencement Date” means the date on which Customer signs this Agreement.

1.5                                 “Confidential Information” means information that is transmitted or otherwise provided by or on behalf of either party (“Discloser”) to the other party (“Recipient”) or observed by the Recipient related to  (a) the subject matter of the Agreement, and that should reasonably have been understood by the Recipient because of legends or other markings, the circumstances of disclosure or the nature of the information itself, to be proprietary and confidential to the Discloser, to an Affiliate of the Discloser or to a third party; or (b) the current or future business relationship between the Company and Customer in which WorldCom provides or may provide telecommunications services to Customer, including, without limitation, Request for Proposal responses, Request for Quote responses, Request for Information responses; or (c) information which relates or refers to: business planning; internal controls; computer, data processing, or communications architectures or systems; electronic data processing architectures, applications, programs, routines, or subroutines; business affairs and methods of operation or proposed methods of operations, techniques or systems of the Corporations or any customer of the Corporations; financial or other non-public information of the Corporations, NASD Member Firms or Nasdaq Stock Market issuers.   Confidential Information may be disclosed in written or other tangible form (including on magnetic media) or by oral, visual or other means.  The terms, including without limitation pricing, of this Agreement are Confidential Information to both parties.

1.6                                 “Contract Year” means each consecutive twelve (12) Monthly Periods of the Term commencing on the Services Effective Date or on each anniversary thereof.

1.7                                 “Marks” means a party’s registered trade names, logos, trademarks, service marks or other indicia of origin.

1.8                                 “Monthly Period” means a monthly billing period for Services under this Agreement.

1.9                                 “MCI Program” means services to be provided to  securities market participants  over the MFX network and the Customer will have access to the MCI Program (as amended from time to time) services and rates under this Agreement.

1.10                           “Nonqualified ROW Services” means: (i) the international services or products of UUNET Technologies, Inc.; (ii) WorldCom International services or products provided in-country by the appropriate  Company-affiliated operating company; (iii) rest of world Company Conferencing services (“ROW Conferencing Services”); and (iv) services provisioned by or through Avantel (in Mexico) and Stentor/Bell Canada (in Canada).

1.11                           “Quarter” means each consecutive three (3) Monthly Periods within the Term, commencing with the Services Effective Date (unless another commencement date is expressly specified) and each **** anniversary thereof.

1.12                           “Services Effective Date” means the first day of the second full monthly billing cycle following the execution and delivery of this Agreement by Customer to MCI. Unless otherwise specified in the Agreement, the rates in the Amended and Restated GSA become effective on the first day of the second full monthly billing cycle following execution and delivery of the Amended and Restated GSA to MCI  (“A&R GSA Services Effective Date”).

1.13                           “Service Option 1” means Services that are billed through the ****.

1.14                           “Service Option 2” means Services that are billed through the ****.

1.15                           “Tariff” means the public tariffs on file with the state public utilities commissions or other domestic or foreign governmental bodies governing the rates and/or terms and conditions of Services that are subject to tariff filings, as applicable.

1.16                           “Usage Charges” means Customer’s monthly recurring and usage charges for one or more Services provided under this Agreement, calculated at Base Rates,   Usage Charges do not include the following: (i) Taxes (as defined in Section 9.1 below); (ii) charges for equipment and collocation; (iii) charges incurred where MCI or an MCI Affiliate acts as agent for Customer in the acquisition of goods or services;  (iv) non-recurring charges; (v) calling card surcharges (except as otherwise expressly provided for herein); (vi) monthly recurring non-usage charges; (vii) other standard charges, including, without limitation, Universal Service Fund charges, Carrier Access charges, and payphone use charges, or any successor of any such charges, which are additional; and (viii) other charges expressly excluded in the Agreement or in the applicable Schedule to the Agreement.

1.17                           Capitalized terms not otherwise defined in this Agreement shall have the definition given to them in applicable Tariff and/or the Guide (as defined in Section 2.2 below).

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

2.                                       Provision of Service.

2.1                                 The Company will provide to Customer the Services more particularly described in the applicable Schedules to this Agreement. Customer is eligible to receive only features available to each Service’s option type. It shall be the Customer’s obligation to furnish to its  Company account team all information necessary for the Company to provide the Services to Customer including, without limitation, circuit installation and disconnection authorizations for those Customer circuits intended to receive, or which have been receiving, custom rates.

2.2                                 The Company’s provision of Services to Customer will be governed by the Company’s state tariffs (“Tariff(s)”) for intrastate and local services and, for interstate and international services, the Company’s “Service Publication and Price Guide” (“Guide”), each as supplemented by this Agreement. This Agreement incorporates by reference the terms of each such Tariff; SCA Type 1 found at Part 1, Section 2, of the Guide; and the relevant services found in Part 1, Section 1, of the Guide. When any Tariff provisions are canceled, Services will continue to be provided pursuant to this Agreement, as supplemented by the terms and conditions contained in the Guide, which will contain the Company’s standard rates, product descriptions, terms and conditions that formerly had been tariffed (“Service Terms”).  The Guide is incorporated herein by reference and will be available to Customer on the Company’s internet website (www.mci.com) (or successor URL) and at the Company’s offices during regular business hours at 22001 Loudoun County Parkway, Ashburn, Virginia 20147.  The Company reserves the right to modify the Guide from time to time, and any such modification will be effective upon its posting at the Guide website.  The contractual relationship between WorldCom and Customer shall be governed by the following order of precedence: (a) Tariffs; (b) provisions in this Agreement that expressly apply in lieu of, or that apply in addition to, provisions contained in Tariffs and/or the Guide; and (c) provisions contained in the Guide.

2.3                                 Company Tariff, Policy and Guide. The Company may amend Tariffs, Policy (as defined in Section 13.2) and/or Guide from time to time. If enforcement of any modification made by the Company to the Tariff(s), Policy and/or Guide affects Customer in a material and adverse manner, Customer, as its sole remedy, may discontinue the affected Service without liability (except for payment of all charges incurred up to the time of service discontinuance) by providing the Company with written notice of discontinuance.  To exercise this remedy, the Company must receive written notice within thirty (30) days of Customer’s first learning of the Company’s enforcement of such modification  The Company may avoid service discontinuance if, within thirty (30) days of receipt of Customer’s written notice, it agrees to amend this Agreement to eliminate the applicability to Customer of the relevant Tariff, Policy and/or Guide provision.  A “material and adverse” change shall not include, nor be interpreted to include: (1) the introduction of a new service or any new service feature associated with an existing service, including all terms, conditions and prices relating thereto; (2) an adjustment (either an increase or a reduction) of a published underlying service price not expressly fixed in this Agreement; or (3) the introduction or revision of charges established and published by the Company to recover amounts imposed on it, or which it is required or permitted to collect from or pay to others, by a governmental or quasi-governmental authority.

2.4                                 Service Classifications.  The Services may consist of one or more of the following:

2.4.1                        Regulated Tariffed Services. Certain Services, including, but not limited to, domestic intrastate and local services are currently provided by the Company to Customer pursuant to the Tariff filed by the Company in the local jurisdiction where such Service is provided (“Regulated Tariffed Services”), which Tariff may be changed by the Company from time to time in accordance with law. Domestic intrastate and local services will be provided pursuant to requirements imposed by state law or regulatory authority.

2.4.2                        Regulated Non-Tariffed Services. Services which are subject to Federal Communications Commission (“FCC”)  regulation but which are not provided pursuant to a Tariff may be referred to hereafter as  “Regulated Non-Tariffed Services”.

2.4.3                        Non-Regulated Services.  “Non-Regulated Services” means those Services that are not regulated by the FCC, including, but not limited to, the Enhanced Services and the Non-US Services, which are provided pursuant to Schedules Two and Four, respectively.  The Non-Regulated Services shall be provided in accordance with the terms and conditions of this Agreement, as supplemented by the non-inconsistent Service Terms contained in the Company’s Guide.

3.                                       Rates and Discounts for the Services.

3.1                                 Generally.  Rates and discounts for specific Services are provided in the applicable Schedule.   Except as expressly provided to the contrary, the rates set forth are in lieu of, and not in addition to, any discounts, promotions and/or credits (Tariffed, standard or otherwise). Any rates that are specifically designated as “fixed” will not increase or decrease during the Term. For Services not specifically set forth in this Agreement, including, but not limited to, all dedicated access and egress charges and all other charges related to said access and egress not specifically set forth in this Agreement, Customer will be charged the Company’s standard rates.  References in this Agreement to standard rates and/or discounts and standard Tariffed rates and/or discounts refer to the corresponding standard rates and/or discounts set forth in the Guide or the applicable Tariff (as applicable) for such Service(s). Unless otherwise specified in this Agreement, the rates set forth in this Agreement do not include, and the discounts set forth in this Agreement do not apply to, the following: (i) access or egress (or related) charges imposed by third parties; (ii) non-recurring charges and monthly recurring non-usage charges; (iii) calling card surcharges (unless expressly provided for herein); (iv) Taxes; (v) other standard charges, including, without limitation, Universal Service Fund charges, Carrier Access Charges, and payphone use charges, or any successor of any such charges, which are additional; and (vi) other charges expressly excluded in the applicable Schedule.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

4.                                       Term. The “Term” of this Agreement will begin upon the Commencement Date and end on December 31, 2005.  The rates, charges, credits and discounts for the Services contained herein will be effective, unless otherwise stated, on the A&R GSA Services Effective Date. At the end of the Term, the Amended and Restated GSA will automatically renew on a month to month basis up to a maximum of **** unless Customer provides **** prior written notice to MCI of its intent not to renew.

5.                                       Minimum Volume Requirement.  Customer’s Usage Charges for Services set out in Schedules 1-8 (subject to the exclusions specified in Section 1.16 above) incurred during each Monthly Period under this Agreement  must equal  or exceed **** (the “Monthly Minimum”) (the “GSA Minimum”).  Customer’s Usage Charges for Services set out in Schedules 9-14 incurred from Une 1, 2004 to December 31, 2004 (an “Annual Period”) must equal or exceed Twenty Million Dollars ($20,000,000) and Customers Usage Charges for Services set out in Schedules 9-14 incurred from  January 1, 2005 to December 31, 2005 (an “Annual Period”) must equal or exceed Twenty Million Dollars ($20,000,000) (the “Extranet Minimum”). Usage Charges for Nonqualified ROW Services will not contribute to calculation of Customer’s attainment of the Monthly GSA or Extranet  Minimums.

5.1                                 Conferencing Subminimum. During each Contract Year, Customer’s Usage Charges for the Company domestic audio conferencing and video conferencing services (“Qualifying Conferencing Services”) must equal or exceed **** (the “Conferencing Services Subminimum”).

6.                                       Underutilization.  If, in any Monthly Period, Customer’s Usage Charges are less than the GSA Minimum, then Customer will pay:  (1) all accrued but unpaid charges incurred by Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to **** of  the difference between (a) the GSA Minimum , and (b) the sum of Customer’s Usage Charges.   Upon execution of an amendment between MCI and the National Association of Securities Dealers, Inc. (“NASD”) to modify the MCI-NASD agreement, Customer’s payments in satisfaction of the minimums herein shall not benefit NASD.

6.1                                 Extranet Underutilization.  If, in any Annual Period, Customer’s Usage Charges for that Annual Period are less than the Extranet Minimum, then Customer will pay:  (1) all accrued but unpaid charges incurred by Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to  the difference between (a) the Extranet Minimum, and (b) the sum of Customer’s Usage Charges for that Annual Period.

6.2                                 Conferencing Services Subminimum Underutilization.  If, in any Contract Year, Customer’s Usage Charges for Qualifying Conferencing Services are less than the Conferencing Services Subminimum, then Customer will pay:  (1) all accrued but unpaid charges incurred by Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to the difference between Customer’s Usage Charges for Qualifying Conferencing Services during such Contract Year and the Conferencing Services Subminimum.

7.                                       Credits.

7.1                                 Installation Waiver.  For the Term, the Company will waive the one-time installation and other one-time, non-recurring, standard (non-expedite) charges associated with the implementation of Services associated with the GSA Minimum (Service Options 1 and 2) under this Agreement, excluding installation charges imposed by foreign PTTs and installation charges by third party providers contracted for by Customer. In addition to the above restrictions, installation charges for the following services are not subject to the above installation waivers: digital subscriber line (DSL) services, services of UUNET Technologies, Inc. and its Affiliates (domestic and international services), services provisioned by WorldCom International, Inc., and services provisioned by or through Avantel (in Mexico) and Stentor/Bell Canada (in Canada). The non-recurring charges associated with the service provision of the Extranet Minimum are not included in the Installation Waiver.

8.                                       Payment and Security Deposit.

8.1                                 Payment of the Company Invoices. Unless otherwise specified in a Schedule attached hereto, all amounts due for Services shall be billed in US Dollars. Unless otherwise specified in a Schedule attached hereto, Customer is required to pay the Company for Services, including without limitation any applicable underutilization charges and/or early termination charges, within thirty (30) days after the date of receipt of the Company’s invoice. Amounts not paid within thirty (30) days after the date of the invoice will be considered past due and a failure to perform a material obligation under this Agreement, and the Company may terminate this Agreement pursuant to Section 12.1 below (subject to the cure period set forth in Section 1.3(b) above) or suspend the Services pursuant to Section 12.3 below (subject to the cure period set forth in such Section). Failure of the Company to invoice Customer in a timely manner for any amounts due hereunder shall not be deemed a waiver by the Company of its rights to payment therefor.  Where an element of a Service is considered to be rendered directly from a third party carrier to the Customer and where said carrier does not have a one-stop billing arrangement with the Company that allows the Company to bill Customer on behalf of such third party, Customer agrees to pay for said element directly to such third party carrier.

8.2                                 Security Deposit. If the Company through a commercially reasonable evaluation, determines that Customer is financially unstable, the Company will notify customer in writing explaining the basis for such evaluation and may request, and Customer shall furnish within **** of such request, a bond or other form of security deposit to assure payment  (in an amount not greater than all installation charges plus **** actual or estimated Usage Charges for all the Services) to assure payment.

8.3                                 Verification of Taxes. On a semi-annual basis (with the beginning of the first six month period being the Amended and Restated Services Effective Date) upon written notice from Customer, the Company and Customer shall meet on or after the end of the second full month after the close of the previous ****, to review the accuracy of the Taxes (as that term is defined in section 9 below) on invoices received during the previous ****.

Taxes, Governmental, and Other Charges.

9.1                                 Domestic and International Tax Charges.

(a)                                  All charges are exclusive of applicable federal, state, local, and foreign gross sales, use, excise, utility, gross receipts, value

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

added taxes and other taxes, similar tax-like charges, and tax-related and other surcharges as provided in the Company’s Guide and Tariff(s)  (“Taxes”), which Customer shall pay, as long as such Taxes are  applied by Company similarly to those Taxes applied by Company to Company’s similarly situated customers.

(b)                                 In the event that Customer provides the Company with a valid, duly executed exemption certificate, the Company shall exempt Customer  in accordance with applicable law, effective on the date the exemption certificate is received by the Company.

(c)                                  Taxes based on the Company’s net income shall be the sole responsibility of the Company; provided that, if Customer is required by the laws of any foreign tax jurisdiction to withhold income or profits taxes from any payment, Customer shall, within ninety (90) days of the date of such withholding, provide to the Company official tax certificates documenting remittance of such taxes to the relevant tax authorities.  Such tax certificates shall be in a form sufficient under the US Internal Revenue Code to document the qualification of such income or profits tax for the foreign tax credit allowable against the Company’s US corporation income tax, and shall be accompanied by an English translation.  Upon receipt of such certificates, the Company will issue Customer a billing credit for the amounts represented thereby.

(d)                                 If Customer disputes the application of any Taxes, Customer shall give the Company written notice of the dispute within six (6) months of the receipt of an invoice.  Otherwise, such application of Taxes, as between the Company and Customer, shall be deemed correct and binding on Customer.

(e)                                  The Company shall provide Customer with reasonable assistance, at Customer’s reasonable expense), if Customer disputes the imposition or accuracy of any Taxes directly with a governmental entity.

(f)                                    Charges for services under this Agreement that provide Customer, in whole or in part,  with network access services will be Taxed in whole as such.  The Taxes shall be applied to these services in accordance with the Company’s standard Tax rates and applicability for network access services and shall be applied similarly to those applied to similarly situated customers of such services. Unless required by law  to do otherwise, the Company shall determine the Tax rates and applicability based on the location where such network access services are provided.  Such determinations are made automatically by the original billing system utilized for such services, in accordance with the Company’s standard Tax applicability for such services.

Unless the Company’s original billing system for the network access services provided Customer under this Agreement is also utilized for final invoicing to Customer, the Company shall manually prepare the final Customer invoice so that the rates agreed to herein, and the associated Taxes, are properly reflected.  To do this, the Company shall take the amount for the charges that are processed through the original billing system and adjust them to the amount due under this Agreement.  The applicable Taxes applied through the original billing system shall likewise be adjusted in proportion to the adjustment for the charges.

If any charge for the network access service does not flow through the original billing system, the Taxing engine utilized by the original billing system will be separately queried to calculate the appropriate Taxes due on such charge.

Charges under this Agreement to provide Customer, in whole or in part, with the use of Customer Premise or other equipment will be Taxed in whole as such.  The Taxes shall be applied in accordance with the Company’s standard Tax rates and applicability for such Customer Premise or other equipment and shall be applied similarly to those applied to similarly situated customers. Unless required by law to do otherwise, the Company shall determine the Tax rates and applicability based on the location of the equipment. Such determinations are made automatically by the original billing system utilized for such equipment, in accordance with the Company’s standard Tax applicability for such charges.

Unless the Company’s original billing system for the Customer Premise or other equipment provided Customer under this Agreement is also utilized for final invoicing to Customer, the Company shall manually prepare the final Customer invoice so that the rates agreed to herein, and the associated Taxes, are properly reflected.  To do this, the Company shall take the amount for the charges that are processed through the original billing system and adjust them to the amount due under this Agreement.  The applicable Taxes applied through the original billing system shall likewise be adjusted in proportion to the adjustment for the charges.    If any charge for the Customer Premise or other equipment does not flow through the original billing system, the Taxing engine utilized by the applicable original billing system will be separately queried to calculate the appropriate Taxes due on such charge.

Taxes shall be separately stated on the invoice.  Solely for purposes of invoice display, various Taxes may be summarized and/or combined with other Taxes on one or more Tax lines on the invoice.

(g)                                 The Company shall indemnify and hold Customer harmless from any penalty and interest imposed on Customer for the underpayment, to the extent not due to the fault of Customer, of any Taxes that were paid to the Company by Customer.

9.2                                 Pass-Through Charges.  Unless otherwise provided for in the applicable product description contained in a Schedule, the Company will pass through to Customer, and Customer shall be solely responsible for, any charges (including, without limitation, installation charges), fees, Taxes and terms and conditions of service imposed by domestic and international access/egress service suppliers in relation to the provision of Services, including, but not limited to, rate fluctuations in tariffs, communications charges and access charges that are imposed or enacted by access suppliers after the Services Effective DateCustomer shall be responsible for any gains or losses associated with fluctuations in the exchange rate and/or timing of payment where access charges are billed in non-US currency and are to be paid by Customers in US Dollars.  the Company shall, for this limited purpose only, serve as Customer’s representative in procuring, on Customer’s behalf and at no additional cost to Customer for so procuring, the domestic and international access/egress services from suppliers.

9.3                                 Notwithstanding anything in this Agreement to the contrary, the Company may adjust its rates or charges, or impose additional rates and charges, in order to recover amounts it is required or permitted by governmental or quasi-governmental authorities to collect from or pay to others to support statutory or regulatory programs during the course of this Agreement, including, without limitation, Universal Service Fund charges, Carrier Access Charges, and payphone use charges, or any successor of any such charges, which are additional.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

10.                                 Confidential Information.  The Recipient (as defined in Section 1.5 above) agrees as to any Confidential Information that may be disclosed to it by the Discloser (as defined in Section 1.5 above) to (i) use the Confidential Information only for the purposes of this Agreement or in connection with the potential or actual provision of additional telecommunications products and services to Customer, (ii) protect such Confidential Information from disclosure to others, using the same degree of care used to protect its own confidential or proprietary information of like importance, but in any case using no less than a reasonable degree of care, and (iii) reproduce and maintain on any copies of any Confidential Information such proprietary legends or notices (whether of Discloser or a third party) as are contained in or on the original or as the Discloser  may otherwise reasonably request.  Subject to the restrictions in the preceding sentence, Recipient may disclose Confidential Information received hereunder to its employees, officers, agents and independent/sub contractors, and to its Affiliates and its Affiliates’ officers, agents and independent/sub contractors, who have a need to know, for the purpose of this Agreement, and who are bound to protect the received Confidential Information from unauthorized use and disclosure under the terms of a written agreement.  Confidential Information shall not otherwise be disclosed to any third party without the prior written consent of the Discloser. In any event, a party to this Agreement which makes Confidential Information available to any third party, including, without limitation, as permitted pursuant to this Section 10, shall remain liable for the handling by the receiving third party of the received Confidential Information in conformity with the requirements of this Agreement and for the breach by any such receiving party of such requirements. For purposes of this Section 10, disclosure by a party of Confidential Information to the Affiliate of the other party to this Agreement or to a third party authorized by the other party to receive such Confidential Information shall be deemed to be a disclosure to the other party to this Agreement.  In the event that either party to this Agreement becomes aware of any unpermitted third party disclosure of Confidential Information hereunder, such party shall promptly notify the other party of such disclosure.

10.1                           The foregoing restrictions on use and disclosure of Confidential Information do not apply to information that:  (i) was in Recipient’s possession free of any obligation of confidence at the time of Discloser’s communication thereof to Recipient; (ii) is, or becomes publicly known, through no wrongful act or omission of Recipient;  (iii) is rightfully obtained by Recipient from third parties authorized to make such disclosure without restriction; (iv) is developed independently by Recipient independently of and without reference to the Confidential Information or other information that Discloser disclosed in confidence to any third party; or (v) is identified by Discloser as no longer proprietary or confidential.

10.2                           In the event Recipient is required by law, regulation, order of a court or governmental body or agency, or the rules of a securities exchange to disclose any of Discloser’s Confidential Information, Recipient will promptly notify Discloser in writing prior to making any such disclosure in order to facilitate Discloser seeking a protective order or other appropriate remedy from the proper authority.  Recipient agrees to cooperate with Discloser in seeking such order or other remedy, and to exercise reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information. If such assurances are not received, the parties will use their commercially reasonable efforts  to reach agreement as to the extent of any required disclosures, however, notwithstanding such lack of agreement,  Recipient shall not be precluded from making any such required disclosures, nor will Discloser be precluded from continuing to seek said protective order or other appropriate remedy from the proper authority.

10.3                           All Confidential Information disclosed under this Agreement shall be and remain the property of Discloser.  All such information shall be returned to Discloser, promptly upon the earlier of: (i) the written request of the Discloser, or (ii) termination or expiration of this Agreement, and shall not thereafter be retained in any form by Recipient.

10.4                           The parties acknowledge that their respective Confidential Information is unique and valuable, and that breach by either party of the obligations of this Agreement regarding such Confidential Information will result in irreparable injury to the affected party for which monetary damages alone would not be an adequate remedy.  Therefore, the parties agree that in the event of a breach or threatened breach of such provisions, the affected party shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or anticipated breach without the necessity of posting a bond.  Any such relief shall be in addition to and not in lieu of any appropriate relief in the way of monetary damages.

11.                                 Termination Liability. If (a) Customer terminates this Agreement during the Term other than pursuant to Section 12.1, or (b) the Company terminates this Agreement in accordance with Section 12.1 or 12.2, Customer will pay:  (i) all accrued but unpaid charges incurred through the date of such termination; (ii) an amount (which Customer hereby agrees is reasonable) equal to the aggregate of the Monthly Minimum(s) (and a pro rata portion thereof for any partial Monthly Period) that would have been applicable for the remaining unexpired portion of the Term on the date of such termination; (iii) any and all credits received by Customer hereunder (unless otherwise specified and exclusive of the Interstate Service Credits, if any, and foreign tax credits provided pursuant to Section 9.1(c), if any), in full, without setoff or deduction; plus (iv) the aggregate termination charges, payable to any third party suppliers or overseas access providers, if any, for which the Company is or becomes contractually liable on behalf of Customer as a result of such termination. If the Company terminates a Service in accordance with the applicable Schedule, then Customer will pay termination charges in accordance with that Schedule.

12.                                 Termination.

12.1                           Termination of the Agreement for Cause. Either party may terminate this Agreement for Cause.

12.2                           Termination of the Agreement by the Company.  WorldCom may terminate this Agreement  immediately upon notice to Customer if (a) Customer fails to provide a bond or security deposit as required under Section 8.2 above;  or (b) Customer provides false information to the Company regarding the Customer’s identity, credit-worthiness, or its planned use of the Services.  In addition, the Company may terminate this Agreement for Cause.

12.3                           Immediate Suspension of Services.   the Company may suspend any Service provided under this Agreement following

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

written notice to Customer if Customer is past due on any invoice for Service and fails to pay such invoice within ten (10) days following receipt of such written notice thereof (except for those amounts that are clearly erroneous and provided such error is described by Customer to WorldCom in writing within such period).   The Company may, in good faith and using its commercially reasonable business judgment, suspend any Service provided under this Agreement immediately and without prior notice to Customer if: (a)  Customer fails to provide a bond or security deposit as required under Section 8.2 above; (b) Customer provides false information to the Company regarding the Customer’s identity, credit-worthiness, or its planned use of the Services; (c) interruption of a Service is necessary to prevent or protect against fraud or otherwise protect the Company’s personnel, agents, facilities, or services; (d) Customer fails to comply with applicable interconnection standards of the Company’s network; or (e) Customer’s network interferes with the Company’s provision of services to any other customers provided that such interference is not due to any action or failure on the part of the Company or a  Company network limitation.  If the reason for such suspension is not caused by Customer or its Affiliates, the Company will credit Customer all or a prorated portion (depending on the duration of the suspension) of any monthly recurring charges for  the suspended Services.

12.4                           Bankruptcy.  Customer may terminate the Agreement, without liability,: a) Upon written notice to the Company, if the Company becomes insolvent, makes an assignment for the benefit of creditors, files a voluntary petition or has an involuntary petition filed or action commenced against it under the United States Bankruptcy Code, or any similar federal or state law, becomes the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations.  The parties specifically acknowledge and agree that neither of the currently pending chapter 11 bankruptcy cases involving (i) WorldCom Inc., Case No. 02-13533, or (ii) MCI WORLDCOM Communications Inc., Case No. 02-42223, before the United States Bankruptcy Court of the Southern District of New York, the Honorable Arthur J. Gonzalez presiding, shall trigger Customer’s termination rights in this section 12.4.a

13.                                 Indemnification.

13.1                           Customer and the Company agree to defend, indemnify, and hold each other and the other’s Affiliates and their respective independent/sub contractors harmless from and against any claims, suits, damages and expenses (including third party claims, suits, damages and expenses asserted against or incurred by the party seeking indemnification)  “Indemnitee”) arising out of or relating to bodily injury to or death of any person, or loss of or damage to real or tangible personal property or the environment, to the extent that such claim, suit, damage, or expense was proximately caused by any negligent or willful tortious act or omission on the part of the party from whom indemnity is sought, its independent/sub contractors or employees (“Indemnifying Party”).

13.2(A)         In addition to the above, Customer agrees to defend, at its own expense, and indemnify and hold harmless MCI and its Affiliates and their respective independent/sub contractors (collectively, the “Company Indemnitees”), from and against any claims, suits, damages and expenses asserted against or incurred by any of the Company Indemnitees to the extent arising out of or relating to:  (i) content disseminated via the Services by Customer (including any of its employees) or its independent/sub contractors ; and (ii) Customer’s connection of a  Company product or service to any third party service or network, including, without limitation, damages resulting from unauthorized use of, or access to, the Company’s network by Customer or a third party obtaining access through such connection, provided such damage could not have been avoided by the Company’s use of reasonable precautions; (iii) violation, misuse or misappropriation by Customer, its employees and independent/sub contractors  of the trademarks, copyrights, moral rights, trade secrets, or other proprietary rights or intellectual property rights of MCI  or the Company  (“Company Marks”)  (other than a claim based on an assertion by a third party that the Company does not own the Company Marks); (iv) false or misleading advertising claims made by Customer about the Services; (v) violation of local, state or federal law by Customer; and (vi) Customer’s use of a Service in a manner which would violate the Company Acceptable Use Policy, which is made a part of this Agreement and is available at www.mci.com/terms (the “Policy”), subject to the provisions of Section 2.3 above.     Customer shall have the exclusive right to defend or settle any such claim set forth in this Section 13.2.(A).  Customer’s obligation to defend and indemnify the Company against any claim set forth in this Section is contingent upon: (a) the Company providing Customer within a reasonable period of time written notice of such claim, provided that the failure of the Company to provide the same shall not modify Customer’s obligations under this Section 13.2.(A), except to the extent that Customer is materially prejudiced

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

thereby; (b) the Company providing Customer, at Customer’s reasonable expense, all reasonable information and assistance requested by Customer to settle or defend such claim set forth in this Section; and (iii) the Company surrenders exclusive control to Customer of the defense and/or settlement of any claim, suit or other demand.  This Section 13.2.(A) provides the sole remedies of the Company and the exclusive obligations of Customer and its Affiliates in connection with any claim, suit, damage or expense set forth in this Section 13.2.(A).

13.2.(B)        In addition to its other indemnification obligations, the Company agrees to defend, at its own expense, and indemnify and hold harmless Customer and its Affiliates and their independent/sub contractors (collectively, the “Customer Indemnitees”), from and against any claims, suits, damages and expenses asserted against or incurred by any of the Customer Indemnitees arising out of or relating to: (i) violation, misuse or misappropriation by the Company, its employees and independent/sub contractors of the trademarks, copyrights, moral rights, trade secrets, or other proprietary rights or intellectual property rights of Customer or Customer’s Affiliates  (“Customer Marks”) (other than a claim based on an assertion by a third party that Customer does not own the Customer Marks); (ii) false or misleading advertising claims made by the Company about the Services; and (iii) violations of local, state or federal law by the Company.   The Company shall have the exclusive right to defend or settle any such claim set forth in this Section 13.2.(B)..  The Company’s obligation to defend and indemnify Customer Indemnitees against any claim set forth in this Section is contingent upon: (a) Customer providing the Company within a reasonable period of time written notice of such claim, provided that the failure of the Company to provide the same shall not modify the Company’s obligations under this Section 13.2.(B), except to the extent that the Company is materially prejudiced thereby; (b) Customer providing the Company, at the Company’s reasonable expense, all reasonable information and assistance requested by the Company to settle or defend such claim set forth in this Section; (iii) Customer surrenders exclusive control to the Company of the defense and/or settlement of any claim, suit or other demand.  This Section 13.2.(B) provides the sole remedies of the Customer and the exclusive obligations of the Company in connection with any claim, suit, damage or expense set forth in this Section 13.2.(B).

13.2 (C)        Subject to Section 14, the Indemnifying Party shall pay all damages, settlements, its expenses and costs, incurred in the defense, including costs of investigation (if any), court costs and attorneys’ fees and costs.   For the avoidance of doubt, Company and Customer Indemnitees shall be responsible for their own attorneys’ fees and costs, court costs, costs of investigation or similar fees and costs associated with the event giving rise to the indemnification.

13.3                           Intellectual Property Infringement Indemnity.

13.3.1                  The Company shall at its expense defend, indemnify and hold harmless Customer,  including its Affiliates (collectively, “Customer Indemnities”) from and against any claims, suits, damages and expenses asserted against or incurred by Customer Indemnities arising out of or relating to the allegation that any Service as delivered by the Company infringes a third party’s rights under any patent, copyright, trademark, or trade secret right or other intellectual property right afforded by a jurisdiction where the Services were provided  the Company shall pay (i)  judgments or settlements obtained by a third party against the Customer Indemnitees (ii) the Company’s expenses and costs incurred in the defense of the Customer Indemnitees  and (iii) subject to Section 14, all damages incurred by the Customer Indemnitees, except, for the avoidance of doubt, Customer Indemnitees shall be responsible for their own attorneys’ fees and costs, court costs, costs of investigation or similar fees and costs associated with the event giving rise to the indemnification.

13.3.2                  The Company shall be under no obligation to defend or indemnify Customer to the extent that such third party claim, suit, or other demand arises out of or relates to: (i) the Company’s compliance with Customer’s specifications (unless the Company had actual knowledge that such specifications would violate the claiming party’s intellectual property right at issue and the Company was negligent in failing to disclose such information to Customer, in which case the Company would bear fifty percent of the cost of Customer’s defense of the claim); (ii) a combination of the Service with products or services not provided by the Company,  (iii) a modification of the Service by anyone other than the Company or its authorized independent/sub contractors, unless the Company specifically required such modification; (iv) a use of the Service that is inconsistent with this Agreement or the Company’s written instructions; or (v) information, data, or other content not provided by the Company. To the extent that a third party claim, suit or other demand arising out of one or more conditions stated in Section 13.3.2(i) through (v) is asserted against the Company, Customer shall at its expense defend the Company and indemnify the Company in the amount of any final judgment or settlement thereof.

13.3.3                  With respect to any pending or threatened claim, suit or other demand as to which the Company is the indemnifying party pursuant to this Section 13.3, the Company may in its discretion and at its own expense obtain for Customer the right to continue using the Service or alternatively replace or modify the Service, so that it is functionally equivalent but non-infringing. If achievement of the foregoing is not commercially reasonable, the Company may, in its sole discretion, terminate either the Service or this Agreement, without liability of either party to the other, except for Customer’s obligation to pay all charges incurred up to the time of such termination and the Company’s obligation to reimburse Customer any prepaid and unearned fees.

13.3.4                  This Section 13.3 provides the sole remedies of Customer and its Affiliates and the exclusive obligations of the Company in connection with any third party claim, suit or other demand asserted against Customer or its Affiliates described in this Section 13.3 or which otherwise asserts a violation of a third party’s intellectual property rights.

13.5                           The indemnifying party under any of Sections 13.1 through 13.3 shall be excused from its obligations pursuant to the applicable Section if the indemnified party fails to (i) provide prompt written notice of the third party claim, suit or other demand to the indemnifying party, provided that the failure of the  indemnified party to provide the same shall not modify the indemnifying party’s obligations under this Section 13, except and to the extent that indemnifying party is materially prejudiced thereby; (ii) cooperate with all reasonable requests of the indemnifying party, at the indemnifying party’s reasonable expense; and/or (iii) surrender exclusive control to the indemnifying party of the defense and/or settlement of such claim, suit or other demand.

14.                                 Disclaimer of Certain Damages/Limitation of the Company’s Liability.

14.1                           Disclaimer of Warranties.  EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT AND THE SCHEDULES, THE COMPANY MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY COMPANY SERVICES, RELATED PRODUCT OR DOCUMENTATION.  EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT AND THE SCHEDULES, THE COMPANY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR TITLE OR NONINFRINGEMENT OF THIRD PARTY RIGHTS.  EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT AND THE SCHEDULES, THE COMPANY SPECIFICALLY DENIES ANY RESPONSIBILITY FOR THE ACCURACY OR QUALITY OF INFORMATION OBTAINED THROUGH ITS SERVICES.

14.2                           Disclaimer of Certain Damages. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE OR LOST BUSINESS, REVENUE, PROFITS, OR GOODWILL, ARISING IN CONNECTION WITH THIS AGREEMENT, THE SERVICES, RELATED PRODUCTS, DOCUMENTATION AND/OR THE INTENDED USE THEREOF, UNDER ANY THEORY OF TORT, CONTRACT, WARRANTY, STRICT LIABILITY OR NEGLIGENCE, EVEN

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

IF THE PARTY HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.  THIS SECTION SHALL NOT BE APPLICABLE (I) TO THIRD PARTY SETTLEMENTS OR JUDGMENTS.

14.3                           Limitation of the Company’s Liability. WITHOUT LIMITATION OF THE PROVISIONS OF SECTION 14.2 ABOVE, THE TOTAL LIABILITY OF THE COMPANY TO CUSTOMER IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO THE LESSER OF (A) DIRECT DAMAGES PROVEN BY CUSTOMER OR (B)  **** .  THE FOREGOING LIMITATION APPLIES TO ALL CAUSES OF ACTIONS AND CLAIMS, INCLUDING WITHOUT LIMITATION BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS. FURTHER, THE COMPANY’S LIABILITY WITH RESPECT TO INDIVIDUAL COMPANY SERVICES MAY ALSO BE LIMITED PURSUANT TO THE TERMS AND CONDITIONS OF THE APPLICABLE SCHEDULE.  CUSTOMER ACKNOWLEDGES AND ACCEPTS THE REASONABLENESS OF THE FOREGOING DISCLAIMERS AND LIMITATIONS OF LIABILITY. NO CAUSE OF ACTION UNDER ANY THEORY WHICH ACCRUED MORE THAN **** PRIOR TO THE INSTITUTION OF A LEGAL PROCEEDING ALLEGING SUCH CAUSE OF ACTION MAY BE ASSERTED BY EITHER PARTY AGAINST THE OTHER.  HOWEVER, NOTHING IN THIS SECTION 14.3 SHALL LIMIT THE COMPANY’S LIABILITY: (A) IN TORT FOR ITS WILLFUL OR INTENTIONAL MISCONDUCT, (B) FOR BODILY INJURY OR DEATH PROXIMATELY CAUSED BY THE COMPANY’S NEGLIGENCE, OR (C) LOSS OR DAMAGE TO REAL PROPERTY OR TANGIBLE PERSONAL PROPERTY PROXIMATELY CAUSED BY THE COMPANY’S NEGLIGENCE; OR (D) FOR COSTS OF DEFENSE OR THIRD PARTY SETTLEMENTS OR JUDGMENTS UNDER ANY INDEMNIFICATION OBLIGATION ARISING UNDER   SECTION 13 ABOVE

14.4                           Limitation of Customer’s Liability. WITHOUT LIMITATION OF THE PROVISIONS OF SECTION 14.2 ABOVE, THE TOTAL LIABILITY OF CUSTOMER (INCLUDING THE CORPORATIONS TAKING SERVICE HEREUNDER) TO THE COMPANY IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO THE LESSER OF (A) DIRECT DAMAGES PROVEN BY THE COMPANY OR (B) ****.  THE FOREGOING LIMITATION APPLIES TO ALL CAUSES OF ACTIONS AND CLAIMS, INCLUDING WITHOUT LIMITATION BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS.    THE COMPANY ACKNOWLEDGES AND ACCEPTS THE REASONABLENESS OF THE FOREGOING DISCLAIMERS AND LIMITATIONS OF LIABILITY. NO CAUSE OF ACTION UNDER ANY THEORY WHICH ACCRUED MORE THAN **** PRIOR TO THE INSTITUTION OF A LEGAL PROCEEDING ALLEGING SUCH CAUSE OF ACTION MAY BE ASSERTED BY EITHER PARTY AGAINST THE OTHER.  HOWEVER, NOTHING IN THIS SECTION 14.4 SHALL LIMIT CUSTOMERS LIABILITY: (A) IN TORT FOR ITS WILLFUL OR INTENTIONAL MISCONDUCT, (B) FOR BODILY INJURY OR DEATH PROXIMATELY CAUSED BY CUSTOMER’S NEGLIGENCE, OR (C) LOSS OR DAMAGE TO REAL PROPERTY OR TANGIBLE PERSONAL PROPERTY PROXIMATELY CAUSED BY CUSTOMER’S NEGLIGENCE; (D) FOR COSTS OF DEFENSE OR FOR THIRD PARTY SETTLEMENTS OR JUDGMENTS UNDER ANY INDEMNIFICATION OBLIGATION ARISING UNDER SECTION 13 ABOVE;  (E) FOR AMOUNTS PAYABLE BY CUSTOMER OR THE CORPORATIONS FOR SERVICES PROVIDED HEREUNDER; (F) FOR EARLY TERMINATION OR UNDERUTILIZATION CHARGES INCURRED UNDER  THIS AGREEMENT.

15.                                 Compliance with Laws. All Services are provided subject to applicable local laws and regulation, including the applicable Tariffs, the Guide and price lists of the Company, in the countries in which Service is provided.  Each party is responsible for complying with all laws and regulations applicable to its respective obligations related to this Agreement and the Services including without limitation (i) local license or permit requirements, (ii) export, import and customs laws and regulations (such as the export and re-export controls under the US Export Administration Regulations and/or similar regulations of the US or any other country) which may apply to certain equipment, software and technical data provided hereunder, and (iii) foreign corrupt practices acts. Notwithstanding the foregoing, the Company does not represent that any necessary import, export or customs licenses or approvals will be granted with respect to the Services provided hereunder.   The Company represents and warrants that it will comply with the Sarbanes-Oxley Act of 2002 as amended from time to time (“SOX”).

16.                                 Participation by Affiliates. Affiliates of the Customer, in which the Customer has an equity ownership interest of **** or greater (“Customer Affiliates”), may purchase Services pursuant to this Agreement.  Customer shall remain financially responsible to the Company for all charges incurred by Customer Affiliates hereunder.  The Services provided hereunder are intended solely for the use and benefit of Customer and Customer Affiliates.  Customer Affiliates shall have no direct recourse to the Company and shall direct all matters relating to ordering, delivery, availability, or quality of services to Customer.  Use of the Services by Customer Affiliates shall be deemed a use of the Services by Customer.

17.                               Security Regulations. The Company personnel will be instructed to comply with security regulations pertinent to each Customer     location and reasonable oral security instructions or demands of that location’s personnel. The Company personnel, when deemed appropriate by Customer, in its sole discretion, will be issued a visitor identification card by such entity. Such cards will be surrendered by  the Company personnel upon demand by the issuer and without further demand upon expiration or termination of this Agreement.   The Company shall not attempt to gain access to restricted areas, to systems, or to Confidential Information in the possession of Customer   beyond the access permitted by that entity.

18.                                 Performance of Services.  The Company shall provide the Services, including installations, in a good and workmanlike manner in accordance with generally accepted industry standards.

19.                                 Notice of Known Defects.  The Company will use reasonable efforts to inform Customer of any defects in the Services known to the Company which might materially interfere with operation or use of the Services.   The Company represents  that it knows of no material defect in the Services security mechanisms, of any time bombs (code inserted by the manufacturer or the Company, which is

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

not described in the documentation or otherwise disclosed to Customer, whose purpose is to halt effective operation or use of the Service on conditions set by or triggered by any event or person other than Customer), viruses (code embedded in a component of the Service whose purpose is to halt effective operation or use of the Service on conditions set by or triggered by an event or a person other than Customer), trap doors (means by which an unauthorized user may circumvent the security protections of the Service or any part thereof), and similar devices.  The Company will use its reasonable efforts to promptly give written notice to Customer of any later discovered defects in its security mechanisms, such as time bombs, viruses, trap doors, or similar devices during the effectiveness of this Agreement.  Notwithstanding the foregoing, the Company makes no representation or warranty to Customer as to the security of the Service and does not guarantee that the Service will be secure from unauthorized use.

20.                                 Use of Names and Marks:  Nothing in this Agreement shall create in either party any rights in any trademark, trade name, service mark, insignia, symbol, identification and/or logotype of the other party (including its parent, subsidiaries and affiliates).  Before either party uses any such mark of the other party, it shall obtain the prior written consent of the other party.

21.                                 Not Used

22.                                 Personnel.

22.1                           In no event shall a party or employees or independent contractors of that party be or be considered employees or independent contractors of the other party.  Except as stated herein, matters governing the terms and conditions of employment of a party’s employees and independent/sub contractors are entirely within the control of that party.  Except as stated herein, each party’s business matters such as work schedules, wage rates, withholding income taxes, disability benefits or the matter and means through which a party’s obligations to its employees or other independent/sub contractors will be accomplished are entirely within the discretion of the party.  Each party will be responsible for the supervision, direction and control of its own personnel while engaged in performance of activities under this Agreement. When this Agreement requires performance by the Company or Customer’s employees or independent/sub contractors on the other party’s (including the Corporations’, or other independent/sub contractor’s) premises, the performing party shall carry and maintain Worker’s Compensation Insurance in the minimum amounts of  **** and **** and Commercial Liability Insurance with a limit of not less than ****  on ISO occurrence form CG 00 01 01 96 (or a substitute form providing equivalent coverage) covering its employees or independent/sub contractors (or require its independent/sub contractors to carry and maintain such insurance) in addition to any other statutory requirements applicable to the location where Services are to be performed. The performing party shall also carry and maintain Professional Liability (or require its independent/sub contractors to carry and maintain such insurance) against losses or damages caused by the performing party’s errors and omissions in performing professional duties. Each party understands that the other may self-insure a large portion of its Commercial General Liability insurance in order to meet its obligations set forth herein.  Each party shall carry automobile liability insurance with a limit of not less than **** each accident.  All policies shall contain waivers of subrogation. Each party will comply with all applicable governmental regulations, pay all applicable taxes, and exercise control over its personnel (including its independent/sub contractors).  Each party  shall be responsible for its own employee taxes or other governmental taxes, fines, or fees (including all such taxes, any interest or penalties and reasonable attorney’s fees and costs related thereto) related to the employment of its personnel, and shall indemnify and hold harmless the other party from any liability therefor.

22.2                           During the effectiveness of this Agreement and for six months thereafter, a party (“Designating Party”) shall not hire the other party’s employees , who, for MCI, are involved in the performance of the Services, and, for Customer,  are located in Customer’s New York, Connecticut, and Maryland locations, unless that employee has not been an employee of the Designating Party  for  6 months

22.3                           Security Audit.  Once during the Term, MCI agrees, on behalf of the Company, to allow a third party auditor, paid for by the Customer (the “Auditor”), to audit Company’s compliance with Company’s  security processes.  Such Auditor shall be chosen by the Customer from a list compiled and agreed to jointly by the parties of third party auditors experienced in performing such audits.  The Auditor shall execute a non-disclosure agreement with the Company no less restrictive than the terms of Section 10 herein prior to start of the audit.  The parties acknowledge and agree that the Auditor shall not audit the Company backbone network or any systems or networks related to the provision of services to other Company customers.  The scope of the audit shall be limited to the Services, Customer-specific equipment and related CPE and Network Control Center systems.

The Company shall only be required to provide 40 hours of Company resource to assist in the audit process.

To the extent that the Auditor finds that the Company has failed to comply with its own security processes, the Customer shall provide the Company with written notice of such non-compliance and the Company shall have **** to cure the non-compliance from the receipt of Customer’s notice.

23.                                 Miscellaneous.

23.1                           Assignment. Neither party may assign this Agreement, or any rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.  Any attempted assignment without such prior written consent shall be void.  Notwithstanding the foregoing, the Company may freely assign this Agreement to its parent or any of their subsidiaries or affiliates, or any successor in interest and the Company shall ensure that such assignee or successor shall be bound by the terms and conditions of this Agreement.  Customer may assign this Agreement   to its parent or any of their subsidiaries or affiliates upon the Company’s approval of the creditworthiness of the proposed assignee, which shall not be unreasonably delayed or withheld. Customer may share the use of the Services with the Corporations subject to the terms and conditions set forth herein provided that Customer shall be responsible for such use by the Corporations. Subject to the foregoing, in the event of any assignment of this Agreement or any rights hereunder by either party, the assigning party shall remain liable for the performance of its obligations hereunder. Any attempted transfer or assignment of this Agreement by either party not in accordance with the terms of this Section 23.1 shall be null and void.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

23.2                           Governing Law.  The construction, interpretation and performance of this Agreement, and all causes of action arising out of this Agreement, whether in contract, indemnity, warranty, strict liability, tort, or otherwise, shall be governed as follows: (1) as to elements subject to the Communications Act of 1934, as amended (“the Telecom Act”), by the Telecom Act; (2) as to elements subject to the Securities Act, by the Securities Act, and (3) as to elements not controlled by the Telecom Act or the Securities Act, by the domestic law of the State of New York without regard to its choice of law principles.

23.3                           English Language.  In the event of a conflict between this Agreement and any subsequent translations, this English language version shall prevail.

23.4                           Enforceability. If any paragraph or clause of this Agreement shall be held to be invalid or unenforceable by any body or entity of competent jurisdiction, then the remainder of the Agreement shall remain in full force and effect and the parties shall promptly negotiate a replacement provision or agree that no replacement is necessary.

23.5                           No Waiver. Neither party’s failure, at any time, to enforce any right or remedy available to it under this Agreement shall be construed to be a waiver of such party’s right to enforce each and every provision of this Agreement in the future.

23.6                           Notice. Any notice required to be given under this Agreement shall be in writing, in English, and transmitted via overnight courier, hand delivery or certified or registered mail, postage prepaid and return receipt requested, to the parties at the addresses set forth below or such other addresses as may be specified by written notice. Notice sent in accordance with this Section shall be deemed effective when received. A party may from time to time designate another address or addresses by notice to the other party in compliance with this Section.

If to the Company:	MCI WORLDCOM Communications, Inc.
1 International Drive
Rye Brook, New York10573
Attn: ****

with a copy to:	MCI WORLDCOM Communications, Inc.
2 International Drive
Rye Brook, New York 10573
Attn: ****

If to Customer:	The Nasdaq Stock Market, Inc.
80 Merritt Boulevard
Trumbull, CT 06611
Attn: ****

and

The Nasdaq Stock Market, Inc.
80 Merritt Boulevard
Trumbull, CT 06611
Attn: ****

With copy of notice of default or dispute to:

The Nasdaq Stock Market, Inc.
1801 K Street, N.W.- 8th Floor
Washington, DC 20006
Attn: ****

23.7                           Force Majeure. Any delay in or failure of performance by either Customer or the Company under this Agreement (other than repeated failures to comply with payment obligations) shall not be considered a breach of this Agreement if and to the extent caused by events beyond the reasonable control of the party affected, including but not limited to acts of God, embargoes, governmental restrictions, strikes, riots, wars or other military action, civil disorders, rebellion, fires, floods, vandalism, terrorism or sabotage.  Market conditions and/or fluctuations (including a downturn of a party’s business) shall not be deemed force majeure events.  The party whose performance is affected by such events shall promptly notify the other party, giving details of the force majeure circumstances, and the obligations of the party giving such notice shall be suspended to the extent caused by the force majeure and so long as the force majeure continues, and the time for performance of the affected obligation hereunder shall be extended by the time of the delay caused by the force majeure event. Notwithstanding the foregoing, if a force majeure event extends more than 20 days, then the Company or Customer may terminate the affected Service(s) (or the entire Agreement if all Services are affected) without liability upon ten (10) days’ prior written notice to the party whose performance is impaired by such event, provided that performance is not resumed within such ten day period.

23.8                           Use of Facilities and Equipment. The Company’s obligation under this Agreement is to furnish services consisting of facilities and equipment that is exclusively of the Company’s choosing.   Unless otherwise provided for in this Agreement, the Company may substitute facilities or equipment used to furnish the Services or substitute comparable service for any Service furnished under this Agreement, at any time.

23.9                           Survival.  The provisions of this Agreement which by their nature are intended to survive this agreement shall survive the termination or expiration of this Agreement.

23.10                     General. This Agreement, including the Tariffs, the Guide, the Schedules, the Attachments and any other documents incorporated herein by reference, constitutes the entire agreement between the parties with respect to its subject matter, and supersedes all other representations, understandings or agreements regarding this Agreement’s subject matter which are not fully expressed herein. No amendment to this Agreement shall be valid unless in writing and signed by both parties; provided however, that the Company may modify its Tariffs and/or the Guide from time to time in accordance with law and thereby affect the services furnished to Customer.  Section titles or references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties evidenced hereby. The provisions of this Agreement which by their nature are intended to survive this Agreement shall survive the termination or expiration of this Agreement.  The parties have duly executed and agreed to be bound by this Agreement as evidenced by the signatures of their authorized representatives.

23.11                     Signature Authorization. The parties have duly executed and agreed to be bound by this Agreement as evidenced by the signatures of their authorized representatives.  Each party represents and warrants to the other that the signatory identified beneath its name has full authority to execute this Agreement on its behalf.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE ONE

REGULATED TARIFFED SERVICES

1.               Service Provisioning and Receipt.  The Company will provide to Customer intrastate and local telecommunications Service(s) pursuant to the applicable Tariffs of the Company and its US-based affiliates and successors.

2.               Services.  The provisions in this Schedule contain additional rates, discounts and certain other provisions applicable to the Services provided to Customer pursuant to this Schedule One and the Tariffs (the “Regulated  Tariffed Services”).

3.               Tariff Option.  The Company shall, if required, file a Tariff Option consistent with the terms of this Schedule.

4.               Interstate Service Credits.

4.1         Customer will pay standard tariffed rates for domestic intrastate the Company inbound and outbound voice service in all states.  Customer will receive a monthly recurring credit to be applied to Customer’s interstate and international Usage Charges for Regulated Non-Tariffed Services hereunder equal to the sum of: (i) the product of  a fixed discount of **** multiplied by Customer’s intrastate (except Maryland) outbound voice service (Feature Option 3A) Usage Charges for the current Monthly Period at standard Tariffed rates, plus (ii) the product of a fixed discount of **** multiplied by Customer’s intrastate (except Maryland)  inbound voice service (Feature Option 3B) Usage Charges for the current Monthly Period at standard Tariffed rates.  Notwithstanding the foregoing, in no event shall the amount of any such Interstate Service Credit exceed Customer’s interstate and international Usage Charges for Regulated Non-Tariffed Services for the Monthly Period in which such credit is to be applied.  All of the foregoing credits are in lieu of any other rates or discounts (tariffed or otherwise).

4.2         Customer shall receive each month a credit against its interstate the Company switched data service Usage Charges  in an amount equal to the sum of (i) the product of a fixed discount of **** multiplied by Customer’s intrastate the Company switched data service (Feature Option 3A) Usage Charges  calculated at standard tariff rates for the current Monthly Period at standard Tariffed rates, plus (ii) the product of a fixed discount of **** multiplied by Customer’s intrastate the Company inbound switched data service (Feature Option 3B) Usage Charges for the current Monthly Period at standard Tariffed rates.  All of the foregoing credits are in lieu of any other rates or discounts (tariffed or otherwise).

4.3         Notwithstanding the foregoing, in no event shall the aggregate amount of the credits described in this Section 4 exceed Customer’s interstate and international Usage Charges for Regulated Services for the Monthly Period in which such credit is to be applied.  All of the foregoing credits are in lieu of any other rates or discounts (tariffed or otherwise).

5.               Local Services .

5.1         From time to time during the Term, MCI or the Company may offer local access or local exchange telephone services (collectively, “Local Service”).  As of the Effective Date, Local Service is provided by MCI or Company pursuant to applicable state tariffs. “Local Service Charges” (as defined below) will contribute to Customer’s Monthly Minimum, but will not be eligible to receive any discounts under this Agreement unless otherwise expressly stated.  For purposes of this Agreement, “Local Service Charges” means the Company’s Tariffed or standard rates and charges for Local Service, net of associated credits or discounts, and includes applicable monthly usage and monthly recurring charges, local line charges, analog and digital trunk charges, and Direct-Inward Dialing analog, digital and number charges.  Local

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Service Charges do not include charges for resold local exchange services, Directory Assistance charges and surcharges, charges for enhanced services (such as charges for voice mail or call manager), non-recurring charges, Operator Services charges and surcharges, access/egress (or related) charges imposed by a third party other than MCI or the Company, applicable sales, use, excise, utility, and gross receipts taxes and other similar tax-like surcharges.

5.2         Where the Company has received applicable regulatory approval and filed the necessary Tariff(s), Customer shall be enrolled in an the Company On-Net Term Plan and will receive the discount associated with the **** and **** (currently ****) on its eligible monthly charges for the Company facilities-based local exchange service. Enrollment in the the Company On-Net Term Plan hereunder is subject to the terms and conditions of the the Company On-Net Term Plan program set forth in the applicable Tariffs or price lists.

Additionally, Customer shall receive a lump sum, incremental credit based on Customer’s calendar year Local Service Charges equal to or in excess of **** in accordance with the table below.  For example, if Customer’s annual Local Service Charges equal ****, Customer shall receive a lump sum credit of ****; if Customer’s annual Local Service Charges equal ****, Customer shall receive a lump sum credit of **** calculated as ****.

Annual Local Service Usage	Incremental Credit

****	****
****	****
****	****

Customer shall be eligible for all Company Local Service programs and promotions, exclusive of the Company Charter Member or  Company Investor programs and promotional rates and discounts affecting Local Service Charges.

6.               Maryland Intrastate Rates.

6.1         In lieu of any other rates or discounts, for intrastate outbound voice service (Option ****) within Maryland, Customer shall receive the following fixed postalized rates based on call origination/termination type:

ORIGINATION	TERMINATION
	LOCAL	DEDICATED	SWITCHED
LOCAL	****	****	****
DEDICATED	****	****	****
SWITCHED	****	****	****

6.2         In lieu of any other rates or discounts, for intrastate inbound voice service (Option ****) within Maryland, Customer shall receive the following fixed postalized rates based on call termination type:

ORIGINATION	TERMINATION
	LOCAL	DEDICATED	SWITCHED
LOCAL	****	****	****
SWITCHED	****	****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE TWO

UNITED STATES ENHANCED SERVICES

1.                                       Enhanced Service(s).  The term “Enhanced Service(s)” means only those non-tariffed and non-regulated services provided by the Company to Customer pursuant to this Schedule Two.  Attachment 2-1, attached hereto and incorporated by reference, contains additional rates, discounts and certain other provisions applicable to the Enhanced Services provided to Customer pursuant to this Schedule Two.  To the extent that the terms and conditions of  Attachment 2-1 are inconsistent with the terms and conditions of this Schedule Two, Attachment 2-1 governs with respect to the corresponding Enhanced Service.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 2-1

WorldCom Audio-On-Demand

1.                                       Audio-on-Demand Service

Audio-on-Demand Service offers the capability to allow access to a menu of up to twenty (20) stored audio conferences via touch-tone phone.  Customer can either administer the application directly or request assistance from the Company to manage the application.  Audio-on-Demand Service options include voice response and customized greetings.

2.                                       Rates and Charges

A.                                   Pricing Structure:  The pricing structure for WorldCom Audio-On-Demand consists of the following elements:  SET-UP FEES, MAINTENANCE FEES, TOLL-FREE NUMBER USAGE CHARGES, TOLL NUMBER USAGE CHARGES, VOICE RESPONSE TRANSCRIPTION FEES, VOICE RESPONSE ACTIVATION FEES, VOICE RESPONSE RETRIEVAL FEES, VOICE RESPONSE TAPE FEES, and VOICE TALENT FEES.  All pricing elements shall receive the Company’s then-current standard list rates, as may be changed from time to time.  Except as specifically stated herein, the current standard list pricing is as follows:

(i)                                     SET-UP FEES: Customer will be charged the standard list price, currently ****, for the one-time set-up fees associated with WorldCom Audio-On-Demand service.

(ii)                                  MAINTENANCE FEES: Customer will be charged the standard list price, currently ****, during each Monthly Period of the Term for the Maintenance Fees associated with WorldCom Audio-On-Demand service.

(iii)                               TOLL-FREE NUMBER USAGE CHARGES:  Customer will be charged **** per participant for Toll-Free Number Usage charges during each Monthly Period of the Term.

(iv)                              TOLL NUMBER USAGE CHARGES:  Customer will be charged **** per participant for Toll Number Usage charges during each Monthly Period of the Term.

(v)                                 VOICE RESPONSE TRANSCRIPTION FEES:  Customer will be charged the  standard list price, currently **** plus an administrative access fee* per transcription, for Voice Response Transcription fees. (*  ****charge for downloading the information for Voice Response Reporting.)

(vi)                              VOICE RESPONSE ACTIVATION FEES: Customer will be charged the standard list price, currently **** per activation, for Voice Response Activation Fees.

(vii)                           VOICE RESPONSE RETRIEVAL FEES:  Customer will be charged the standard list price for Voice Response Retrieval fees, which is currently **** per person limited to **** prompts.

(viii)                        VOICE RESPONSE TAPE FEES:  Customer will be charged the standard list price, currently **** per tape used, for Voice Response Tape fees.

(ix)                                VOICE TALENT FEES:  Customer will be charged the standard list price, currently  **** for every **** per recorded voice, for Voice Talent fees.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 2-2

WorldCom Instant Replay PLUS

1.                                       Instant Replay PLUSSM Service

Instant Replay PLUSSM is a conferencing application that combines Integrated Voice Response, Voice Messaging and Fax back capabilities.  Callers may access a recording of a specific audio conference either by toll-free access or toll access.  Recorded prompts give a caller various options, including entering a fax number to receive an agenda or other information by fax, listening to a recording of the audio conference, retrieving a specific “Hot Topic” by recorded message or fax while listening to the audio conference (in which case the caller will temporarily exit out of the recording of the audio conference and return after retrieving the Hot Topic), and leaving detailed messages at the end of the caller’s call.  In addition, a caller may pause or rewind the recording.  Instant Replay PLUSSM allows Customer to select up to nine (9) Hot Topics.  If a Hot Topic is used as a recorded message, there is a **** time limit per Hot Topic.  Customer may choose toll-free access, toll access or both.

2.                                       Rates and Charges

A.                                   Pricing Structure:  The pricing structure for WorldCom Instant Replay PLUS consists of the following elements: SET-UP FEES, MAINTENANCE FEES, TOLL-FREE NUMBER USAGE CHARGES, TOLL NUMBER USAGE CHARGES, VOICE RESPONSE TRANSCRIPTION FEE, VOICE RESPONSE ACTIVATION FEES, VOICE RESPONSE RETRIEVAL FEES, VOICE RESPONSE TAPE FEES, DOMESTIC FACSIMILE FEES, and INTERNATIONAL FACSIMILE FEES.  All pricing elements shall receive the Company’s then-current standard list rates, as may be changed from time to time. Except as specifically stated herein, the current standard list pricing is as follows:

(i)                                     SET-UP FEES: Customer will be charged the standard list price, currently **** per service, for the one-time set-up fees associated with WorldCom Instant Replay PLUSSM.

(ii)                                  MAINTENANCE FEES: WorldCom will waive the standard list price during each Monthly Period of the Term for the Maintenance Fees associated with WorldCom Instant Replay PLUSSM.

(iii)                               TOLL-FREE NUMBER USAGE CHARGES:  Customer will be charged **** per minute per participant for Toll-Free Number Usage charges during each Monthly Period of the Term.

(iv)                              TOLL NUMBER USAGE CHARGES:  Customer will be charged **** per minute per participant for Toll Number Usage charges during each Monthly Period of the Term.

(v)                                 VOICE RESPONSE TRANSCRIPTION FEES:  Customer will be charged the  standard list price, currently **** plus an administrative access fee* per transcription, for Voice Response Transcription fees. (*  **** charge for downloading the information for Voice Response Reporting.)

(vi)                              VOICE RESPONSE ACTIVATION FEES:  Customer will be charged the standard list price, currently **** per activation, for Voice Response Activation Fees.

(vii)                           VOICE RESPONSE RETRIEVAL FEES:  Customer will be charged the standard list price for Voice Response Retrieval fees, which is currently **** per person limited to **** prompts.

(viii)                        VOICE RESPONSE TAPE FEES:  Customer will be charged the standard list price for Voice Response Tape Fees, which is currently **** per tape used.

(ix)                                DOMESTIC FACSIMILE FEES:  Customer will be charged **** per page for Domestic Facsimile Fees associated with WorldCom Instant Replay PLUSSM.

(x)                                   INTERNATIONAL FACSIMILE FEES: Customer will be charged the then-current standard list price, which varies by where the usage originates from and/or terminates to, for international service.

(xi)                                INSTANT REPLAY PLUS INDEX SELECT SET-UP FEE:  Customer will be charged **** per service* for the set-up fees associated with Instant Replay Plus Index Select.

(xii)                           INSTANT REPLAY PLUS PRE OR POST-SURVEY SET-UP FEE:  Customer will be charged **** per service* for the set-up fees Instant Replay Plus Pre or Post-Survey.

(xiii)                          INSTANT REPLAY PLUS PRE AND POST SURVERY SET-UP FEE:  Customer will be charged **** per service* for the set-up fees associate with Instant Replay Plus Pre and Post Survey.

*Per IVR access number or Multipoint Fax mailbox set up.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 2-3

RSVP

1.                                       Service Description

RSVP Service is an integrated service offering that allows callers to leave either voice and/or fax messages on a single customer message repository.  RSVP Service integrates voice, fax, and data communications into a single number for message receipt and retrieval.  Callers can reach an RSVP Service via a dedicated toll-free number or through a toll access number defined by the selected area.

2.                                       Rates and Charges

A.                                   Pricing Structure:  The pricing structure for WorldCom RSVP consists of the following elements:  SET-UP FEES, MAINTENANCE FEES, TOLL-FREE NUMBER USAGE CHARGES, TOLL NUMBER USAGE CHARGES, VOICE RESPONSE TRANSCRIPTION FEES, VOICE RESPONSE RETRIEVAL FEES, VOICE RESPONSE TAPE FEES, VOICE TALENT FEES, PHONE OR PAGE MESSAGE NOTIFICATION RATES, DOMESTIC FACSIMILE FEES, and INTERNATIONAL FACSIMILE FES.  All pricing elements shall receive the Company’s then-current standard list rates, as may be changed from time to time.  Except as specifically stated herein, the current standard list pricing is as follows:

(i)                                     SET-UP FEES: Customer will be charged the standard list price, currently ****, for the one-time set-up fees associated with RSVP service.

(ii)                                  MAINTENANCE FEES: The Company will waive the standard list price during each Monthly Period of the Term for the Maintenance Fees associated with RVSP.

(iii)                               TOLL-FREE NUMBER USAGE CHARGES:  Customer will be charged **** per minute per participant for Toll-Free Number Usage charges during each Monthly Period of the Term.

(iv)                              TOLL NUMBER USAGE CHARGES:  Customer will be charged **** per minute per participant for Toll Number Usage charges during each Monthly Period of the Term.

(v)                                 VOICE RESPONSE TRANSCRIPTION FEES:  Customer will be charged the standard list price, currently **** plus an administrative access fee* per transcription, for Voice Response Transcription fees. (*  **** per minute charge for downloading the information for Voice Response Reporting.)

(vi)                              VOICE RESPONSE RETRIEVAL FEES:  Customer will be charged the standard list price for Voice Response Retrieval fees, which is currently **** per person limited to **** prompts.

(vii)                           VOICE RESPONSE TAPE FEES:  Customer will be charged the standard list price, currently  **** per tape used, for Voice Response Tape fees.

(viii)                        VOICE TALENT FEES:  Customer will be charged the standard list price, currently **** for every **** minutes per recorded voice, for Voice Talent fees.

(ix)                                PHONE OR PAGE MESSAGE NOTIFICATION RATES: Customer will be charged the standard list price, currently **** per notification, for phone or page message notification fees.

(x)                                   DOMESTIC FACSIMILE FEES:  Customer will be charged **** per page for Domestic Facsimile Fees associated with RSVP.

(xi)                                INTERNATIONAL FACSIMILE FEES: Customer will be charged the then-current standard list price, which varies by where the usage originates from and/or terminates to, for international facsimile fees associated with RSVP service.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 2-4

WorldCom Multipoint Fax

1.                                      Multipoint Fax Service Description.  Multipoint Fax provides simultaneous fax document distribution to multiple fax machines or personal computers.  In order to make use of the Multipoint Fax Service, Customer must provide the Company with fax distribution lists via e-mail, fax, mail, diskette, or modem.  Under Standard Multipoint Fax Service, WorldCom will make up to four (4) attempts to send a fax to each destination on a fax distribution list.  After the fax has been successfully delivered to each destination on the list, or after four (4) attempts have been made to deliver the fax to those destinations to which it could not be successfully delivered, Customer will be faxed a Non-Delivery Detail Report or All-Attempt Delivery Detail Report (as specified by the Customer at the time service is established).  The Report will show, by destination, whether the transmission was successful or failed.  A cover sheet is considered a page.  Customer does not pay for any transmitted pages that were not delivered successfully.

The Company also offers the Administrative Software Option, which will provide Customer with all of the features of Standard Multipoint Fax Service, while also providing Customer with the capability to upload distribution lists and initiate a fax distribution from its own PC with fax software.  In order to take advantage of the Administrative Software Option, Customer must license the Multipoint Fax administrative software, which must be returned to the Company upon expiration or termination of this Attachment 2-4.  If Customer subscribes for the Administrative Software Option, Customer will be permitted to choose:  (i) how many attempts it wants the Multipoint Fax Service to make with respect to each destination, (ii) the use of Text Merge, which provides Customer with a choice of the type and positioning of information on the page (up to five fields), (iii) a cover sheet, and (iv) the delivery report received (Non-Delivery Detail Report which only shows failed deliveries or the All-Attempt Delivery Detail Report, which  shows successful and failed deliveries).

2.                                      Rates and Charges. Customer shall be charged the then-current Company standard list rates (as may be changed from time to time) for all features associated with Multipoint Fax. Customer will be charged **** per page for domestic fax processing fee.  Additionally, the current standard list pricing is as follows:

Description of Fee	Rates and Charges
Set-Up Fees:	**** per Service*

Maintenance Fees:	****

Multipoint Fax Administrative Software License:	****
Fax Processing Fee (International):	****

*Per Multipoint Fax mailbox set up.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 2-5

WORLDCOM CONFERENCE WEBCAST SERVICE

1.                                       Definitions.

1.1                                 “Content” refers to the information, materials, copyrights, trademarks, data, images, and any other intellectual property disseminated via the WorldCom Conference Webcast Service.  Customer will load the Content through a web-based interface or with the Company’s assistance.

1.2                                 “Event(s)” shall mean either a live or recorded audio or video one-way conference or an interactive videoconference using audio and video streaming services, which provide for the ability to take an encoded stream and access it from a web site so that one or more Participants can view the live or recorded Event via an Internet browser.

1.3                                 “Host” refers to the Customer’s single point of contact for all issues relating to the Content.  The Host is the main coordinator of the Event and the person who makes reservations for the Event.

1.4                                 “Maximum Simultaneous Streams” (MSS) refers to the maximum number of Participants who can view an Event, either live or recorded, at the same time.

1.5                                 “Meeting Manager” is  the Company representative who helps the Host and Presenter coordinate the Event.

1.6                                 “On-Demand Content” refers to Content that is stored and can be viewed by Participants on demand.

1.7                                 “Participants” refer to those individuals accessing and viewing a Customer’s Event via the WorldCom Conference Webcast Service.

1.8                                 “Presenter” is the person under whose name the Event has been reserved.  The Presenter may also be the Host of the Event.

2.                                       Service Provision.   The WorldCom Conference Webcast Service (hereinafter referred to as the “Webcast Service”) is not offered pursuant to a tariff, but shall be provided pursuant to the terms and conditions of this Attachment and applicable provisions in the Agreement.  If at any time during the term of this Attachment, the Company tariffs any non-tariffed portion of the Webcast Service provided to Customer (“Newly Tariffed Service”), Customer agrees that such tariff shall govern with respect to the Newly Tariffed Service.  The Newly Tariffed Service shall continue to be provided to Customer at the same rates, charges, discounts, term commitment, and volume commitment, if any, as set forth herein.

3.                                       Service Description.  The Webcast Service refers to those audio and video streaming services and applications offered by the Company, which provide for the ability to digitally encode Content taken directly from an audioconferencing or  videoconferencing bridge and make the Content available for Participants to view the live or recorded Event via an Internet browser.  Video streaming services are not currently available.

4.                                       Limits on Use.  The Webcast Service is only provided to Customer in conjunction with an operator attended audioconference call (Standard or Premier) or Premier level videoconference call service of WorldCom Conferencing Services.  Resale to or use by another organization is prohibited.  The Company may suspend the Webcast Service or terminate this Attachment effective upon notice for violation of the terms and conditions of this Section.

5.                                       Term and Usage.

5.1              Term: Customer’s usage of the Webcast Service shall be co-terminous with the term of the Agreement.  Installation of the Webcast Service may begin upon Customer’s signature.

5.2              Usage:  Customer’s usage of the Webcast Service (after application of applicable discounts) will contribute to Customer’s  Monthly Minimum.

6.                                       Rates and Charges.  Except as provided herein, the rates and discounts, if any, contained herein will apply through the Term of this Attachment to the service packages (collectively referred to as the “Service Packages”) set forth below in this Section 6.  In addition to the charges set forth in this Section 6 for the Service Packages, Customer must pay the applicable charges for the Company Videoconferencing and Audioconferencing Services associated with Customer’s use of the Webcast Service.  The pricing set forth in this Section 6 applies to all audio and video Events.  An audio Event may not exceed eight (8) hours, and a video Event may not exceed five and one-half (5.5) hours.

6.1              Conference Webcast Audio Streaming Service Package

Participants	Event Price
****	****
****	****
****	****
****	****
****	****
****	****
****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

6.2              Conference Webcast Video Streaming Service Package*

MSS Participants	Event Price
Up to ****	****

*This Service Package not available at this time.

6.3              Conference Webcast  Video Streaming Plus Service Package*

MSS Participants	Event Price
Up to 500	$2,600

*This Service Package not available at this time.

6.4              Additional Features

Audio Replay       ****

Video Replay for up to **** is included as part of the Conference Webcast Video Streaming and Conference Webcast Video Streaming Plus Service Packages.

Authenticated List Security Feature    ****

7.                                       Maximum Number of Participants/Maximum Simultaneous Streams (MSS). (a) The Maximum Number of Participants for all Audio Service Packages is ****. (b) The Maximum Simultaneous Streams for all Video Service Packages is ****.

8.                                       Reservations.  Customer must make reservations for an Audio Streaming event at least one hour prior to the time that the Event is scheduled to begin. Customer must make reservations for Video Streaming or Video Streaming Plus Events at least **** prior to the time that the Event is scheduled to begin.

9.                                       Streaming Rates.

9.1              Conference Webcast Video and Audio Streaming Service Packages.  With respect to the Conference Webcast Video Streaming and Video Streaming Plus Service Packages, Customer may select one of the following streaming rates: **** for each live and replay event. With respect to the Conference Webcast Audio Streaming Packages, the customer must use an ****stream rate.

10.                                 File Formats.  All Video Streaming and Video Streaming Plus Service Packages will include **** media format.  Customer must choose between Windows Media or Real Player format at the time it makes its reservation for an Event. All Audio Streaming Service Packages will include two media formats. Customer has the option of using both Windows Media or Real Player format at the time of the Event.

11.                                 On-Demand Storage and Playback Services.  All Service Packages will include storage of On-Demand Content in the stream formats and speeds specified for each Service Package for **** from the date on which the Event is concluded.  Upon the expiration of the **** storage period, all On-Demand Content will be deleted and no longer accessible to or viewable by Customer.  The Company will not be responsible or liable for such storage and/or deletion of any Content, and Customer understands and agrees that (1) such storage is provided for its occasional convenience only, (2) Customer shall not rely on such storage as a means to preserve Content, and (3) if Customer desires to preserve such Content it must do so via its own resources, via third parties, or under a separate agreement with the Company.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

12.                                 Reporting.

12.              Conference Webcast Audio Streaming Service Package.  The Audio Streaming Service Package includes post-Event reporting, which provides (i) the total number of participants, (ii) date of Event, and (iii) a list of the Event Participants’ first and last names, company/organization names and e-mail addresses.

12.2   Conference Webcast Video Streaming Service Package.  The Video Streaming Service Package includes  post-Event reporting, which provides (i) the number of live maximum simultaneous streams, (ii) the number of unique views during a live Event, (iii) the On-Demand MBs transferred and (iv) the number of individual viewers of the On-Demand Content.

12.3        Conference Webcast Video Streaming Plus Service Package. The Video Streaming Plus Service Package includes post-Event reporting, which provides (i) the number of maximum simultaneous streams, (ii) the number of individual viewers during a live Event, (iii) the On-Demand MBs transferred and (iv) the number of unique viewers of the On-Demand Content.  The reporting for the Video Streaming Plus Service Package also includes a list of the Event Participants’ first and last names, company/organization names and email addresses as well as a summary of all Participants’ questions and answers and a summary of each Participant’s questions and answers presented during the Event and the results of any polling.

13.                                 Training Session.  The Video Streaming Plus Service Packages includes one training session in which a new Host or Presenter of an Event is provided basic instruction on how to use the Webcast Service.  The amount and nature of the instruction is within the Company’s sole discretion

14.                                 Live Event Support.  All Service Packages include basic live Event support for purposes of initiating dial outs or pushing slides at the Presenter’s request.

15.                                 Backup Attended Audio Conference Call.  For backup purposes only, in the event that there are technical difficulties with a videoconference call, all Service Packages include an option for one attended, listen only audio conference call.  This attended audio conference call will be billed and charged separately from the charges for the Service Packages.  This backup attended audio conference call will be an additional cost charged at the rates set forth in the Agreement for WorldCom Audio conferencing Services. The Customer must select this option at the time it makes its reservation.

16.                                 Standard Security Feature.  All Services Packages include a standard security feature (the “Standard Security Feature”).  Under the Standard Security Feature, a conference identification number (“Conference ID”) is assigned to each Event, which must be entered by each Participant in order to access and view the Event.  Events containing the Standard Security Feature only are sometimes referred to as “public events”.

17.                                 Password Protected Feature and Authenticated List Security Feature.

17.1   Password Protected Feature.  In addition to the Standard Security Feature, Customer may choose to have its Event password protected at no additional cost (the “Password Protected Feature”).  Under the Password Protected Feature, one password is assigned to an Event so that each Participant enters the same password to access and view the Event.  The Password Protected Feature is available with all Service Packages.  Events containing the Password Protected Feature are sometimes referred to as “Private Events”.

17.2        Authenticated List Security Feature.  In addition to the Standard Security Feature, Customers using Video Streaming or Video Streaming Plus Service Packages may choose the authenticated list security feature (the “Authenticated List Security Feature”) for an additional charge, as set forth in Section 6.4.  Under the Authenticated List Security Feature, a different password is assigned to each Participant so that each Participant must enter her/his individual password to access and view the Event.  The Authenticated List Security Feature is available with all Service Packages.

18.                                 Presentation Slides.  The Conference Webcast Video Streaming Plus Service Package provide for the synching of presentation slides with the video streaming. Customer may request operator assistance for presentation slide push.

19.                                 Web Tours.  The Conference Webcast Video Streaming Plus Service Package includes web tours, which take Participants to various web sites.

20.                                 Interactive Question and Answer Sessions and Polling of Participants. Conference Webcast Video Streaming Plus Service Package includes interactive answer and question sessions and polling of Participants.

21.                                 Billing for Cancelled Events.

21.1        Customer must give the Company notice of a Video Streaming or Video Streaming Plus Event cancellation at least **** prior to the time that the Event is scheduled to begin.  If Customer gives less than **** notice, Customer will incur a cancellation charge equal to **** of the full service charge for the Event.  If notice of a Video Event cancellation is never given to the Company prior to the scheduled Event start time, Customer will incur a cancellation charge equal to **** of the full service charge for the Event.

21.2        Customer must give WorldCom notice of an Audio Streaming Event cancellation at least **** prior to the time that the Event is scheduled to begin.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

22.                                 Expedited Events. An expedited event (“Expedited Event”) is any Event, which is provided pursuant to a Conference Webcast Audio, Video or Video Streaming Plus Service Package.  The scheduling or change of an Expedited Event must be made at least **** before the commencement of an Audio Streaming, Video Streaming or Video Streaming Plus Event. No scheduling or changes will be allowed with less than this **** notice.

23.                                 Technical Support.

23.1        The Conference Webcast Technical Support Help Desk will be available by telephone Monday through Friday, not including holidays, from  7 a.m. to 7 p.m.  U.S. Central Time to answer a Host’s questions.

23.2        Immediately after each Participant enters the Conference ID and/or his or her individual password to access and view an Event, an optional system test is made available which performs basic tests to determine if the Participant has the necessary facilities to access and view the Event.  If a Participant does not have the necessary facilities to access and view the Event, the Participant will be advised of the appropriate facilities, which he or she must obtain in order to access and view the Event.  However, the Company will not be liable or responsible for a Participant’s inability to access or view the Event or for providing the necessary facilities.

24.                                 [Reserved]

25.                                 Customer Obligations.  In addition to the other obligations of Customer contained in this Attachment and the Agreement, Customer shall be responsible for the following obligations with respect to the Webcast Service.

25.1        Customer is responsible for determining the amount of bandwidth it will need on its internal network to support an Event.  The Company shall not be responsible for any type of negative impact or consequence that an Event may have on Customer’s internal network.

25.2        Customer is responsible for insuring the legality of any and all Content disseminated via the Webcast Service.   The Company shall not be responsible for accessing and insuring the legality of such Content.  At all times, Customer shall be regarded as the owner of the Content for purposes of this Attachment and the Agreement.  Customer shall remain solely liable for any and all claims arising out of or relating to the use and/or dissemination of the Content.

25.3        Usage Restrictions.  Customer agrees that it will not, in any way use the Webcast Service in any manner which would (1) violate any United States, state, local or other applicable law, regulation, rule or order of any applicable regulatory authority or court of competent jurisdiction, (2) infringe or constitute the unauthorized use of any patent right, copyright, trademark, service mark, trade name or other intellectual property right of any third party, (3) constitute, be based on or involve the misappropriation of any trade secret or other intellectual property right of any third party, (4) constitute, be based on or involve the misappropriation or violation of any privacy and/or publicity right of a third party or (5) constitute or involve any defamatory, threatening or obscene purpose or be in violation of any U.S. law or applicable community standard.

25.4        Customer is responsible for ensuring that each Participant and Host have the necessary facilities for inter-connections with the Company’s network or otherwise for use in conjunction with the Webcast Service.  The Company has the right to specify to the Customer, Host and/or each Participant what those facilities might be.  Customer is responsible for ensuring that its facilities as well as the Participants’ and Hosts’ facilities are compatible with the Company’s requirements and that they continue to be compatible with subsequent revision levels of the Company-provided equipment, software and services.   The Company is not responsible for the availability, capacity and/or condition of any facilities not provided by the Company.

25.5        [Reserved]

25.6        [Reserved]

25.7        Customer’s Web Site.  Customer is responsible to provide and maintain Customer’s web site associated with the Webcast Service in compliance with the Company’s integration and interoperability requirements specific to Customer, as provided by the Company to Customer from time to time.  Material failures to comply with such requirements shall constitute a material breach of this Attachment and the Agreement.  Customer acknowledges and agrees that the Company shall not be responsible for any outages, degradation in service, errors, or any other problem with the Webcast Service, actual or perceived, to the extent they result from or are exacerbated by problems, performance issues, delays, failures by Customer to comply with the Company’s integration and interoperability requirements and guidance, and/or errors associated with Customer’s web site associated with the Webcast Service.

25.8        Customer is solely responsible for obtaining the consents and releases of any Host, Customer employee or third party to be audio taped and/or videotaped for Event purposes and for providing the Company written evidence of the consents and releases.

26.                                 Termination.  In addition to its rights to terminate contained in the Agreement, the Company may terminate the Webcast Service (or the applicable portion thereof) immediately upon notice to Customer if (a) WorldCom dissolves, discontinues or terminates its business operations to which this Attachment pertains; (b)  Customer fails to perform a material obligation under this Attachment; (d) the Company

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

may terminate the Webcast Service immediately without prior notice if Customer uses the the Company name, trademarks, service marks, other proprietary symbols or taglines (collectively “Company Marks”) and/or other Company intellectual property or confidential information without the Company’s prior written permission; (e) the Company may terminate the Webcast Service immediately without prior notice if Customer uses the Webcast Service in such a manner which violates any of the usage restrictions set forth in Section 25.3;  (f) Customer is in breach of any representation or warranty under this Attachment; (g) the Company may terminate the Webcast Service for Cause; and/or (h) the Agreement is terminated.

27.                                 Disclaimer of Certain Damages.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE AGREEMENT AND/OR IN THIS ATTACHMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL, STATUTORY OR PUNITIVE DAMAGES OF ANY CHARACTER, INCLUDING WITHOUT LIMITATION, LOSS OF USE OR LOST BUSINESS, REVENUE, PROSPECTIVE ECONOMIC ADVANTAGE PROFITS, OR GOODWILL, ARISING IN CONNECTION WITH THIS ATTACHMENT, THE WEBCAST SERVICE, RELATED PRODUCTS, DOCUMENTATION AND/OR THE INTENDED USE THEREOF, UNDER ANY THEORY OF TORT, CONTRACT, WARRANTY, STRICT LIABILITY OR NEGLIGENCE, EVEN IF SUCH DAMAGES ARE FORESEEABLE AND/OR THE PARTY HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.  EACH PARTY HEREBY RELEASES AND WAIVES ANY CLAIMS AGAINST THE OTHER PARTY REGARDING SUCH DAMAGES.

28.                                 [Reserved]

29.                                 [Reserved]

30.                                 [Reserved]

31.                                 Intellectual Property Rights and Indemnities.

31.1   Customer represents and warrants that: (i) it owns or has obtained the necessary rights to license and/or the required approvals for use of all Content; (ii) the Content that is transmitted by Customer in connection with the Webcast Service will not infringe or violate any trademark, copyright, moral right, privacy right, publicity right, intellectual property right or proprietary right of any third party anywhere in the world; (iii) Customer will neither do nor approve any act or use of the Content inconsistent herewith; and (iv) Customer is in compliance with, and shall remain in compliance with, all federal, state and  local license, permit or authorization requirements, and all laws and regulations, and will comply with all reasonable requests by the Company to evidence such authority.

31.2        Except as expressly provided in this Attachment, nothing in this Attachment shall be deemed to grant a party a license, sublicense, intellectual property interest, proprietary right, or other interest in the other party’s intellectual property and proprietary rights.  Customer shall not (i) use any servicemark or trademark of the Company or any third party of which  the Company is a licensee; or (ii) refer to the Company in connection with any product, equipment, offering, advertising promotion, press release, speech, marketing brochures or similar materials, other information releases or publication of Customer or a third party on behalf of or with the authorization of Customer, without WorldCom’s prior written approval.  Customer agrees that: (i) any permitted use of the Company’s service marks or trademarks is for the exclusive benefit of the Company; (ii) all good will resulting from use of such servicemarks or trademarks vests solely in the Company; and (iii) Customer will neither have nor make any claim in or to such servicemarks or trademarks.

31.3   The terms of this Article 31 shall survive the expiration or termination of this Agreement

31.4   Customer agrees to defend, at its own expense, and indemnify and hold harmless the Company and its Affiliates and their respective independent/sub contractors (collectively the “Company Indemnitees”), from and against any claims, suits, damages and expenses asserted against or incurred by any of the Company Indemnitees arising out of or relating to: (i) the violation, misuse or misappropriation by Customer, users of the Webcast Services, or Customer’s customers, of the trademarks, copyrights, moral rights, trade secrets, or other proprietary rights or intellectual property rights of MCI, Company, or a third party (other than a claim based on an assertion by a third party that Company does not own an Company trademark or servicemark licensed to Customer pursuant to this Attachment, if any); (ii) false or misleading advertising claims made by Customer, (iii) the actual or alleged violation of the privacy rights and/or publicity rights of a Participant, (iv) the actual or alleged violation of the privacy rights and/or publicity rights of a Host and/or any third party audio taped and/or videotaped for Event purposes, (v) the audio taping and/or videotaping of a Host, Customer’s employee(s), or any other third party for Event purposes, and (vi) the violation of local, state or federal law by Customer.  Notwithstanding any other provision of this Attachment and/or the Agreement, Customer shall pay all damages, settlements, expenses and costs, including costs of investigation, court costs and reasonable attorneys’ fees and costs (including allocable costs of in-house counsel) incurred by Company Indemnitees as set forth in this Section, including, without limitation, reasonable attorneys’ fees and costs (including allocable costs of in-house counsel) incurred in enforcing this Attachment and the Agreement.

32.                                 Acceptable Use Policy.  All use of the Company network and the Webcast Service must comply with the then-current version of the Company Acceptable Use Policy (“Policy”) which is made a part of this Attachment and is available at www.mci.com/terms.  The Company reserves the right to amend the Policy from time to time, effective upon posting to a Web Site, or other notice to Customer.  Customer agrees to indemnify and hold harmless Company  from any losses, damages, costs or expenses resulting from any third party

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

claim or allegation arising out of or relating to use of the service, including any claim which, if true, would constitute a violation of the Policy.

33.                                 Independent/Sub Contractors.  Company or its independent/sub contractors may perform some or all of the duties and/or obligations hereunder.

34.                                 Miscellaneous:

34.1        Elimination or Modification of Services.  Company reserves the right to eliminate the Webcast Service and/or modify charges for the Webcast Service upon thirty (30) days prior notice to Customer, which notice will state the effective date for the adjustments to the charges, if any.  In the event Company notifies Customer of the elimination of a service offering and/or an increase in service charges, Customer may terminate such affected service without incurring a cancellation or early termination charge as long as Customer notifies Company, in writing at least **** prior to the effective date of such elimination of service or increase in charges.

34.2        Survival.  Articles 11, 27 and 31, and Sections 25.1, 25.2, 25.3, 32, and 34.2 shall survive the termination or expiration of this Agreement.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE THREE

UNITED STATES REGULATED NON-TARIFFED SERVICES

1.                                       Regulated, Non-Tariffed Service(s). The term “Regulated Non-Tariffed Service(s)” means only those services provided by Company to Customer pursuant to this Schedule Three and the Guide. Attachment 3-1, attached hereto and incorporated by reference, contains additional rates, discounts and certain other provisions applicable to the Regulated Non-Tariffed Services provided to Customer hereunder.  This Schedule Three is a “Specialized Customer Arrangement” as defined in the Guide.

2.                                       Qualifying Conditions.  In order to qualify for the rates set forth herein, Customer represents to Company that as of the Commencement Date Customer satisfies each of the representations set forth below.  Company acknowledges the accuracy of these representations.

(a)                                  Customer and its Affiliates have  spent at least **** over the previous ****  in voice services with Company;

(b)                                 Customer and its Affiliates spent at least **** with Company during the last **** for all services;

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 3-1

1.              Rates and Discounts for the Services. Customer will pay the below rates and receive the below discounts, if any, for the Services specified below.  References in this Attachment 3-1 to standard rates and/or discounts refer to the corresponding standard MCI On-Net Service rates and/or discounts set forth in the Guide, as Company may amend from time to time. All references to “interstate” contained herein shall refer to domestic Regulated Non-Tariffed Services only.  Reference to Term Plan means the Option RR Term Plan as further described in the Guide.

1.1       International Outbound Service (Option RR/Feature Option 3A).

1.1.1                     Postalized Rates for International Outbound Service (Option RR/Feature Option *3A):

COUNTRY

RATE PER MINUTE

TYPE OF TERMINATION

Local

Dedicated

Switched

Australia	****	****	****
Belgium	****	****	****
Brazil	****	****	****
Canada	****	****	****
France	****	****	****
Germany	****	****	****
Hong Kong	****	****	****
India	****	****	****
Singapore	****	****	****
United Kingdom	****	****	****

These Postalized Rates will not fluctuate with changes in the Guide.

For calls to countries other than those specified in Section 1.1.1 above, Customer will pay standard International Outbound (Option RR/Feature Option 3A) rates less **** (****).

1.2       International Inbound Service (Option RR/Feature Option 3B).

Customer will pay standard international inbound rates less a ***** discount.

1.3       International Dial-Out Videoconferencing (Option G).

1.3.1                     For International Dial-Out Videoconferencing Services (Option G), in lieu of any other discounts (standard or otherwise), Customer will pay the following fixed transport per minute rates (per****) per site, based on the Service Regions set forth in Attachment 3-2 (attached hereto and incorporate by reference), for those countries (where service is available and except for those countries listed in Section 1.3.2 below) listed in Attachment 3-2.  Customer will be invoiced additionally for multipoint bridging charges.

Site Location	Transport per Minute per Site Rates per ****
Dial-Out: Service Region ****(except for the United States)	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Dial-Out: Service Region **** (except for the United Kingdom)	****
Dial-Out: Service Region **** (except for Australia, Hong Kong, Singapore, and Japan)	****
Dial-Out: Service Region ****	****

1.3.2                     For the countries listed below, in lieu of any other discounts (standard or otherwise), Customer will pay the following fixed transport per **** rates (per****) per site for International Dial-Out Videoconferencing Services (Option G).  Customer will be invoiced additionally for multipoint bridging charges.

Site Location	Transport per Minute per Site Rates per ****
Australia	****
Hong Kong	****
Japan	****
Singapore	****
United Kingdom	****

1.4       International Dial-Out Audio Conferencing-Execunet (Option A).  For international Dial-Out Audio Conferencing Services (Option A) and in lieu of any other discounts (standard or otherwise), Customer will pay standard Execunet rates less a fixed **** .

1.5       International Frame Relay Service (US Originations/Option 1 and 2).  For international Frame Relay Service (Option 1 and 2) originating in the United States and terminating outside the United States, Customer will receive a fixed ****. The discount will be applied to Customer’s recurring port and PVC charges only (i.e., excluding charges for any non-Regulated service elements, access charges, access coordination charges, network management charges, CPE, and taxes and tax-related surcharges).

1.6       Interstate Outbound Voice Service, including interstate Card Service (Option RR/Feature 3A).

Postalized Rates for Interstate Outbound Voice Service (Option RR/Feature Option 3A):

ORIGINATION	TERMINATION
	LOCAL	DEDICATED	SWITCHED
LOCAL	****	****	****
DEDICATED	****	****	****
SWITCHED	****	****	****

These Postalized Rates will not fluctuate with changes in the Guide.  For Card Service, Customer will pay the Switched/Dedicated or the Switched/Switched Postalized Rates, based on the type of termination.

1.7       Interstate Inbound Voice Service (Option RR/Feature Option 3B).

Postalized Rates for Interstate Inbound Voice Service (Option RR/Feature Option 3B):

ORIGINATION	TERMINATION
	LOCAL	DEDICATED	SWITCHED
LOCAL	****	****	****
SWITCHED	****	****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

These Postalized Rates will not fluctuate with changes in the Guide.

1.8       Interstate Videoconferencing (Option G). For interstate Videoconferencing (Option G), in lieu of standard rates and any discounts, Customer will pay the following fixed port usage charges per minute per video bridge port and the following domestic dial-out transport usage charges per minute for transport per **** circuit, per site for all interstate Videoconferencing calls. These Postalized Rates will not fluctuate with changes in the Guide. Customer will be responsible for all other charges associated with interstate Video Conferencing at standard rates.

Monthly Bridging Minutes	Video Port Bridging (Rate per Minute)	Per **** Transport (Rate per Minute, per Site) (*)
All	****	****

(*)  Domestic transport rates are priced per ****, per site and are for Dial-Out only.

1.9       Interstate Audio Conferencing (Option QQ). For interstate usage of audioconferencing from networkMCI Conferencing as set forth in the Guide (Option QQ) for calls that originate and terminate in the US Mainland, Alaska, Hawaii, Puerto Rico and the US Virgin Islands, Customer will be charged in lieu of standard rates and discounts the per-minute per-bridge port fixed postalized rates described herein.  Each month Company will calculate Customer’s Usage Charges for interstate and US-originating audio conferencing service incurred during the prior Monthly Period (the “Previous Month’s Usage”). Based upon the Previous Month’s Usage, Customer will receive in the then-current Monthly Period  the postalized rates for the tier in which such Previous Month’s Usage falls.   A new rate tier for which Customer qualifies shall be applied on a prospective basis only and no retroactive credits shall be issued. For the first Monthly Period following the Services Effective Date, Customer shall receive the rates associated with the Tier 1 for the first **** in interstate audio conferencing Usage Charges, the Tier 2 rates for Usage Charges between **** calculated at Base Rates, and the Tier 3 rates for Usage Charges in excess of **** calculated at Base Rates.  This service will be billed on Company’s Millenium billing system.

OLD TIERS

Monthly Interstate Audioconferencing Revenue Tiers

Tier ****:	****	—	****
Tier ****:	****	—	****
Tier ****:	****	—	****

Service Level/Access Type	Tier 1	Tier 2	Tier 3

Premier Toll Meet Me (bridging only)	****	****	****
Premier Dial Out	****	****	****
Premier Toll Free Meet Me	****	****	****

Standard Toll Meet Me (bridging only)	****	****	****
Standard Dial Out	****	****	****
Standard Toll Free Meet Me	****	****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Instant Meeting Dial Out	****	****	****
Unattended Toll Meet Me (bridging only)*	****	****	****
Unattended Toll Free Meet Me*	****	****	****

*Includes calls with Instant Meeting feature.

1.9.1                        Domestic Audio Conferencing. For domestic usage of Audio Conferencing from Company Conferencing as set forth in the Guide for calls that originate and terminate in the US Mainland, Alaska, Hawaii, Puerto Rico and the US Virgin Islands, Customer will be charged in lieu of standard rates and discounts the per-minute per-bridge port fixed postalized rates described herein.  MCI will bill on the Millennium billing system.

Monthly Interstate Audioconferencing Revenue Tiers

Tier ****:	****	—	****
Tier ****:	****	—	****
Tier ****:	****	—	****

Service Level/Access Type	Tier 1	Tier 2	Tier 3

****	****	****	****
****	****	****	****
****	****	****	****

****	****	****	****
****	****	****	****
****	****	****	****

****	****	****	****
****	****	****	****
****	****	****	****

1.9.2                        Conferencing Exclusivity.  During each monthly billing period of the Term commencing on the Amended and Restated Services Effective Date, Customer will use MCI exclusively for no less than **** of Customer’s domestic audio and net conferencing services usage (based on minutes), exclusive of traffic on Customer’s internal conferencing bridges, for which Customer is not contractually committed at the execution of the Amended and Restated Agreement (the “Conferencing Exclusivity Requirement”). Upon the expiration or termination of any such existing agreements described in this Section, Customer will migrate such services to this Agreement and such services will then be subject to the Conferencing Exclusivity Requirement.  For each such monthly billing period in which Customer fails to meet the Conferencing Exclusivity Requirement, MCI reserves the right to charge Customer a charge (which

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Customer hereby agrees is reasonable) of ****. Upon MCI’s request, MCI will be permitted to audit Customer’s telecommunications usage records, data and invoices (but, to the extent that any of such records, data and invoices are covered by an agreement that prohibits the disclosure of such information, only to the extent that Customer is permitted to do so under such agreements) to verify Customer’s compliance with the Conferencing Exclusivity Requirement, or in the alternative, at Customer’s preference, Customer will provide MCI with an officer’s certificate certifying Customer’s compliance with such requirements.  Such records, data and invoices shall be considered Customer’s “Confidential Information”.

1.10            Data Conferencing (a/k/a NET Conferencing).  In lieu of any other discounts (standard or otherwise), for Net Conferencing Service, and in lieu of the rates set forth in the Guide, Customer will pay the following fixed rates per minute:  (a) ****for Net Conferencing (standard) and (b) **** for Net Conferencing Secure Socket Layer. The rates per minute set forth above shall be fixed for the Term of this Agreement. Customer will be responsible for all other charges at standard rates.

1.11      Dedicated Access Service (Options1 and 2).

1.11.1              Customer subscribes to and will receive the ****Access Pricing Plan (“APP”) discounts off Local Loop charges only for channelized and unchannelized T-1 access, DS-0 access, DDS access and analog access.

1.11.2              In lieu of the discount specified in 1.11.1 above and any other rates or discounts, Customer will receive the following fixed monthly recurring charge for local loops connected to Company dedicated leased line, Frame Relay, and ATM ports.

Circuit Type	Monthly Recurring Charge
****	****
****	****
****	****

1.11.3              (a) For each **** local access channel provisioned exclusively over Company-owned facilities (also known as type **** access) on or after ****, Customer will pay a fixed monthly recurring local access channel charge of ****per month in lieu of any other discounts.

(b) For each **** local access channel provisioned in NPA-NXX 203-385 on or after****, Customer will pay a fixed monthly recurring local access channel charge of ****per month in lieu of any other discounts.

(c) For **** local access channels other than those described in 1.11.3(a) or 1.11.3(b) above, Customer will receive a fixed **** off of standard monthly recurring local access channel charges in lieu of any other discounts.

1.12      Interstate Frame Relay Service (Option RR/Service Option 1 and 2)  For domestic interstate Frame Relay Service (Option 1 and 2), Customer will receive a fixed discount of ****.  The discount will be applied to Customer’s recurring port and PVC charges only (i.e., excluding charges for any non-Regulated

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

service elements, access charges, access coordination charges, network management charges, CPE, and taxes and tax-related surcharges).

1.13      Interstate Outbound Switched Data Service (Option RR/Feature Option 3A). For interstate outbound Switched Data Service (Option RR/Feature Option 3A) between locations within the US Mainland or Hawaii, Customer will receive a fixed ****off of standard rates.

1.14      Interstate Inbound Switched Data Service (Option RR/Feature Option 3B). For interstate inbound Switched Data Service (Option RR/Feature Option 3B) in multiples of **** between locations within the US Mainland or Hawaii, Customer will receive a fixed ****off of standard rates.

1.15      Interstate Dedicated Leased Line Service (Option 2).

1.15.1              For ****, Customer will pay standard rates less a fixed discount based on circuit type and date of original installation, as specified below.  The applicable discount applies to monthly recurring inter-office channel charges only.

For circuits installed Prior to Services Effective Date:

Service Type	Discount
****	****
****	****
****	****

For circuits installed on or after the  Services Effective Date:

Service Type	Discount
****	****
****	****
****	****

For **** circuits installed after ****, Customer will pay the monthly circuit charge and per mile charges appearing below in lieu of any other discounts or rates:

Monthly Circuit Charge	Monthly per mile charge
****	****

1.15.2              For ****, Customer will pay the monthly circuit charge and per mile charges set forth below depending on circuit mileage and date of installation.

For circuits installed prior to  the  Services Effective Date:

Mileage	Monthly Circuit Charge	Monthly Per Mile Charge
****	****	****
****	****	****

For circuits installed on or after the  Services Effective Date:

Mileage	Monthly Circuit Charge	Monthly Per Mile Charge
****	****	****
****	****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

1.16      Metro Private Line Service (Lit building to Lit building):

Location A	Location B	Speed	Monthly Charge**	Monthly Charge***
New York, NY	New York, NY	****	****	****
		****	****	****

New York, NY	Jersey City, NJ	****	****	****
	****	****	****	****
	(201459)		.

Rockville, MD	Washington, DC	****	****	****
****	****	****	****	****
(301978)	(202728)

*Each circuit must be installed for a minimum of a **** term and such term shall be measured from the date of installation. **** early termination penalty applies meaning Customer shall pay **** of the monthly rate for each month of the remaining term.

**Both sites must be lit buildings.

***This charge is for a circuit that does not commit to at least a **** term.  Both sites must be lit                                    buildings

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 3-2

Company Service Regions

For Video Conferencing

I.                 Video Conferencing Service Regions are as follows:

1	2	3	ROW
North America	Europe	Asia Pacific	Rest of World

United States	Austria	Australia	Antigua
Canada	Belgium	China	Argentina
Mexico	Cyprus	Hong Kong	Bahamas
Puerto Rico	Czech Republic	Japan	Bahrain
	Denmark	Macau	Barbados
	Finland	New Zealand	Bermuda
	France	Singapore	Brazil
	Germany	China (Beijing)	Chile
	Greece	India	Colombia
	Hungary	Indonesia	Costa Rica
	Ireland	Korea, Republic of	Croatia
	Italy	Malaysia	Dominican Republic
	Liechtenstein	Pakistan	Guadeloupe
	Luxembourg	Philippines	Iceland
	Monaco	Taiwan	Israel
	Netherlands	Thailand	Jamaica
	Norway	Vietnam	Jordan
	Poland		Peru
	Portugal		Qatar
	San Marino		Russia
	Spain		Senegal
	Sweden		Slovenia
	Switzerland		South Africa
	United Kingdom		St. Lucia
	Vatican City		Trinidad & Tobago
U.A.E.
Ukraine
Uruguay

This table is subject to change. Countries may be added or deleted from time-to-time. Countries may impose restrictions or suspend service from time to time.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE FOUR

NON-US SERVICES

1.                                       Non-US Service(s). The term “Non-US Service(s)” means only those services and associated equipment described in this Schedule provided to Customer by MCI WORLDCOM International, Inc., MFS International, Inc. or such other MCI Affiliate as may be applicable. Non-US Services are not offered pursuant to Company’s Guide but shall be provided in accordance with the terms and conditions of this Agreement and, except as otherwise provided herein, the Guide as such Guide applies to the corresponding Regulated Non-Tariffed Service, if any, to the extent permissible and not superseded by applicable local laws and regulations (including Foreign Tariffs as defined below) in those countries where the service originates and terminates. Solely for purposes of interpreting and applying the terms and conditions of the Guide to the Non-US Service, the originating country of Non-US Service calls will be treated as if it were the United States.  The Attachments to Schedule Four, attached hereto and incorporated by reference, contain additional rates, discounts and certain other provisions applicable to the Non-US Services provided to Customer hereunder.  Company may provide certain Non-US Services to the Customer pursuant to tariffs filed by Company in the local jurisdiction where the Non-US Service is provided (a “Foreign Tariff” and collectively, “Foreign Tariffs”). Company may modify its Foreign Tariffs from time to time in accordance with law and thereby affect the service furnished to Customer. This Schedule Four incorporates by reference the terms of each such Foreign Tariff, if any. In the event of a conflict between the terms and conditions of the Guide, the Foreign Tariffs, this Schedule Four and the Attachments, the order of precedence shall be: Foreign Tariffs, the Attachments, this Schedule Four and then the Guide, as applicable.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-1

NON-US INTERNATIONAL FRAME RELAY SERVICE

(Service Options 1 and 2)

I.                 NON-US INTERNATIONAL FRAME RELAY SERVICE

A.           DESCRIPTION:  WorldCom’s International Frame Relay Service (non-US originating, Service Options 1 and 2) (“Non-US International Frame Relay Service”) is a connection-oriented, packet data service originating outside the United States.  The protocol to support this service has been defined in standards provided by ANSI and ITU (formerly CCITT) standards bodies.

B.             PRODUCT PROVISION:  Non-US International Frame Relay Service is WorldCom Frame Relay Service which originates outside the United States.   For purposes of applying Schedule Four’s Section 1 to the Non-US International Frame Relay Service, the corresponding service is regulated WorldCom Frame Relay Service. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

C.             PRODUCT COMPONENTS:  Connectivity into the Non-US International Frame Relay Service network for a given location begins with the definition of a network node. A network node has three components: (1) Local Access, (2) Port Connection, and (3) Logical Connections.

1.               Local Access.  The standard options to access the Non-US International Frame Relay Service are Dedicated Access and Dial-Up Access.  Dedicated Access is the most common access to Non-US International Frame Relay Service. To obtain a dedicated local loop, customers can (1) order the local loop directly from their local access provider (LEC or other access provider); or (2) Company will order it for them. If the customer is on the Company metropolitan network, local access is provided as part of the end-to-end service.

2.               Port Connection.  The port connection provides high-speed access onto the Non-US International Frame Relay Service network. The capacity of the port connection is dynamically allocated over the associated PVCs to meet real-time changes in bandwidth requirements. The port connection speed defines the maximum throughput that may ingress and/or egress the port at any point in time.

3.               Logical Connection.  PVCs provide logical connectivity between port connections.   Unlike the static capacity allocation of a private line, the combination of the port connection and its PVCs allows real-time, dynamic capacity allocation. PVCs will automatically reroute around frame relay (wide area) network failures. PVC capacity is defined by the Committed Information Rate (CIR).

D.            CIRCUIT TERM COMMITMENT:  No circuit term commitment applies to this Customer.

E.              RATES AND CHARGES:  Customer will pay Company’s then-current standard  rates and charges for Non-US International Frame Relay Service, including both monthly recurring charges and one-time non-recurring installation charges per location.   Recurring Port and PVC charges are subject to discount as described below.

1.               Access. Except as Customer may separately be informed, (i) within Company’s Standard Service Area (SSA), access charges will be assessed according to Company’s then-current standard list rates, as modified from time to time, for access types 1, and (ii) outside of the SSA, access charges will be fixed for the contract term at the PTT access rate in effect at the time of order; local currency will be converted to US Dollars (US$) at the exchange rate in effect at time of order.

2.               Discounts for Non-US International Frame Relay Service (Service Options 1 and 2 ). For international Frame Relay Service (Option 1 and 2) originating and terminating outside the United States, Customer will receive a fixed ****.  The discount will be applied to Customer’s recurring port and PVC charges only (i.e., excluding charges for any non-Regulated service elements, access charges, access coordination charges, network management charges, CPE, and taxes and tax-related surcharges).

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

F.              CUSTOMER LOCATIONS: Customer locations receiving Non-US International Frame Relay Service will be as agreed by the parties via service orders or other written orders.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Attachment 4-2

UNITED KINGDOM AUDIO CONFERENCING SERVICES

1.                                       SERVICE PROVISIONING AND RECEIPT:

1.1                                 Product Description: United Kingdom Audio Conferencing Service (“UK-AC”) is a facilities-based audio conferencing service, provided to Customer in the United Kingdom by Company. UK-AC is a one-way, multipoint service allowing the furnishing of long distance telecommunications service between a single calling station and two or more called stations, when at least one of the called stations is located in a different area numbering code. Calls are limited to the locations set forth below. UK-AC requires a teleconferencing bridge port for each called station. The necessary bridge ports are provided by a designated Conference Center. Calculation of usage begins at the connect time of the first called party and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the call. If a computed charge includes a fraction of an United Kingdom pence, the fraction is rounded up to the nearest whole United Kingdom pence. All per minute charges will be rounded up to the next full minute.

A conference call is initiated by making a reservation of a date and time for the call. Reservations of UK-AC can be placed 24 hours a day, seven days a week. Conference calls can be held on any day of the week at anytime.

1.2                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, UK-AC. For purpose of applying Schedule Four’s Section 1 to the UK-AC, the corresponding service is regulated Company U.S. Audio Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

1.3                                 Terms and Conditions of Service: Notwithstanding any other provision in the Agreement or this Attachment, UK-AC shall be provided pursuant to the standard terms and conditions of service of Company’s supplier, as set forth below.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description. UK-AC pricing is based on a per minute, per line rate. Customer shall pay the following charges which are detailed below. All references to prices and all price quotations in this Attachment are in, and all transactions shall be based on, the United Kingdom Pound Sterling. Except as expressly stated in this Attachment, no other discounts shall apply to UK-AC Services.  All other rates and charges for UK-AC shall be the then prevailing standard rates and charges.  Unless expressly stated otherwise herein, rates are for bridging only.

2.1.1                        Access Methods:

2.1.1.1                                            Toll Meet Me: This access method allows the customer to reserve a direct distance dial number for a pre-arranged date and time.  Each call to the bridge is initiated separately by each participating caller.  Each participating caller will be responsible for its transport charges incurred in connection with the conference call.

2.1.1.2                                            Dial-Out Access: Dial-Out conference calls are established by an Company Conference Operator.  To receive this type of conference calling, the customer must arrange for the participating callers to be called by the  Conference Operator at the pre-arranged date and time.  The Dial-Out Access charges include transport charges only,  which charges are added to the applicable bridging charges.

2.1.1.3                                            Toll Free Meet Me Access:  This access method allows the customer to reserve a toll free number for a pre-arranged date and time.  Each call to a designated toll free number is initiated separately by each participating caller. The Toll Free Meet Me access charges include transport charges only, which charges are added to the applicable bridging charges.

2.1.2                        Service Levels:

2.1.2.1                                            Premier Level:  Provides for a full-time Company Conference Operator to greet and announce each participating caller into the conference call, take roll call, and monitor the conference call to the conference call’s conclusion.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

2.1.2.2                                            Standard Level: Provides for a Company Conference Operator to greet and announce each participating caller into the conference call.  The Company Conference Operator will leave from the conference call after the conference call begins, but will monitor the conference call.  Participating callers can recall the Company Conferencing Operator at any time during the conference call via touch-tone key pad.

2.1.2.3                                            Unattended/Instant Meeting Level: Provides for a Company Conferencing Operator for technical assistance only.  Conference call participants enter the conference call by entering a pre-assigned passcode via telephone keypad.

2.1.3                        Premier Pricing:

(a)  Customer will pay the following per minute per line rate for Toll Meet Me (Bridging Only):

Rate per Minute per Line
Premier Toll Meet Me (Bridging Only)	****

(b)  For the following areas, the rates for  **** Conferencing (transport only) are:

Rate per Minute per Line
****	****
****	****

2.1.4                        Standard Pricing:

(a)                                  Postalized Rates for  Starnd Toll Meet Me Audio Conferencing (bridging only) are:

Rate per Minute per Line
Standard Toll Meet Me (Bridging Only)	****

(b)                                 For the following areas, the rates for **** Conferencing (transport only) are:

Rate per Minute per Line
Standard Dial-Out: London	****
Standard Dial-Out:UK	****

2.1.5 Unattended Pricing:

(a)                                  Customer will pay the following per minute per line rate for Unattended Toll Meet Me (Bridging Only):

Rate per Minute per Line
Unattended Toll Meet Me (Bridging Only)	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

2.1.6                        Instant Meeting Pricing:

(a)                                  Customer will pay the following per minute per line rate for Instant Meeting (Bridging Only)

Rate per Minute per Line
Instant Meeting	****

2.1.7                        Additional Pricing :

(a)                                  For the countries (where service is available) listed in Section 3 below (except for those countries specified in Sections 2.1.3(b) and 2.1.4(b) above), Customer will pay the rates for ****   based on the range band schedule below and such transport charges are added to the bridging charges associated with the service level selected, Premier  or Standard:

Rate per Minute per Line
Dial-Out: Range Band 1	****
Dial-Out: Range Band 2	****
Dial-Out: Range Band 3	****

(b)                                 For the following country, the rates for **** are set forth below, which transport charges are added to the bridging charges associated with the service level selected, Premier or Standard or Unattended:

Rate per Minute per Line
Toll Free: United Kingdom	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

3.                                       RANGE BAND: UK-AC calls’ Range Bands are as follows:

Company Call-out Service Regions
Range Band One	Range Band Two		Range Band Three
Andorra	Alaska	Qatar	Angola	Japan
Austria	Anguilla	Romania	Argentina	Jordan
Azores	Antigua	Russian Federation	Ascension Islands	Kenya
Belgium	Antilles (Netherlands)	Saudi Arabia	Bahrain	Kiribati
Canary Islands	Armenia	Singapore	Bangladesh	Korea
Cyprus	Aruba	Slovenia	Benin	Lebanon
Czechoslovakia	Australia	South Africa	Bolivia	Lesotho
Denmark	Azerbaijan	St Kitts & Nevis	Botswana	Liberia
Faroe Island	Bahamas	St Lucia	Brazil	Macao
Finland	Barbados	St Pierre Miguelon	Brunei	Madagascar
France	Belize	St Vincent	Burkina Faso	Malawi
Germany	Berlarus	Tajikistan	Burma	Malaysia
Gibralter	Bermuda	Tobago	Burundi	Maldives
Greece	Bosnia	Trinidad	Cameroon	Mauritania
Hungary	British Virgin Islands	Tunisia	Chile	Mauritius
Irish Republic	Bulgaria	Turkey	China	Mexico
Italy	Canada	Turkmenistan	Canton (Guangzhou)	Micronesia
Latvia and Independent Slovakia States	Cayman Islands	Turks & Caucus Islands	Peking (Beijing)	Mozambique
Liechtenstein	Croatia	Ubekistan	Shanghai	Namibia
Luxembourg	Cuba	Ukraine	Christmas Island (Aus)	Nauru
Madeira	Diego Garcia	United Arab Emirates	Cooks Island	Nepal
Malta	Dominica	USA	Columbia	New Caledonia
Monaco	Dominican Republic	USSR	Congo	Nicaragua
Netherlands	Estonia	Virgin Islands	Cook Islands	Niger
Norway	Georgia	Yugoslavia	Costa Rica	Nigeria
Poland	Grenada		Djibouti	Norfolk Island
Portugal	Grenadines		Ecuador	Pakistan
San Marino	Guadeloupe		Egypt	Panama
Spain & Balearic Islands	Guyana		El Salvador	Papua New Guinea
Sweden	Haiti		Eritrea	Paraguay
Switzerland	Hawaii		Ethiopia	Peru
Vatican City	Hong Kong		Fiji	Philippines
	Iceland		French Guyana	Reunion
	Jamaica		French Polynesia	Rwanda
	Kazakhstan		Gabon	Saipan
	Kyrgyzstan		Gambia	Samoa (US)
	Latvia		Ghana	Samoa (West)
	Libya		Greenland	Senegal
	Lithuania		Guam	Seychelles

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Macedonia	Guatemala	Sierra Leone
Martinique	Honduras	Solomon Islands
Moldova	India	Somalia
Montserrat	Indonesia	Sri Lanka
Morocco	Iran	Sudan
New Zealand	Iraq	Surinam
Oman	Israel	Swaziland
Puerto Rico	Ivory Coast	Syria
Taiwan
Tanzania
Thailand
Togo
Tonga
Uganda
Uruguay
Vanuatu
Venezuela
Yemen Arab Republic
Zaire
Zambia
Zimbabwe

This table is subject to change. Countries may be added or deleted from time-to-time. Countries may impose restrictions or suspend service from time to time.

4.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in United Kingdom Pounds Sterling. If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive United Kingdom Pound Sterling in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Attachment 4-3

HONG KONG AUDIO CONFERENCING SERVICES

1.                                       SERVICE PROVISIONING AND RECEIPT:

1.1                                 Product Description: Hong Kong Audio Conferencing Service (“HK-AC”) is a facilities-based audio conferencing service provided to Customer in Hong Kong by Company. HK-AC is a one-way, multipoint service allowing the furnishing of long distance telecommunications service between a single calling station and two or more called stations, when at least one of the called stations is located in a different area numbering code. Calls are limited to the locations set forth below. HK-AC requires a teleconferencing bridge port for each called station. The necessary bridge ports are provided by a designated Conference Center. Calculation of usage begins at the connect time of the first called party and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the call. If a computed charge includes a fraction of a Hong Kong cent, the fraction is rounded up to the nearest whole Hong Kong cent. All per minute charges will be rounded up to the next full minute.

A conference call is initiated by making a reservation of a date and time for the call. Reservations of HK-AC can be placed 24 hours a day, seven days a week. Conference calls can be held on any day of the week at anytime.

1.2                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, HK-AC. For purpose of applying Schedule Four’s Section 1 to the HK-AC, the corresponding service is regulated Company U.S. Audio Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

1.3                                 Terms and Conditions of Service: Notwithstanding any other provision in the Agreement or this Attachment, HK-AC shall be provided pursuant to the standard terms and conditions of service of Company’s supplier, as set forth below.

2.                                       PRICE, DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description. HK-AC pricing is based on a per minute, per line rate. All references to prices and “Dollars” and all price quotations in this Attachment are in, and all transactions shall be based on, Hong Kong Dollars. Customer shall pay the following charges which are detailed below. Except as expressly stated in this Attachment, no other discounts shall apply to HK-AC Services.  All other rates and charges for HK-AC shall be the then prevailing standard rates and charges. Unless expressly stated otherwise herein, rates are for bridging only.

2.1.1                        Access Methods:

2.1.1.1               Toll Meet Me: This access method allows the customer to reserve a direct distance dial number for a pre-arranged date and time.  Each call to the bridge is initiated separately by each participating caller.  Each participating caller will be responsible for its transport charges incurred in connection with the conference call.

2.1.1.2               Dial-Out Access: Dial-Out conference calls are established by a Company Conference Operator.  To receive this type of conference calling, the customer must arrange for the participating callers to be called by the Company Conference Operator at the pre-arranged date and time.  The Dial-Out access charges include transport charges only, which charges are added to the applicable bridging charges.

2.1.1.3               Toll Free Meet Me Access: This access method allows the customer to reserve a toll free number for a pre-arranged date and time.  Each call to a designated toll free number is initiated separately by each participating caller. The Toll Free Meet Me access charges include transport charges only, which charges are added to the applicable bridging charges.

2.1.2                        Service Levels:

2.1.2.1               Premier Level:  Provides for a full-time Company Conference Operator to greet and announce each participating caller into the conference call, take roll call, and monitor the conference call to the conference call’s conclusion.

2.1.2.2               Standard Level: Provides for a Company Conference Operator to greet and announce each participating caller into the conference call.  The Company Conference Operator will leave from the

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

conference call after the conference call begins, but will monitor the conference call.  Participating callers can recall the Company Conferencing Operator at any time during the conference call via touch-tone key pad.

2.1.2.3               Unattended/Instant Meeting Level: Provides for a Company Conferencing Operator for technical assistance only.  Conference call participants enter the conference call by entering a pre-assigned passcode via telephone keypad.

2.1.3	Premier Pricing:

	(a)	****are:

Rate per Minute per Line

		****	****

2.1.4	Standard Pricing:

	(a)	****are:

Rate per Minute per Line

		****	****

2.1.5			Unattended Pricing:

	(a)	**** are:

Rate per Minute per Line

		****	****

2.1.6	Instant Meeting:

	(a)	****are:

		****	Rate per Minute per Line

****

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Hong Kong Dollars.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Hong Kong Dollars in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACMENT 4-4

JAPAN AUDIO CONFERENCING SERVICES

1.                                       SERVICE PROVISIONING AND RECEIPT:

1.1                                 Product Description: Japan Audio Conferencing Service (“JP-AC”) is a facilities-based audio conferencing service provided to Customer in Japan by Company. JP-AC is a one-way, multipoint service allowing the furnishing of long distance telecommunications service between a single calling station and two or more called stations, when at least one of the called stations is located in a different area numbering code. Calls are limited to the locations set forth below. JP-AC requires a teleconferencing bridge port for each called station. The necessary bridge ports are provided by a designated Conference Center. Calculation of usage begins at the connect time of the first called party and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the call. If a computed charge includes a fraction of a Japanese Yen, the fraction is rounded up to the nearest whole Japanese Yen. All per minute charges will be rounded up to the next full minute.

A conference call is initiated by making a reservation of a date and time for the call. Reservations of JP-AC can be placed 24 hours a day, seven days a week. Conference calls can be held on any day of the week at anytime.

1.2                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, JP-AC. For purpose of applying Schedule Four’s Section 1 to the JP-AC, the corresponding service is regulated Company U.S. Audio Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

1.3                                 Terms and Conditions of Service: Notwithstanding any other provision in the Agreement or this Attachment, JP-AC shall be provided pursuant to the standard terms and conditions of service of Company’s supplier, as set forth below.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1 Price Description. JP-AC pricing is based on a per minute, per line rate. All references to prices and “Yen” and all price quotations in this Attachment are in, and all transactions shall be based on, Japanese Yen. Customer shall pay the following charges which are detailed below. Except as expressly stated in this Attachment, no other discounts shall apply to JP-AC Services.  All other rates and charges for JP-AC shall be the then prevailing standard rates and charges. Unless expressly stated otherwise herein, rates are for bridging only.

2.1.1                        Access Methods:

2.1.1.1               Toll Meet Me: This access method allows the customer to reserve a direct distance dial number for a pre-arranged date and time.  Each call to the bridge is initiated separately by each participating caller.  Each participating caller will be responsible for its transport charges incurred in connection with the conference call.

2.1.1.2               Dial-Out Access: Dial-Out conference calls are established by an Company Conference Operator.  To receive this type of conference calling, the customer must arrange for the participating callers to be called by the Company Conference Operator at the pre-arranged date and time.  The Dial-Out Access charges include transport charges only,  which charges are added to the applicable bridging charges.

2.1.2                        Service Levels:

2.1.2.1               Premier Level:  Provides for a full-time Company Conference Operator to greet and announce each participating caller into the conference call, take roll call, and monitor the conference call to the conference call’s conclusion.

2.1.2.2               Standard Level: Provides for a Company Conference Operator to greet and announce each participating caller into the conference call.  The Company Conference Operator will leave from the conference call after the conference call begins, but will monitor the conference call.  Participating callers can recall the Company Conferencing Operator at any time during the conference call via touch-tone key pad.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

2.1.2.3               Unattended/Instant Meeting Level: Provides for a Company Conferencing Operator for technical assistance only.  Conference call participants enter the conference call by entering a pre-assigned passcode via telephone keypad.

2.1.3                        Premier Pricing.

2.1.3.1 Customer will pay the following per minute per line rate for****:

Rate per Minute per Line
****	****

2.1.4                        Standard Pricing.

2.1.4.1 Customer will pay the following per minute per line rate for ****:

Rate per Minute per Line
****	****

2.1.4                        Unattended Pricing:

2.1.4.1               Customer will pay the following per minute per line rate for ****:

Rate per Minute per Line
****	****

2.1.5                        Instant Meeting:

2.1.5.1               Customer will pay the following per minute per line rate for ****

Rate per Minute per Line
****	****

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Japanese Yen.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Japanese Yen in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-5

 AUSTRALIA AUDIO CONFERENCING SERVICES

1.                                       SERVICE PROVISIONING AND RECEIPT:

1.1                                 Product Description: Australia Audio Conferencing Service (“AUS-AC”) is a facilities-based audio conferencing service provided to Customer in Australia by Company. AUS-AC is a one-way, multipoint service allowing the furnishing of long distance telecommunications service between a single calling station and two or more called stations, when at least one of the called stations is located in a different area numbering code. Calls are limited to the locations set forth below. AUS-AC requires a teleconferencing bridge port for each called station. The necessary bridge ports are provided by a designated Conference Center. Calculation of usage begins at the connect time of the first called party and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the call. If a computed charge includes a fraction of a Australian cent, the fraction is rounded up to the nearest whole Australian cent. All per minute charges will be rounded up to the next full minute.

A conference call is initiated by making a reservation of a date and time for the call. Reservations of AUS-AC can be placed 24 hours, seven days a week. Conference calls can be held on any day of the week at anytime.

1.2                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, AUS-AC. For purpose of applying Schedule Four’s Section 1 to the AUS-AC, the corresponding service is regulated Company U.S. Audio Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

1.3                                 Terms and Conditions of Service: Notwithstanding any other provision in the Agreement or this Attachment, AUS-AC shall be provided pursuant to the standard terms and conditions of service of Company’s supplier, as set forth below.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1 Price Description. AUS-AC pricing is based on a per minute, per line rate. All references to prices and “Dollars” and all price quotations in this Attachment are in, and all transactions shall be based on, Australian Dollars. Customer shall pay the following charges which are detailed below. Except as expressly stated in this Attachment, no other discounts shall apply to AUS-AC Services.  All other rates and charges for AUS-AC shall be the then prevailing standard rates and charges. Unless expressly stated otherwise herein, rates are inclusive of bridging and transport.

2.1.1                        Access Methods:

2.1.1.1               Toll Meet Me: This access method allows the customer to reserve a direct distance dial number for a pre-arranged date and time.  Each call to the bridge is initiated separately by each participating caller.  Each participating caller will be responsible for its transport charges incurred in connection with the conference call.

2.1.1.2               Dial-Out Access: Dial-Out conference calls are established by an Company Conference Operator.  To receive this type of conference calling, the customer must arrange for the participating callers to be called by the Company Conference Operator at the pre-arranged date and time.  The Dial-Out Access charges include an allocation for both bridging and transport.

2.1.1.3               Toll Free Meet Me Access: This access method allows the customer to reserve a toll free number for a pre-arranged date and time.  Each call to a designated toll free number is initiated separately by each participating caller. The Toll Free Meet Me access charges include an allocation for both bridging and transport.

2.1.2                        Service Levels:

2.1.2.1               Premier Level:  Provides for a full-time Company Conference Operator to greet and announce each participating caller into the conference call, take roll call, and monitor the conference call to the conference call’s conclusion.

2.1.2.2               Standard Level: Provides for a Company Conference Operator to greet and announce each participating caller into the conference call.  The Company Conference Operator will leave from the conference call after the conference call begins, but will monitor the conference call.  Participating

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

callers can recall the Company Conferencing Operator at any time during the conference call via touch-tone key pad.

2.1.2.3               Unattended/Instant Meeting Level: Provides for a Company Conferencing Operator for technical assistance only.  Conference call participants enter the conference call by entering a pre-assigned passcode via telephone keypad.

2.1.3                        Premier Pricing:  Customer will pay the following per minute per line rate for****:

Rate per Minute per Line
****	****

2.1.4                        Standard Pricing: Customer will pay the following per minute per line rate for ****:

Rate per Minute per Line
****	****

2.1.5                        Unattended Pricing: Customer will pay the following per minute per line rate for ****:

Rate per Minute per Line
****	****

2.1.6                        Instant Meeting:

Rate per Minute per Line
****	****

2.1.7                        Additional Pricing for Levels.

2.1.7.1               For the countries where service is available  (except for Australia and New Zealand), Customer will pay the per minute per line rates for Premier Toll Free Audio Conferencing (for Bridging and Transport), based on the range band schedule below:

Rate per Minute per Line
****	****

2.1.7.2               For the countries where service is available  (except for Australia and New Zealand), Customer will pay the per minute per line rates for Standard Toll Free Audio Conferencing (for Bridging and Transport), based on the range band schedule below:

Rate per Minute per Line
****	****

2.1.7.3               For the countries where service is available (except for Australia and New Zealand), Customer will pay the per minute per line rates for Unattended Toll Free Audio Conferencing (for Bridging and Transport), based on the range band schedule below:

Rate per Minute per Line
****	****

2.1.7.4               For the countries where service is available (except for Australia and New Zealand), Customer will pay the per minute per line rates for Instant Meeting (for Bridging and Transport), based on the range band schedule below:

Rate per Minute per Line
****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

2.1.7.5               For the following countries, Customer will pay the per minute per line rates for Toll Free Audio Conferencing (for Bridging and Transport) set forth below, which correspond to the service level selected, Premier, Standard or Unattended:

Rate per Minute per Line
****	****
****	****
****	****
****	****
****	****
****	****
****	****

2.1.7.6               For the following country, Customer will pay the per minute per line rates for Dial-Out Audio Conferencing (for Bridging and Transport) set forth below, which correspond to the service level selected, Premier or Standard:

Rate per Minute per Line
****	****
****	****
****	****
****	****

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Australian Dollars.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Australian Dollars in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-6

SINGAPORE AUDIO CONFERENCING

1.                                       SERVICE PROVISIONING AND RECEIPT:

1.1                                 Product Description: Singapore Audio Conferencing Service (“SING-AC”) is a facilities-based audio conferencing service provided to Customer in Singapore by Company. SING-AC is a one-way, multipoint service allowing the furnishing of long distance telecommunications service between a single calling station and two or more called stations, when at least one of the called stations is located in a different area numbering code. Calls are limited to the locations set forth below. SING-AC requires a teleconferencing bridge port for each called station. The necessary bridge ports are provided by a designated Conference Center. Calculation of usage begins at the connect time of the first called party and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the call. If a computed charge includes a fraction of a Hong Kong cent, the fraction is rounded up to the nearest whole Hong Kong cent. All per minute charges will be rounded up to the next full minute.

A conference call is initiated by making a reservation of a date and time for the call. Reservations of SING-AC can be placed 24 hours, seven days a week. Conference calls can be held on any day of the week at anytime.

1.2                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, SING-AC. For purposes of applying Schedule Four’s Section 1 to the SING-AC, the corresponding service is regulated Company U.S. Audio Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

1.3                                 Terms and Conditions of Service: Notwithstanding any other provision in the Agreement or this Attachment, SING-AC shall be provided pursuant to the standard terms and conditions of service of Company’s supplier, as set forth below.

2.                                       PRICE, DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description. SING-AC pricing is based on a per minute, per line rate. All references to prices and “Dollars” and all price quotations in this Attachment are in, and all transactions shall be based on, Hong Kong Dollars.  All Customer shall pay the following charges which are detailed below. Except as expressly stated in this Attachment, no other discounts shall apply to SING-AC Services.  All other rates and charges for SING-AC shall be the then prevailing standard rates and charges. Unless expressly stated otherwise herein, rates are for bridging only.

2.1.1                        Access Methods:

2.1.1.1               Toll Meet Me: This access method allows the customer to reserve a direct distance dial number for a pre-arranged date and time.  Each call to the bridge is initiated separately by each participating caller.  Each participating caller will be responsible for its transport charges incurred in connection with the conference call.

2.1.1.2               Dial-Out Access: Dial-Out conference calls are established by a Company Conference Operator.  To receive this type of conference calling, the customer must arrange for the participating callers to be called by the Company Conference Operator at the pre-arranged date and time.  The Dial-Out Access charges include transport charges only, which charges are added to the applicable bridging charges.

2.1.1.3               Toll Free Meet Me Access: This access method allows the customer to reserve a toll free number for a pre-arranged date and time.  Each call to a designated toll free number is initiated separately by each participating caller. The Toll Free Meet Me access charges include transport charges only, which charges are added to the applicable bridging charges.

2.1.2                        Service Levels:

2.1.2.1               Premier Level:  Provides for a full-time Company Conference Operator to greet and announce each participating caller into the conference call, take roll call, and monitor the conference call to the conference call’s conclusion.

2.1.2.2               Standard Level: Provides for a Company Conference Operator to greet and announce each participating caller into the conference call.  The Company Conference Operator will leave from the

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

conference call after the conference call begins, but will monitor the conference call.  Participating callers can recall the Company Conferencing Operator at any time during the conference call via touch-tone key pad.

2.1.2.3               Unattended/ Instant Meeting Level: Provides for a Company Conferencing Operator for technical assistance only.  Conference call participants enter the conference call by entering a pre-assigned passcode via telephone keypad.

2.1.3                        Premier Pricing:

(a)                                  **** are:

Rate per Minute per Line

****	****

2.1.4                        Standard Pricing:

(a)                                  ****are:

Rate per Minute per Line

****	****

2.1.5                        Unattended Pricing:

(a)                                  **** are:

Rate per Minute per Line

****	****

2.1.6                        Instant Meeting:

(a)                                  **** are:

Rate per Minute per Line

****	****

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Hong Kong Dollars.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Hong Kong Dollars in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-7

UNITED KINGDOM NET CONFERENCING SERVICES

1.                                       SERVICE PROVISIONING AND RECEIPT:

1.1                                 Product Description: United Kingdom Net Conferencing Service (“UK-NET”) is a facilities-based Net conferencing service, provided to Customer in the United Kingdom by Company. UK-NET provides Customer with the ability to conduct a document conference call allowing data (text, documents, data or images) to be viewed, shared or collaborated on by call participants.  Net Conferencing allows each participant to reach the data portion of a Net Conferencing call by accessing and interconnecting with a port specified by Company at the time of reservation of the Net Conferencing call.  Each such connection must be established separately by each participant implementing its own means of access at its own cost.  To access the data portion of the call, each participant enters the conference name specified at the time of reservation of the Net Conferencing call.  A passcode may be used to ensure a secured conference call. Calculation of usage begins at the scheduled start time of the call and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the call. Net Conferencing calls are subject to a **** initial period and are billed in **** increments.  All charges will be rounded up to the nearest **** billing increment.  If a computed charge includes a fraction of an United Kingdom pence, the fraction is rounded up to the nearest whole United Kingdom pence.

A conference call is initiated by making a reservation of a date and time for the call and number of participants. Reservations of UK-NET can be placed 24 hours, seven days a week. Conference calls can be held on any day of the week at anytime.

1.2                                 Product Provision:   Company will provide to Customer, and Customer will receive from Company, UK-NET.  For purposes of applying Schedule Four’s Section 1 to the UK-NET, the corresponding service is regulated Company U.S. Data Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description. UK-NET pricing is based on a per call, per hour rate and dependent on the number of participants. Customer shall pay the following charges which are detailed below. All references to prices and all price quotations in this Attachment are in, and all transactions shall be based on, the United Kingdom Pound Sterling. Except as expressly stated in this Attachment, no other discounts shall apply to UK-NET Services.  All other rates and charges for UK-NET shall be the then prevailing standard rates and charges.

2.2                                 Pricing. In  lieu of any other discounts, Customer will receive a **** off of the list charges for United Kingdom Net Conferencing. The per-hour, per-call charges for UK-NET will be based on the number of call participants, with concurrent audio conferencing. Operator hosting charges are not subject to discounting. Customer will be responsible for all other charges associated with UK-NET at standard list rates.

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in United Kingdom Pounds Sterling. If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive United Kingdom Pound Sterling in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-8

JAPAN NET CONFERENCING SERVICES

1.                                       SERVICE PROVISIONING AND RECEIPT:

1.1                                 Product Description: Japan Net Conferencing Service (“JP-NET”) is a facilities-based Net conferencing service, provided to Customer in Japan by Company. JP-NET provides Customer with the ability to conduct a document conference call allowing data (text, documents, data or images) to be viewed, shared or collaborated on by call participants.  Net Conferencing allows each participant to reach the data portion of a Net Conferencing call by accessing and interconnecting with a port specified by Company at the time of reservation of the Net Conferencing call.  Each such connection must be established separately by each participant implementing its own means of access at its own cost.  To access the data portion of the call, each participant enters the conference name specified at the time of reservation of the Net Conferencing call.  A passcode may be used to ensure a secured conference call. Calculation of usage begins at the scheduled start time of the call and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the call. Net Conferencing calls are subject to a **** initial period and are billed in **** increments.  All charges will be rounded up to the nearest *** * billing increment.  If a computed charge includes a fraction of a Japanese Yen the fraction is rounded up to the nearest whole Japanese Yen.

A conference call is initiated by making a reservation of a date and time for the call and number of participants. Reservations of JP-NET can be placed 24 hours, seven days a week. Conference calls can be held on any day of the week at anytime.

1.2                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, JP-NET. For purposes of applying Schedule Four’s Section 1 to the JP-NET, the corresponding service is regulated Company U.S. Data Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description. JP-NET pricing is based on a per call, per hour rate and dependent on the number of participants. Customer shall pay the following charges which are detailed below. All references to prices and all price quotations in this Attachment are in, and all transactions shall be based on, the Japanese Yen. Except as expressly stated in this Attachment, no other discounts shall apply to JP-NET Services.  All other rates and charges for JP-NET shall be the then prevailing standard rates and charges.

2.2                                 Pricing. In  lieu of any other discounts,  Customer will receive a **** off of the list charges for Japan Net Conferencing. The per-hour, per-call charges for JP-NET will be based on the number of call participants, with concurrent audio conferencing. Operator hosting charges are not subject to discounting. Customer will be responsible for all other charges associated with JP-NET at standard list rates.

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Japanese Yen.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Japanese Yen in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-9

HONG KONG NET CONFERENCING SERVICES

1.                                       SERVICE PROVISIONING AND RECEIPT:

1.1                                 Product Description: Hong Kong Net Conferencing Service (“HK-NET”) is a facilities-based Net conferencing service, provided to Customer in Hong Kong by Company. HK-NET provides Customer with the ability to conduct a document conference call allowing data (text, documents, data or images) to be viewed, shared or collaborated on by call participants.  Net Conferencing allows each participant to reach the data portion of a Net Conferencing call by accessing and interconnecting with a port specified by Company at the time of reservation of the Net Conferencing call.  Each such connection must be established separately by each participant implementing its own means of access at its own cost.  To access the data portion of the call, each participant enters the conference name specified at the time of reservation of the Net Conferencing call.  A passcode may be used to ensure a secured conference call. Calculation of usage begins at the scheduled start time of the call and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the call. Net Conferencing calls are subject to a **** initial period and are billed in **** increments.  All charges will be rounded up to the nearest **** billing increment.  If a computed charge includes a fraction of a Hong Kong cent the fraction is rounded up to the nearest whole Hong Kong cent.

A conference call is initiated by making a reservation of a date and time for the call and number of participants. Reservations of HK-NET can be placed 24 hours, seven days a week. Conference calls can be held on any day of the week at anytime.

1.2                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, HK-NET. For purposes of applying Schedule Four’s Section 1 to the HK-NET, the corresponding service is regulated Company U.S. Data Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description. HK-NET pricing is based on a per call, per hour rate and dependent on the number of participants. Customer shall pay the following charges which are detailed below. All references to prices and all price quotations in this Attachment are in, and all transactions shall be based on, the Hong Kong Dollar. Except as expressly stated in this Attachment, no other discounts shall apply to HK-NET Services.  All other rates and charges for HK-NET shall be the then prevailing standard rates and charges.

2.2                                 Pricing. In  lieu of any other discounts, Customer will receive a **** off of the list charges for Hong Kong Net Conferencing. The per-hour, per-call charges for HK-NET will be based on the number of call participants, with concurrent audio conferencing. Operator hosting charges are not subject to discounting. Customer will be responsible for all other charges associated with HK-NET at standard list rates.

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Hong Kong Dollars.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Hong Kong Dollars in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-10

AUSTRALIA NET CONFERENCING SERVICES

1.                                       SERVICE PROVISIONING AND RECEIPT:

1.1                                 Product Description: Australia Net Conferencing Service (“AUS-NET”) is a facilities-based Net conferencing service, provided to Customer in Australia by Company. AUS-NET provides Customer with the ability to conduct a document conference call allowing data (text, documents, data or images) to be viewed, shared or collaborated on by call participants.  Net Conferencing allows each participant to reach the data portion of a Net Conferencing call by accessing and interconnecting with a port specified by Company at the time of reservation of the Net Conferencing call.  Each such connection must be established separately by each participant implementing its own means of access at its own cost.  To access the data portion of the call, each participant enters the conference name specified at the time of reservation of the Net Conferencing call.  A passcode may be used to ensure a secured conference call. Calculation of usage begins at the scheduled start time of the call and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the call. Net Conferencing calls are subject to a **** initial period and are billed in ****e increments.  All charges will be rounded up to the nearest **** billing increment.  If a computed charge includes a fraction of an Australia cent the fraction is rounded up to the nearest whole Australia cent.

A conference call is initiated by making a reservation of a date and time for the call and number of participants. Reservations of AUS-NET can be placed 24 hours a day, seven days a week. Conference calls can be held on any day of the week at anytime.

1.2                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, AUS-NET. For purposes of applying Schedule Four’s Section 1 to the AUS-NET, the corresponding service is regulated Company U.S. Data Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description. AUS-NET pricing is based on a per call, per hour rate and dependent on the number of participants. Customer shall pay the following charges which are detailed below. All references to prices and all price quotations in this Attachment are in, and all transactions shall be based on, the Australia Dollar. Except as expressly stated in this Attachment, no other discounts shall apply to AUS-NET Services.  All other rates and charges for AUS-NET shall be the then prevailing standard rates and charges.

2.2                                 Pricing. In  lieu of any other discounts, Customer will receive a  **** off of the list charges for Australia Net Conferencing. The per-hour, per-call charges for AUS-NET will be based on the number of call participants, with concurrent audio conferencing. Operator hosting charges are not subject to discounting. Customer will be responsible for all other charges associated with AUS-NET at standard list rates.

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Australian Dollars.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Australian Dollars in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-11

UNITED KINGDOM VIDEO CONFERENCING SERVICE

1.                                       COMPANY ENHANCED SERVICE:

1.1                                 Name:  United Kingdom Videoconferencing Service

1.2                                 Description: United Kingdom Videoconferencing Service (“UK-VC”) is a facilities-based videoconferencing service provided to Customer in the United Kingdom by Company.  UK-VC is a one-way, multipoint service allowing the furnishing of video communications service between a single calling station and two or more called stations, when at least one of the called stations is located in a different area numbering code. Video conference calls are limited to specific locations as determined by Company.  UK-VC requires a teleconferencing bridge port for each called station.  The necessary bridge ports are provided by a designated Conference Center.  Calculation of usage begins at the connect time of the first called party and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the video conference call.  If a computed charge includes a fraction of an United Kingdom pence, the fraction is rounded up to the nearest whole United Kingdom pence. All per minute charges will be rounded up to the next full minute. Usage and ports will billed in **** increments.

A video conference call is initiated by making a reservation of a date and time for the call.   Reservations for UK-VC can be placed 24 hours, 7 days a week.

1.3                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, UK-VC. For purposes of applying Schedule Four’s Section 1 to the UK-VC, the corresponding service is regulated Company U.S. Video Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

1.4                                 Terms and Conditions of Service: Notwithstanding any other provision in the Agreement or this Attachment, UK-VC shall be provided pursuant to the standard terms and conditions of service of Company’s supplier, as set forth below.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description.  UK-VC transport pricing is based on a per minute per site per channel rate. UK-VC bridging pricing is based on a per minute, per site rate.  Charges will be based upon actual usage, not for reserved time.  Customer will pay the following charges detailed below.  All charges set forth herein are in United Kingdom Pounds Sterling.

2.1.1                        Bridging Port Fee:  In lieu of any discounts, Customer will pay the following per minute, per site charges for Bridging Port Fees related to UK-VC:

SCHEDULE A
United Kingdom Bridging Port Fee

Service	Rate per minute per site
****	****

The charges described in Schedule A above are exclusive of all other rates and charges, including but not limited to transport charges, feature charges or surcharges, set-up charges, overbooking charges, cancellation charges, taxes, and tax related or tax like surcharges, and charges associated with the Universal Service Fund (if any), which are additional and Customer agrees to pay.

2.1.2                        Transport Charges:

(a)                                  For UK-VC Dial-Out Transport Charges, Customer will pay to Company the following transport charges (per ****, per site) (except for those countries listed in Section 2.1.2(b) below), based on the Service Regions set forth in Section 2.1.2(d) below, for the countries (where service is available) listed in Section 2.1.2(d) below.  Such transport charges are added to the bridging charges associated with the service level selected, Premier or Standard:

Rate per Minute Per Site ****

****	****
***	****
****	****
****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

(b)                                 For UK-VC Dial-Out Transport Charges for the following countries, Customer will pay to Company the following transport charges (per **** per site), based on the country set forth below in this Section.  Such transport charges are added to the bridging charges associated with the service level selected, Premier or Standard:

Rate per Minute Per Site Per ****

****	****
****	****
****	****
****	****
****	****
****	****

(c)                                  Customer will pay to Company all charges for features used with any UK-VC call pursuant to Company’s then-current standard price list.  Features are subject to change by Company at any time.  Not all features are available for all UK-VC calls.

(d)                                 Service Regions: UK-VC calls’ Service Regions are as set forth in Attachment 3-2 above.

2.2                                 Except as expressly stated in this Attachment, no other discounts apply to UK-VC Service. All other rates and charges for UK-VC will be the then prevailing standard rates and charges.

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in United Kingdom Pounds Sterling.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive United Kingdom Pound Sterling in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-12

JAPAN VIDEOCONFERENCING SERVICE

1.                                       COMPANY ENHANCED SERVICE:

1.1                                 Name:  Japan Videoconferencing Service

1.2                                 Description:  Japan Videoconferencing Service (“JP-VC”) is a facilities-based videoconferencing service provided to Customer in the Japan by Company.  JP-VC is a one-way, multipoint service allowing the furnishing of video communications service between a single calling station and two or more called stations, when at least one of the called stations is located in a different area numbering code. Video conference calls are limited to specific locations as determined by Company.  JP-VC requires a teleconferencing bridge port for each called station.  The necessary bridge ports are provided by a designated Conference Center.  Calculation of usage begins at the connect time of the first called party and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the video conference call.  If a computed charge includes a fraction of a Japanese Yen, the fraction is rounded up to the nearest whole Japanese Yen. All per minute charges will be rounded up to the next full minute. Usage and ports will billed in **** increments.

A video conference call is initiated by making a reservation of a date and time for the call.   Reservations for JP-VC can be placed 24 hours a day, 7 days a week.

1.3                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, JP-VC. For purposes of applying Schedule Four’s Section 1 to the JP-VC, the corresponding service is regulated Company U.S. Video Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

1.4                                 Terms and Conditions of Service: Notwithstanding any other provision in the Agreement or this Attachment, JP-VC shall be provided pursuant to the standard terms and conditions of service of Company’s supplier, as set forth below.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description.  JP-VC transport pricing is based on a per minute per site per channel rate. JP-VC bridging pricing is based on a per minute, per site rate.  Charges will be based upon actual usage, not for reserved time.  Customer will pay the following charges detailed below.  All charges set forth herein are in Japanese Yen.

2.1.1                        Bridging Port Fee:  In lieu of any discounts, Customer will pay the following per minute, per site charges for Bridging Port Fees related to JP-VC:

SCHEDULE A
Japan Bridging Port Fee

Service	Rate per minute per site
****	****

The charges described in Schedule A above are exclusive of all other rates and charges, including but not limited to transport charges, feature charges or surcharges, set-up charges, overbooking charges, cancellation charges, taxes, and tax related or tax like surcharges, and charges associated with the Universal Service Fund (if any), which are additional and Customer agrees to pay.

2.1.2                        Transport Charges:

(a)                                  For JP-VC Dial-Out Transport Charges, Customer will pay to Company the following transport charges (per****, per site) (except for those countries listed in Section 2.1.2(b) below), based on the Service Regions set forth in Section 2.1.2(d) below, for the countries (where service is available) listed in Section 2.1.2(d) below.  Such transport charges are added to the bridging charges associated with the service level selected, Premier or Standard:

Rate per Minute per Site ****
****	****
****	****
****	****
****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

(b)                                 For JP-VC Dial-Out Transport Charges for the following countries, Customer will pay to Company the following transport charges (per ****, per site), based on the country set forth below in this Section.  Such transport charges are added to the bridging charges associated with the service level selected, Premier or Standard:

Rate per Minute per Site ****
****	****
****	****
****	****
****	****
****	****
****	****

(c)                                  Customer will pay to Company all charges for features used with any JP-VC call pursuant to Company’s then-current standard price list.  Features are subject to change by Company at any time.  Not all features are available for all JP-VC calls.

(d)                                 Service Region: JP-VC calls’ Service Regions are as set forth in the table in Attachment 3-2 above.

2.2                                 Except as expressly stated in this Attachment, no other discounts apply to JP-VC Service. All other rates and charges for JP-VC will be the then prevailing standard rates and charges.

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Japanese Yen.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Japanese Yen in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-13

AUSTRALIA VIDEOCONFERENCING SERVICE

1.                                       COMPANY ENHANCED SERVICE:

1.1                                 Name:  Australia Videoconferencing Service.

1.2                                 Description:  Australia Videoconferencing Service (“AUS-VC”) is a facilities-based videoconferencing service provided to Customer in Australia by Company.  AUS-VC is a one-way, multipoint service allowing the furnishing of video communications service between a single calling station and two or more called stations, when at least one of the called stations is located in a different area numbering code. Video conference calls are limited to specific locations as determined by Company.  AUS-VC requires a teleconferencing bridge port for each called station.  The necessary bridge ports are provided by a designated Conference Center.  Calculation of usage begins at the connect time of the first called party and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the video conference call.  If a computed charge includes a fraction of an Australian cent, the fraction is rounded up to the nearest whole Australian cent. All per minute charges will be rounded up to the next full minute.

A video conference call is initiated by making a reservation of a date and time for the call.   Reservations for AUS-VC can be placed 24 hours a day, 7 days a week.

1.3                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, AUS-VC. For purpose of applying Schedule Four’s Section 1 to the AUS-VC, the corresponding service is regulated Company U.S. Video Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

1.4                                 Terms and Conditions of Service: Notwithstanding any other provision in the Agreement or this Attachment, AUS-VC shall be provided pursuant to the standard terms and conditions of service of Company’s supplier, as set forth below.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description.  AUS-VC transport pricing is based on a per minute, per site, per channel rate. AUS-VC bridging pricing is based on a per minute, per site rate.  Charges will be based upon actual usage, not for reserved time.  Customer will pay the following charges detailed below.  All charges set forth herein are in Australian Dollars.

2.1.1            Bridging Port Fee:  In lieu of any discounts, Customer will pay the following per minute, per site charges for Bridging Port Fees related to AUS-VC:

SCHEDULE A
Australia Bridging Port Fee

Service	Rate per minute per site
****	****

The charges described in Schedule A above are exclusive of all other rates and charges, including but not limited to transport charges, feature charges or surcharges, set-up charges, overbooking charges, cancellation charges, taxes, and tax related or tax like surcharges, and charges associated with the Universal Service Fund (if any), which are additional and Customer agrees to pay.

2.1.2            Transport Charges:

(a)          For AUS-VC Dial-Out Transport Charges, Customer will pay to Company the following transport charges (per ****, per site) (except for those countries listed in Section 2.1.2(b) below), based on the Service Regions set forth in Section 2.1.2(d) below, for the countries (where service is available) listed in Section 2.1.2(d) below.  Such transport charges are added to the bridging charges associated with the service level selected, Premier or Standard:

Rate per Minute per Site ****

****	****
****	****
****	****
****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

(b)         For AUS-VC Dial-Out Transport Charges for the following countries, Customer will pay to Company the following transport charges (per **** per site), based on the country set forth below in this Section.  Such transport charges are added to the bridging charges associated with the service level selected, Premier or Standard:

Rate per Minute per Site ****

****	****
****	****
****	****
****	****
****	****
****	****

(c)          Customer will pay to Company all charges for features used with any AUS-VC call pursuant to Company’s then-current standard price list.  Features are subject to change by Company at any time.  Not all features are available for all AUS-VC calls.

(d)         Service Region: AUS-VC calls’ Service Regions are as set forth in Attachment 3-2 above.

2.2                                 Except as expressly stated in this Attachment, no other discounts apply to AUS-VC Service. All other rates and charges for AUS-VC will be the then prevailing standard rates and charges.

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Australian Dollars. If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Australian Dollars in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-14

HONG KONG VIDEOCONFERENCING SERVICE

1.                                       COMPANY ENHANCED SERVICE:

1.1                                 Name:  Hong Kong Videoconferencing Service.

1.2                                 Description:  Hong Kong Videoconferencing Service (“HK-VC”) is a facilities-based videoconferencing service provided to Customer in Hong Kong by Company.  HK-VC is a one-way, multipoint service allowing the furnishing of video communications service between a single calling station and two or more called stations, when at least one of the called stations is located in a different area numbering code. Video conference calls are limited to specific locations as determined by Company.  HK-VC requires a teleconferencing bridge port for each called station.  The necessary bridge ports are provided by a designated Conference Center.  Calculation of usage begins at the connect time of the first called party and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the video conference call.  If a computed charge includes a fraction of a Hong Kong cent, the fraction is rounded up to the nearest whole Hong Kong cent. All per minute charges will be rounded up to the next full minute.

A video conference call is initiated by making a reservation of a date and time for the call.   Reservations for HK-VC can be placed 24 hours a day, 7 days a week.

1.3                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, HK-VC. For purpose of applying Schedule Four’s Section 1 to the HK-VC, the corresponding service is regulated Company U.S. Video Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

1.4                                 Terms and Conditions of Service: Notwithstanding any other provision in the Agreement or this Attachment, HK-VC shall be provided pursuant to the standard terms and conditions of service of Company’s supplier, as set forth below.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description.  HK-VC transport pricing is based on a per minute, per site, per channel rate. HK-VC bridging pricing is based on a per minute, per site rate.  Charges will be based upon actual usage, not for reserved time.  Customer will pay the following charges detailed below.  All charges set forth herein are in Hong Kong Dollars.

2.1.1            Bridging Port Fee:  In lieu of any discounts, Customer will pay the following per minute, per site charges for Bridging Port Fees related to HK-VC:

SCHEDULE A
Hong Kong Bridging Port Fee

Service	Rate per minute per site
****	****

The charges described in Schedule A above are exclusive of all other rates and charges, including but not limited to transport charges, feature charges or surcharges, set-up charges, overbooking charges, cancellation charges, taxes, and tax related or tax like surcharges, and charges associated with the Universal Service Fund (if any), which are additional and Customer agrees to pay.

2.1.2            Transport Charges:

(a)          For HK-VC Dial-Out Transport Charges, Customer will pay to Company the following transport charges (per ****, per site) (except for those countries listed in Section 2.1.2(b) below), based on the Service Regions set forth in Section 2.1.2(d) below, for the countries (where service is available) listed in Section 2.1.2(d) below.  Such transport charges are added to the bridging charges associated with the service level selected, Premier or Standard:

Rate per Minute per Site ****

****	****
****	****
****	****
****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

(b)         For HK-VC Dial-Out Transport Charges for the following countries, Customer will pay to Company the following transport charges (per 112/128 Kbps, per minute, per site), based on the country set forth below in this Section.  Such transport charges are added to the bridging charges associated with the service level selected, Premier or Standard:

Rate per Minute per Site ****
****	****
****	****
****	****
****	****
****	****
****	****

(c)          Customer will pay to Company all charges for features used with any HK-VC call pursuant to Company’s then-current standard price list.  Features are subject to change by Company at any time.  Not all features are available for all HK-VC calls.

(d)         Service Region: HK-VC calls’ Service Regions are as set forth in Attachment 3-2 above.

2.2                                 Except as expressly stated in this Attachment, no other discounts apply to HK-VC Service. All other rates and charges for HK-VC will be the then prevailing standard rates and charges.

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Hong Kong Dollars.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Hong Kong Dollars in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-15

SINGAPORE VIDEOCONFERENCING SERVICE

1.                                       COMPANY ENHANCED SERVICE:

1.1                                 Name:  Singapore Videoconferencing Service.

1.2                                 Description:  Singpore Videoconferencing Service (“SING-VC”) is a facilities-based videoconferencing service provided to Customer in Singpore by Company.  SING-VC is a one-way, multipoint service allowing the furnishing of video communications service between a single calling station and two or more called stations, when at least one of the called stations is located in a different area numbering code. Video conference calls are limited to specific locations as determined by Company.  SING-VC requires a teleconferencing bridge port for each called station.  The necessary bridge ports are provided by a designated Conference Center.  Calculation of usage begins at the connect time of the first called party and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the video conference call.  If a computed charge includes a fraction of a Hong Kong cent, the fraction is rounded up to the nearest whole Hong Kong cent. All per minute charges will be rounded up to the next full minute.

A video conference call is initiated by making a reservation of a date and time for the call.   Reservations for SING-VC can be placed 24 hours a day, 7 days a week.

1.3                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, SING-VC. For purpose of applying Schedule Four’s Section 1 to the SING-VC, the corresponding service is regulated Company U.S. Video Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

1.4                                 Terms and Conditions of Service: Notwithstanding any other provision in the Agreement or this Attachment, SING-VC shall be provided pursuant to the standard terms and conditions of service of Company’s supplier, as set forth below.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description.  SING-VC transport pricing is based on a per minute, per site, per channel rate. SING-VC bridging pricing is based on a per minute, per site rate.  Charges will be based upon actual usage, not for reserved time.  Customer will pay the following charges detailed below.  All charges set forth herein are in Hong Kong Dollars.

2.1.1            Bridging Port Fee:  In lieu of any discounts, Customer will pay the following per minute, per site charges for Bridging Port Fees related to SING-VC:

SCHEDULE A
Singpore Bridging Port Fee

Service	Rate per minute per site
****	****

The charges described in Schedule A above are exclusive of all other rates and charges, including but not limited to transport charges, feature charges or surcharges, set-up charges, overbooking charges, cancellation charges, taxes, and tax related or tax like surcharges, and charges associated with the Universal Service Fund (if any), which are additional and Customer agrees to pay.

2.1.2            Transport Charges:

(a)          For SING-VC Dial-Out Transport Charges, Customer will pay to Company the following transport charges (per ****, per site) (except for those countries listed in Section 2.1.2(b) below), based on the Service Regions set forth in Section 2.1.2(d) below, for the countries (where service is available) listed in Section 2.1.2(d) below.  Such transport charges are added to the bridging charges associated with the service level selected, Premier or Standard:

Rate per Minute per Site ****

****	****
****	****
****	****
****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

(b)         For SING-VC Dial-Out Transport Charges for the following countries, Customer will pay to Company the following transport charges (per ****, per site), based on the country set forth below in this Section.  Such transport charges are added to the bridging charges associated with the service level selected, Premier or Standard:

Rate per Minute per Site ****

****	****
****	****
****	****
****	****
****	****
****	****

(c)          Customer will pay to Company all charges for features used with any SING-VC call pursuant to Company’s then-current standard price list.  Features are subject to change by Company at any time.  Not all features are available for all SING-VC calls.

(d)         Service Region: SING-VC calls’ Service Regions are as set forth in Attachment 3-2 above.

2.2                                 Except as expressly stated in this Attachment, no other discounts apply to SING-VC Service. All other rates and charges for SING-VC will be the then prevailing standard rates and charges.

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Hong Kong Dollars.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Hong Kong Dollars in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4-16

SINGAPORE NET CONFERENCING SERVICES

1.                                       SERVICE PROVISIONING AND RECEIPT:

1.1                                 Product Description: Singapore Net Conferencing Service (“SING-NET”) is a facilities-based Net conferencing service, provided to Customer in Singapore by Company. SING-NET provides Customer with the ability to conduct a document conference call allowing data (text, documents, data or images) to be viewed, shared or collaborated on by call participants.  Net Conferencing allows each participant to reach the data portion of a Net Conferencing call by accessing and interconnecting with a port specified by Company at the time of reservation of the Net Conferencing call.  Each such connection must be established separately by each participant implementing its own means of access at its own cost.  To access the data portion of the call, each participant enters the conference name specified at the time of reservation of the Net Conferencing call.  A passcode may be used to ensure a secured conference call. Calculation of usage begins at the scheduled start time of the call and ends when either the last participant in the conference call disconnects or the Conference Operator terminates the call. Net Conferencing calls are subject to a **** initial period and are billed in  **** increments.  All charges will be rounded up to the nearest **** increment.  If a computed charge includes a fraction of a Hong Kong cent the fraction is rounded up to the nearest whole Hong Kong cent.

A conference call is initiated by making a reservation of a date and time for the call and number of participants. Reservations of SING-NET can be placed 24 hours a day, seven days a week. Conference calls can be held on any day of the week at anytime.

1.2                                 Product Provision: Company will provide to Customer, and Customer will receive from Company, SING-NET. For purposes of applying Schedule Four’s Section 1 to the SING-NET, the corresponding service is regulated Company U.S. Data Conferencing services. Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

2.                                       PRICE DESCRIPTION AND DISCOUNTS:

2.1                                 Price Description. SING-NET pricing is based on a per call, per hour rate and dependent on the number of participants. Customer shall pay the following charges which are detailed below. All references to prices and all price quotations in this Attachment are in, and all transactions shall be based on, the Hong Kong Dollar. Except as expressly stated in this Attachment, no other discounts shall apply to SING-NET Services.  All other rates and charges for SING-NET shall be the then prevailing standard rates and charges.

2.2                                 Pricing. In  lieu of any other discounts, Customer will receive a five percent (5%) discount off of the list charges for Singapore Net Conferencing. The per-hour, per-call charges for SING-NET will be based on the number of call participants, with concurrent audio conferencing. Operator hosting charges are not subject to discounting. Customer will be responsible for all other charges associated with SING-NET at standard list rates.

3.                                       BILLING AND CURRENCY CONVERSION. Usage will be billed and invoiced in Hong Kong Dollars.  If, at any time during the Term, any law, regulation or practice prohibits or significantly impedes Company’s ability to receive Hong Kong Dollars in payment of its foreign currency invoices, the parties will negotiate in good faith to find a mutually acceptable solution.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT  4-17

GLOBAL VOICE VIRTUAL PRIVATE NETWORK SERVICES

I.                                         SERVICE PROVISIONING AND RECEIPT:

A.                                   Product Description: WorldCom Global Voice Virtual Private Network (“VPN”) Service (“Global Voice VPN”) is a global intelligent network designed to deliver voice and data originating outside the United States in a uniform, predictable manner among customer locations around the world. Global Voice VPN will deliver traditional VPN services supporting voice and data applications including such features as Private Numbering Plans, Range Privileges, Network Call Redirect, etc.

B.                                     Product Provision:

1.  MCI WORLDCOM International, Inc. (“MCIWI”) will provide to Customer, and Customer will receive from MCIWI, Global Voice VPN.  For purposes of applying Schedule Four’s Section 1 to the Global Voice VPN, the corresponding service is regulated Company Interstate Voice Service.  Except as otherwise provided herein, the rates and discounts in Company’s standard price lists are subject to change at the discretion of Company.

2.  Customer agrees to jointly develop with Company a mutually agreed upon Implementation Schedule for the installation of Global Voice VPN services.  Company shall not be responsible for implementation delays caused by conditions beyond Company’s reasonable control including, but not limited to, receipt of appropriate non-U.S. regulatory approvals and delays related to negotiations with telecommunications carriers providing needed local services.

II.                                     PRICING STRUCTURE

A.  Pricing Structure: Customer will pay Company’s then-current standard rates and charges for Global Voice VPN Service (except as provided for in this Attachment) including, but not limited to, traffic usage charges and access recurring charges billed in accordance with Section 8 (Payment Terms) and this Attachment.  In addition, Customer may elect to obtain the following optional related services in which case Customer will be subject to certain additional charges, if applicable. Except as otherwise provided herein, all Global Voice VPN rates and charges for related services will fluctuate in accordance with Company’s standard list rates during the Term.

OPTIONAL RELATED SERVICES (ADDITIONAL CHARGES, INCLUDING SURCHARGES AND/OR PREMIUM CHARGES, MAY APPLY EXCEPT IF OTHERWISE INDICATED):

(Check if applicable.)

☐             Cellular/Mobile Access*

*available only in certain countries

☐            Dual Stage Switched Access*

*available only in certain countries

☐            Single Stage Access*

*available only in certain countries

☐            Remote Access*

*available only in certain countries

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

☐         Company Card with Worldphone Service (Additional terms and conditions apply, and will be provided with order fulfillment.)

☐         Switched Digital Service (tentatively scheduled for 2Q01 availability)

B.   Discounts:    Customer will receive a discount of **** off Company’s standard Global Voice VPN usage rates as described above (except where local law requires otherwise).

C.  Description of Optional Services:

 REMOTE ACCESS.  REMOTE ACCESS (RA) provides remote switched access to the network.  RA allows traveling employees or mobile executives to access their private numbering plan from any phone in  countries where it is available.  RA allows end-users to dial only On-Net numbers (i.e., private dialing plan numbers).   This feature may not be available in every country where Global Voice VPN is offered and includes an additional installation charge for each freephone number.

DUAL STAGE SWITCHED ACCESS.  DUAL STAGE SWITCHED ACCESS (DSSA) provides switched access to the network.  End users may dial On-Net (i.e., private dialing plan) as well as Off-Net (public switched telephone network) numbers from a DSSA-designated telephone number. There is a DSSA install charge per site. This feature may not be available in every country where Global Voice VPN is offered.

SINGLE STAGE ACCESS.  SINGLE STATE ACCESS (SSA) provides switched access to the network.  It will replace DSSA in countries where it is available. End users may dial On-Net (i.e., private dialing plan) as well as Off-Net (public switched telephone network) numbers from a SSA- designated telephone number. There is a SSA install charge per site.

CELLULAR/MOBILE ACCESS.  Digital mobile telephone access to the network is available via DSSA.  This service enables cellular telephones to be economically connected to the network thereby extending features and benefits to traveling employees.  At this time there is a cellular line install charge and the transport is based on DSSA rates. This feature may not be available in every country where Global Voice VPN is offered.

WORLDPHONE CARD. WORLDPHONE CARD serves as both a regular calling card to more than **** direct-dial countries and as an access method to a customer’s private dial plan and features. Currently, service is available from over **** countries.  (Additional terms and conditions apply and will be provided with order fulfillment.)

SWITCHED DIGITAL SERVICE. SWITCHED DIGITAL SERVICE provides dial-up access to the data services at rates of **** for applications such as video, high speed data transfer and LAN internetworking.  This service is expected to be available ****.

#

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE FIVE

NASDAQ CORPORATE NETWORK

SCOPE AND SPECIAL TERMS

(A Fully Managed Network Solution)

1.   Scope of  Services.  Company will provide to Customer a managed frame relay network (hereafter referred to as the “Nasdaq Corporate Network”), including access circuits, Company frame relay ports and PVCs (service option 2), internet access ports and PVCs, related equipment and associated network management services all as further described in this Schedule. The WorldCom Frame Relay service (service option 2) and dedicated access services are provided subject to the additional terms and conditions set forth in the GSA and Schedule Three.   The customer premise equipment for the Nasdaq Corporate Network is provided subject to the additional terms and conditions set forth in Attachment 5-3 to this Schedule Five (Equipment and Related Services) attached hereto.   Any dedicated internet access services are provided subject to the additional terms and conditions set forth in [the Internet Services Agreement between Customer and MCI signed by Customer on **** as amended, and individual service order forms signed by Customer.  All of the aforementioned provisions are intended to supplement each other to the greatest extent possible, however, in the event of a conflict between the terms of Schedule Five and any of the aforementioned provisions with respect to the Nasdaq Corporate Network, this Schedule Five shall govern.

2. Implementation;  Schedule Five Term.

2.1                                 Company shall implement the Nasdaq Corporate Network pursuant to a mutually agreeable implementation schedule to be agreed by the parties in writing.  The configuration of the network facilities will be as  set forth in Attachment 5-1.  As between Company and Customer, Company shall retain title to all customer premise equipment provisioned by Company at Customer sites for the Nasdaq Corporate Network.

2.2                                 The term of this Schedule shall begin on the First Amendment Effective Date and shall continue for****   (the “Schedule Five Term”). The first ****of the Schedule Five Term will be treated as  a “Ramp Period” during which the NCN Subminimum (as defined in Section 3.3 below) will not apply, however the other rates and charges set forth in this Schedule Five will apply.   If the Term of the Agreement expires before the expiration of the Schedule Five Term, the terms and conditions of the Agreement shall continue to control and apply to this Schedule until the end of the Schedule Five Term.  For the avoidance of doubt, the Schedule Five Term expires on ****.

3.                                       Rates and Charges.

3.1  Summary of Total Rates and Charges.   The Base Rates applicable to Customer for The Nasdaq Corporate Network are summarized below.  The Base Rates are effective on the First Amendment Effective Date and are fixed for the Term.

Pricing Site	Monthly Recurring Charge	Non-Recurring Installation

1) Rockville, MD	****	****
2) Trumbull, CT	****	****
3) One Liberty Plaza	****	****
4) Four Times Square	****	****
5) Blackwell Bldg, MD	****	****
6) 1801 “K” St., D.C.	****	****
7) Sand Hill Rd., CA	****	****
8) 55 Monroe St., Chicago, IL	****	****

Total:	****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

*Note:  Dedicated internet access circuits will be provisioned pursuant to individual service order forms showing    applicable charges of ****, since all   charges for such services, as specified herein, are included in the pricing set forth above and billed under this Agreement.

3.2                                 Regulated Interstate Services Component. The monthly recurring charges set forth in Section 3.1 above are inclusive of the following rates for interstate Regulated Services:

Interstate Regulated Services

Site

Component of the Monthly Recurring Charge

1) Rockville, MD	****
2) Trumbull, CT	****
3) One Liberty Plaza	****
4) Four Times Square, NYC	****
5) Blackwell Bldg, Rockville, MD	****
6) 1801 “K” St., Wash. D.C.	****
7) Sand Hill Rd., CA	****
8) 55 Monroe St., Chicago, IL	****

Total	****

The charges described in this Section 3.2 constitute a “Specialized Customer Arrangement” or “SCA” as defined in   the Guide.  Capitalized terms not otherwise defined in this Agreement shall have the definition given to them in the Tariff.

3.3                                 During each Monthly Period in the Schedule Five Term after the Ramp Period (as defined in Section 2.2 above), Customer must incur no less than **** in monthly recurring charges under this Schedule Five (“NCN Subminimum”).  For any Monthly Period in the Schedule Five Term after the Ramp Period in which Customer fails to satisfy the NCN Subminimum, Customer shall pay Company an amount equal ****.

4.               Service Level Agreements:   The Service Level Agreement for WorldCom Frame Relay as set forth in the Guide, as well as the Nasdaq Corporate Network Availability SLA set forth in Attachment 5-2, shall apply to the WorldCom Frame Relay (Service Option 2) service provided hereunder.

5.               Orders For Service:  Orders for installation, changes or disconnects shall be provided to Company by Customer.

6.               Installation: The term “Installation” shall mean the carrying out and completion of all work (including, but not limited to, procurement of any piece of hardware or software used by Company to provide Service as contemplated

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

under this Agreement [each, a “Component”], site surveys, scheduling, physical and logical connection of all Components to the Service to ensure that Customer’s locations and each Subscriber’s locations are fully integrated into the Nasdaq Corporate Network, testing, and correction of any problems which cause the Service not to operate in accordance with Company’s standard specifications) at a location at which the Service is contemplated to be provided under this Agreement.  The parties will agree on an Installation schedule which is subject to change by mutual agreement of the parties. After completion of work associated with an Installation, Company shall ensure that the exterior of Components and the surrounding areas are clean and that all discarded parts, supplies and other waste is removed from the premises.

7.               Installation Acceptance.  Customer will have a period of **** after Installation notification hereunder in which to notify Company of service troubles.  Failure to notify Company of service troubles within **** after Installation notification constitutes acceptance of the circuit(s) from the first day of notification.  Company will use commercially reasonable efforts to rectify service troubles promptly.  Charges will not apply pending repair of service troubles associated with Installation. Troubles on such circuits must be reported on a circuit specific basis to Company support center.

8.               Customer’s Termination Liability.   If (a) Customer terminates either the Nasdaq Corporate Network, or this Agreement, prior to the end of the Schedule Five Term other than due to an uncured breach by Company of a material term hereunder, a final order by the SEC that requires Customer to permanently discontinue the Nasdaq Corporate Network, or other than as Customer is expressly permitted herein to terminate without liability, or (b) Company terminates this Agreement early as permitted under Section 12.1, Subsections 12.2(e) or (f), or Section 12.3, Customer will pay, in addition to all accrued but unpaid charges and liabilities incurred through the date of such termination:  (i) any and all credits received by Customer hereunder for the Nasdaq Corporate Network (except service interruption credits, if any), in full, without setoff or deduction; plus (ii) an amount equal to **** of the product of (a) the total monthly recurring charge for the Nasdaq Corporate Network incurred by Customer in the month preceding the month of termination,  multiplied by (b) the number of unsatisfied months (prorated for partial months) remaining in the Schedule Five Term on the date of termination; plus (iii) the aggregate termination charges payable to any  non-U.S. third party suppliers, if any, for which Company is or becomes contractually liable to the extent directly resulting from such termination.  Upon written request of Customer, Company will use its reasonable efforts to identify in advance any such termination charges payable to third party suppliers.

  9.                   DS3 Management. Company will proactively monitor the DS3’s between the 3 core sites of RKH, MER and NYH.  The Customer will provide “user accounts” for the 3 IGX CISCO Switches for this purpose.  Each of these “user accounts” will have the ability to perform “status”, “diagnostic” and “loopback” commands only for the purposes of troubleshooting DS3 issues.  In addition, the Customer will provide SNMP statements which enable the IGX CISCO Switches to send unsolicited SNMP TRAPS to the Company NCC network management stations.

10.                   Design Changes. Subject to Customer’s satisfaction of the NCN Subminimum, during the Term Nasdaq may modify the Nasdaq Corporate Network design and replace existing Services with new or existing Services generally offered by Company.  Any such modification would be reflected in a mutually acceptable amendment to this Agreement.

11.                   Customer-Purchased CPE.  Customer premise equipment required for the Nasdaq Corporate Network other than that provided by Company pursuant to Attachment 5-3 may be purchased by Customer through Company pursuant to a separate agreement or from another third-party supplier.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT  5-1

SITE CONFIGURATION DETAILS

1) Rockville, MD (Type **** access)

****	****
****	****
****	****
****	****
****	****
****	****
****	****

2) Trumbull, CT (Type **** access)

****	****
****	****
****	*****
****	****
****	****
****	****
****	****

3) One Liberty Plaza,  NY, NY

****	****
****	****
****	****

4) Four Times Square, NY, NY

****	*****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

5) Blackwell Bldg, Rockville, MD

****	****
****	****

6) 1801 “K” St., Wash. D.C.

****	*****

7) Sand Hill Rd. Melno Park, CA

****	****
****	****
****	****
****	****

8) 55 West Monroe Chicago, IL

****	*****
****	****
****	****
****	*****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 5-2

NASDAQ CORPORATE  NETWORK

Network Availability SLA

The following is a description of the Nasdaq Corporate Network SLA:

1.                                       Principal Period of Maintenance.  ****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Attachment 5-3

 EQUIPMENT AND RELATED SERVICES

FOR THE NASDAQ CORPORATE NETWORK

Company’s provision of domestic customer premise equipment and related maintenance, monitoring and management services ordered by Customer in connection with the Nasdaq Corporate Network (described on Schedule Five above) shall be subject to the terms and conditions set forth in this Schedule as supplemented by the Master Terms and Conditions set forth in the GSA and Schedule Five.

1.                                      PROVISIONING OF CPE.

1.1                                 Company agrees to provide to Customer the items of CPE (including related cables and connectors) identified in Section I of Annex A to Attachment 5-3 attached hereto (the “Equipment Schedule”) (collectively and individually, the “Company Equipment”).  Customer agrees to separately obtain the items of CPE (including related cables and connectors) identified in Section II of Annex A to Attachment 5-3 attached hereto (collectively and individually, the “Customer Equipment”; the Company Equipment and Customer Equipment are collectively referred to hereafter as the “Equipment”). The Equipment is associated with Company telecommunications services provided to Customer.  The Equipment Schedule shall be amended to include any additional equipment added hereto by written agreement of both parties.  Company Equipment will be new unless it can be provided from existing Company inventory that meets the specifications and standards  set forth in the Equipment Schedule.

1.2                                 The Equipment Schedule shall be amended to include any additional equipment added hereto by written agreement of both parties.

2.                                      MAINTENANCE.

2.1                                 Company’s Responsibilities:

A.                                   Subject to the terms of this Agreement, Company agrees to install and maintain the Company Equipment and Customer Equipment. Company has the exclusive right to maintain such Company Equipment and Customer Equipment.

B.                                     Company shall install the Company Equipment and Customer Equipment at each location(s) as may be set forth in the Equipment Schedule or separately agreed to by the parties and, as agreed by the parties in writing, any additional sites designated for additional items of Company Equipment and Customer Equipment (collectively, the “Installation Sites”).

C.                                     Company shall provide, on a commercially reasonable basis, maintenance service, as more fully described in Section 2.1.D (“Maintenance Service”), on the Company Equipment and Customer Equipment.  In performing its maintenance obligation, Company may, in its discretion, seek and obtain the assistance of contractors or the vendors or manufacturers of the Company Equipment and Customer Equipment maintained hereunder for which Company shall be responsible.

D.                                    Maintenance Service, as defined herein, includes the following:

(1)                                  Use commercially reasonable efforts to isolate any problems with the Equipment and to restore service within the Equipment Mean Time To Repair (as defined below) following receipt of Customer’s notification that the Equipment is inoperative.

(2)                                  Investigate trouble reports initiated by Customer and repair or replace, at Company’s sole discretion, any of the Company Equipment  which fails to meet the manufacturer’s published operating specifications for the Company Equipment  during the term of this Agreement.

(3)                                  Perform work in a good and workmanlike manner.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

(4)                                  Provide interconnecting cables from the Company/Local Exchange Carrier (“LEC”) demarcation line to the Equipment, interconnecting cables among the Equipment, and interconnecting cables from the Equipment to the Company/Customer demarcation line; provided, however, that Company shall not be required to provide cables through Customer “in-house” wiring conveyances unless Customer further agrees in writing to pay Company, in accordance with an Company provided quote, an additional installation fee for such services.

(5)                                  If Company, in its sole discretion, determines that a unit of Company Equipment  needs to be replaced, such Company Equipment  will be replaced with equipment of like kind and functionality from a manufacturer of Company’s choice at the time of replacement (“Exchange Unit”).  The Exchange Unit may not be new but will be in good working order and of like kind and functionality.  The replaced unit will be returned to Company’s inventory at Company’s expense.

Should the Equipment be owned by Customer and the parties mutually agree in writing that the Customer Equipment needs to be replaced then Customer will obtain replacement of such Customer Equipment, unless otherwise agreed by Company and Customer.  With respect to Company Equipment only, the replaced unit will be returned to Company’s inventory at Company’s expense.  If Customer requests that Company maintain any Equipment that is not ordinarily supported by Company, Customer will be responsible for upgrading the subject Equipment to satisfy   Company specifications and for any upgrade or other fees charged by the manufacturer or supplier of the Equipment, all as will be agreed by the parties in writing in advance.   Company will advise Customer of such specifications.

(6)                                  Company will maintain a standard Cisco router IOS version for all Cisco routers in the Nasdaq Corporate Network upon deployment.  As part of the ongoing maintenance, Company will work with Customer  on deploying new IOS versions as needed for new applications, patches and bug fixes.  Company will also maintain the associated software licensing as it relates to Company-owned equipment deployed in the Nasdaq Corporate Network.

E.                                      Maintenance Service shall not include or apply to the following:

(1)          Electrical work external to the Equipment or the Nasdaq Corporate Network, or otherwise considered “in-house wiring”.

(2)          Repair or replacement of failed Equipment caused by factors outside of Equipment or the Nasdaq Corporate Network, such as fire, accident, misuse, vandalism, water, lightning, or failure of its installation site to conform with Company’s specifications (except where such event is due to  Company’s negligent acts or omissions).

(3)          Use of the Equipment for other than the intended purpose.

(4)          Repair of damage caused by the maintenance or repairs performed by a person other than an Company employee or person authorized by Company.

(5)          Supplies, accessories, painting, or refurbishing of the Equipment.

(6)          Relocation, additions, or removal of Equipment, parts, or addition or removal of features not furnished by Company or use of Equipment with other equipment that fails to conform to Company’s specifications.

(7)          Cables and connectors between the Equipment and any other equipment on Customer’s or Subscriber’s premises after the expiration of the limited cable and connector warranty set forth in the Section hereof entitled “Limitation of Liability and Limited Warranty”.

(8)          Power or back-up power to or from the Equipment.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

F.                                      Company’s Equipment Mean Time To Repair (“MTTR”) is defined as the average time elapsed from the time Company detects or is notified of a failure of Equipment or other degradation in performance of the Equipment covered by this Agreement until such time as the Equipment’s performance is restored to its prior functionality by replacing (either temporarily or permanently) or repairing the failed Equipment.

For failures occurring at locations which are within a sixty (60) mile  radius of an Company authorized service center in the United States, the MTTR objective shall be within **** after the first to occur of Company’s receipt of notice or its detection, ****.  For failures at all other locations in the contiguous****, the MTTR objective shall be within ****after the first to occur of Company’s receipt of notice or its detection, ****.

For any calendar month in which Company fails to meet the MTTR, Company shall issue to Customer a credit equal to the product of:  (a) The number of all sites affected by Equipment failures during such month multiplied by (b) an amount equal to a ****of the affected site’s monthly recurring charge specified in Section 3.1 of Schedule Five for each day (or portion thereof) on which the failure existed.  In no event, however, shall the amount of this credit in any month exceed ****of the total monthly recurring charge for such site incurred under Schedule Five for such month.

The foregoing credits shall not apply with respect to: (a) Equipment failures caused by Customer or third parties not under the direction or control of Company, (b) Equipment performance degradation of ****as compared to normal operating performance, (c) scheduled maintenance, and (d) failures caused by force majeure events generally affecting Customer’s site.  The foregoing credits shall be Customer’s sole and exclusive remedy with respect to Company’s failure to meet the MTTR.

2.2.                              Customer’s Responsibilities.  The following are requirements and responsibilities of Customer:

A.                                   Provide Company with immediate access to the Equipment twenty-four (24) hours per day, seven (7) days per week, during the Term in order to meet the MTTR objectives.

B.                                     Report detected Equipment failures and provide information requested by Company, its contractors, or Company’s designated point of contact, that is necessary or useful for Company to perform its obligations hereunder.

C.                                     Provide Company and its contractors with access to facilities, overhead and under floor cable ducts, Installation Sites and equipment as may be necessary or useful for Company to perform its obligations hereunder, including but not limited to the Equipment.

D.                                    Promptly endorse Customer’s name upon any Uniform Commercial Code filings reasonably necessary to protect Company’s, its contractor’s or assignee’s interest, if any, in Company Equipment, which shall not be unreasonably withheld or delayed.

E.                                      Obtain, as may be necessary, all permits, licenses, variances and other authorizations required by state and local jurisdictions for installation and operation of the Equipment.

F.                                      Provide adequate building, space, circuitry, and power in accordance with the standards established by Company for proper installation and operation of the Equipment.  Such standards are more fully described in the attached Equipment Schedule.

G.                                     Ensure that adequate back-up power to the Equipment exists in the event of a power failure, interruption or outage.

H.                                    Ensure that all of its electronic files are adequately duplicated and documented at all times.  Company and its contractors will not be responsible or liable for any   failure by Customer or any Subscriber to adequately duplicate or document files or for data or files lost during the course of performance of Maintenance Services hereunder.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

I.                                         Provide a well-lighted and safe working area that complies with all local safety standards and regulations for Company employees and contractors.

J.                                      Provide Company employees and contractors with proper security clearances as required.  If security passes are required for the Company employee or contractor or the equipment brought with such person, Customer or the applicable Subscriber must be available to provide all required badges, passes, etc. at the time the Company employee or contractor arrives at the site.

K.                                    Ensure that any failed unit of equipment that is to be exchanged pursuant to Section 2.1(d)(5) is free of any encumbrances at the time of replacement by Company.  Customer further agrees to remove all external attachments or objects from the unit of equipment to be replaced before the time of exchange.  Customer forfeits all rights to any such items not removed.

L.                                      Execute a Letter of Authorization sufficient to provide Company with control of acquisition and management of Customer’s LEC access facility for the purpose of enabling Company to perform its services under this Agreement.

3.                                      MANAGEMENT AND MONITORING.

3.1    Company will provide remote monitoring and management of the Nasdaq Corporate Network routers described in Annex A to Attachment 5-3 twenty our hours per day, seven days per week, 365 days per year.

•                  Respond to real time alerts in accordance with procedures established with Customer.

•                  Isolate cause of fault within the wide area network.

•                  Take corrective action to fix any circuit related issue, including the dispatch of third party vendors or service providers.

•                  Track and maintain ownership of circuit fault until resolution, and provide a technical point of contact.

•                  Provide technical escalation to support groups directly responsible for circuit fault correction.

•                  Confirm resolution of circuit fault trouble.

Note:  Modems are required at each Customer location for redundant access to the CPE for management purposes.  Company shall not be responsible for provisioning these modems.

4.                                      INSURANCE.

Beginning on the installation date thereof and continuing until the Company Equipment  is deinstalled by, or otherwise returned, to Company or Company’s designee, Customer  (x) relieves Company of responsibility for all risks of physical damage to or loss or destruction of the Company Equipment , except to the extent proximately caused by Company’s (or its independent/sub contractor’s or agent’s) negligence or willful tortious misconduct, and (y) shall, at its own expense, keep in effect property insurance policies covering the Company Equipment  for loss or damage (other than normal wear and tear) caused by individuals or entities other than Company, its agents or independent/sub  contractors in accordance with the requirements of this provision. The property insurance policy shall be for an amount not less than the replacement cost of the Company Equipment .  The property insurance requirements can be met under Customer’s blanket policies. Company, its successors and assigns and/or such other party as may be designated in writing, shall be named as loss payees on such policy(ies), which shall be written by an insurance company with a Best rating of A minus or higher and financial rating of VII or better.  Evidence of such insurance coverage shall be furnished to Company from time to time (but no more than once every 12 months) at Company’s request and upon any change in the insurance carrier or upon renewal.  Such policies shall provide that no less than ten (10) days’ written notice shall be given Company and any other party named as loss payee prior to cancellation of any such policies for any reason.

Company shall maintain Commercial Liability Insurance in accordance with Section 22 of the GSA with respect to its liability for physical damage to or loss or destruction of the Company Equipment  proximately caused by any of them. Customer, its successors and assigns and/or such other party as may be designated in writing, shall be named as additional insureds on such policy(ies), which shall be written by an insurance company with a Best rating of A minus or higher and financial rating of VII or better. Evidence of such insurance coverage shall be furnished to Customer from time to time (but no more than once every 12 months) at Customer’s request and upon any change in the insurance

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

carrier or upon renewal. Such policies shall provide that no less than ten (10) days’ written notice shall be given Customer and any other party named as additional insureds prior to cancellation of any such policies for any reason.

5.                                      CHARGES FOR NASDAQ CORPORATE NETWORK  EQUIPMENT.

Customer may not withhold payment of the invoiced amount based on abatement, reduction, set-off, defense, counterclaim or recoupment in connection with any past, present or future claim Customer may allege against Company for charges not covered under this Agreement or against the manufacturer of any Equipment or any other third party.  In the event Company does not receive full payment of amounts that are not the subject of a bona fide dispute on or before the date on which such payment is due, Company, in its sole discretion, may assess an additional charge against Customer with respect to that portion of the amount due that is attributable to the equipment and services provided under this Attachment (i.e., the non-regulated services component of the total monthly recurring charge) in the amount of ****or the maximum rate allowed under applicable law, whichever is less, on any unpaid amounts.

6.                                      MOVES.

Customer shall not move or remove any item of Equipment without Company’s prior written consent.  In any event, Customer must advise Company in writing of the new location of any Equipment that is to be moved from its original installation location.

7.                                      TITLE AND RISK OF LOSS.

Title to the Company Equipment  shall remain with Company.  Company shall bear the risk of loss or damage to the Equipment until delivery of the Equipment to the installation site; thereafter, Company shall bear no risk of loss or damage to the Equipment, unless such loss or damage is caused by Company’s negligence or intentional misconduct.  Customer shall bear risk of loss or damage to the Equipment located at Customer’s sites if such loss or damage is caused by Customer’s negligence or intentional misconduct, or an event covered by Customer insurance coverages described in Section 4 above (e.g., fire).   Customer (a) shall provide notice of loss or damage to the Equipment reasonably promptly after Customer receives notice of such loss or damage, and (b) shall not do anything inconsistent with Company’s interest, if any, in the Company Equipment .

8.                                      ORDER CHANGES.

If the Equipment needs to be changed to meet the requirements for interfacing with the Customer applications, Customer equipment, or systems, Customer agrees that it will  (i) cooperate with Company to make such required Equipment changes, (ii) amend the attached Equipment Schedule to reflect such changes, and (iii) pay to Company mutually agreed fees or charges that may be incurred.

9.                                      LIMITATION OF LIABILITY AND LIMITED WARRANTY.

A.           Company warrants that any cables and connectors between the Company Equipment  and any other equipment on Customer’s premises that are provided by Company will be in good working order for a period of ****after installation, except in the case of failure of such cables and connectors caused by Customer’s misuse or abuse.

B.             EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, ALL EQUIPMENT PROVIDED BY COMPANY IS PROVIDED “AS IS” WITHOUT WARRANTIES OF ANY KIND. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, COMPANY MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY EQUIPMENT, MAINTENANCE SERVICE OR RELATED PRODUCT OR DOCUMENTATION.  COMPANY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT OF THIRD-PARTY RIGHTS.  NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, COMPANY SHALL NOT BE LIABLE FOR ANY DAMAGES ARISING FROM OR RELATED TO ALLEGED VIOLATIONS OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS WITH RESPECT TO ANY EQUIPMENT EXCEPT TO THE EXTENT PROXIMATELY CAUSED BY THE ACTS OR OMISSIONS OF COMPANY OR ITS INDEPENDENT/SUB CONTRACTORS OR AGENTS.  NOTWITHSTANDING THE FOREGOING,

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

NOTHING IN THIS AGREEMENT IS INTENDED TO LIMIT OR DIMINISH THE WARRANTIES AND SUBLICENSES, IF ANY OF THE EQUIPMENT MANUFACTURER, WHICH PASS THROUGH COMPANY AND INURE TO THE BENEFIT OF CUSTOMER AND USERS.

10.                               TERMINATION.

A.           Upon termination of this Agreement, Company shall have the right to exercise one or more of the following remedies set forth below, in addition to any other remedies Company may exercise, in law or equity.  Company may:

(1)                                recover all amounts due and unpaid, and

(2)                                repossess any Company Equipment.

B.             Customer, at its sole expense, shall be responsible for removing all Customer Equipment from Company’s terminal and depot locations as soon as reasonably practical after termination of this Agreement.

C.             Within thirty (30) days after the expiration or termination of the Agreement, Company shall remove the Company Equipment.  Company Equipment  shall be in good condition and repair, reasonable and proper depreciation excepted.  Customer shall be liable for any loss or damage to the Company Equipment  resulting from theft, disappearance, fire or any other cause unless such loss or damage was proximately caused by the acts or omissions of Company or its independent/sub contractors, representatives or agents.  For each item of Company Equipment  not recoverable by Company through no fault of its own, within the thirty (30) day period, Customer shall be deemed to have purchased such Company Equipment  and shall pay Company the replacement cost, plus any additional costs incurred by Company in replacing the Company Equipment .

11.                               EXPORT AND LEGAL COMPLIANCE .

Customer acknowledges that certain equipment, software and technical data which may be provided hereunder may be subject to export and re-export controls under the U.S. Export Administration Regulations and/or similar regulations of the U.S. or any other country.  Customer shall not export or re-export any such equipment, software, technical data or any direct product thereof in violation of any such laws.  Customer shall comply with all laws and regulations, including but not limited to import and custom laws and regulations.

12.                               ORGANIZATION CHANGES.

Each party shall use reasonable efforts to provide the other party with written notice of any change to the party’s (and  in the case of Customer, any Subscriber’s) name, identity or fundamental structure within thirty (30) days after such change.

13.                               RIGHT OF REFUSAL.

Each party reserves the right to refuse to install or maintain any equipment, if in that party’s sole discretion, installation of such equipment could cause harm to the Nasdaq Corporate Network or if the equipment that the other party desires Company to maintain is considered by Company or Customer to be non-standard equipment.  If Company refuses to install or maintain any equipment, then the exclusive right granted to Company to maintain the equipment shall not apply to the equipment giving rise to such refusal.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ANNEX A TO

ATTACHMENT 5-3

EQUIPMENT SCHEDULE FOR NASDAQ CORPORATE  NETWORK

I.   Company Equipment

Quantity	Make/Model	Location	Serial Numbers

****	****	Rockville, MD	[To Be Determined]

****	****	Trumbull, CT

II.  Customer Equipment

Quantity	Make/Model	Location	Serial Numbers

****	****	Rockville, MD	[To Be Determined]
****	****

****	****	Trumbull, CT

****	****	OLP Broadway, NY, NY
****	****	4 Times Square, NY, NY

****	****	Blackwell Bldg, Rockville, MD

****	****	K Street, Washington DC

****	****	Sand Hill Rd., Menlo Park, CA

****	****	55 Monroe St., Chicago, IL

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE SIX

Usage Associated With Facilities Construction

Customer desires that Company construct, configure or install necessary equipment and/or facilities from   Company’s network to Customer’s premises (“Facilities”) to provide Services under this Schedule Six (“Services” for purposes of this Schedule) to certain site(s) operated by Customer as set forth in Attachment 6-1 (the “Location(s)”).    Company requires Customer’s commitment to generate a certain minimum amount of usage at the Location(s)  in order to justify the capital expenditure necessary to construct, configure or install the Facilities.

1.   SERVICE TERMS AND CONDITIONS: The term of this Schedule shall begin on the First Amendment Effective Date and shall continue until expiration of the last of the Location Term commitments as defined in Attachment 6-1 (the “Schedule Term”).

2.  FACILITIES:  Customer understands and agrees that the Facilities are and shall remain the sole property of   Company and nothing herein shall be construed to convey to Customer any rights or privileges to the Facilities either directly or indirectly through Customer’s commitment.  Customer shall conduct its business relative to these Facilities consistent with Company’s sole ownership of these Facilities.  Customer understands and agrees that construction of the Facilities is dependent upon (i) obtaining all necessary rights, permits, licenses, easements, and rights of way at the Locations, including adequate space, power and environmental clearances; and (ii) securing the right for Company to install, operate and maintain its equipment at the Location(s).  Customer may be requested to sign a collocation agreement with Company for each Location in a form and substance satisfactory to Customer and   Company.

3.  LOCATION SPECIFIC SUBMINIMUMS:

a.  At each Location, in addition to any volume commitments set forth in the Agreement, commencing on the Location Term, Customer guarantees the minimum Usage Charges (for each Location, a “Location Subminimum”) and the Location Term commitments for the Services as set forth in Attachment 6-1.  For purposes hereof, the Location Term for each location shall commence on the date on which the Location is “Lit” and ready to utilize the Services.  A “Lit” building is defined as a facility where Company fiber is demarcated.  If the Term of the Agreement expires before the expiration of the Location Term commitments set forth for all Location(s) under this Schedule, the terms and conditions of the Agreement (including applicable rates and charges for Services at each Location) shall continue to control and apply to this Schedule until the end of the Schedule Term.

b.  Company does not guarantee that any specific Location build-out will be completed, or will be completed within a certain time period.  Company reserves the right to: (i) delay or discontinue the build-out of any Location, (ii) decline to provide Service in one or more Locations and (iii) terminate Customer’s use of Service at one or more Locations. The exercise of any such right shall be in Company’s sole discretion and without liability to Customer. In such event, and as Customer’s sole remedy, Customer’s Location Subminimum for such Location will not apply, and Customer will not be responsible for the Location Subminimum underutilization charges for such Location until the first full Monthly Period following the completion of the build-out.

c. If, in any Monthly Period, Customer’s Usage Charges for Services at a Location are less than the applicable Location Subminimum, then Customer will pay an underutilization charge equal to the difference between the Location Subminimum and Customer’s Usage Charges at the Location during such Monthly Period. Customer agrees that these charges are reasonable.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Attachment 6-1

Locations and Location Subminimums

Location	Location Subminimum	Location Term

1500 Broadway
New York, New York

The Parties agree that the Broadway Location subminimum as detailed by the [First Amendment?] shall be discontinued and Customer shall have no further financial obligation for that subminimum upon MCI’s receipt of a **** payment from Customer.  Customer shall make this payment in accordance with the Payment of Invoices subsection 8.1 of the Agreement

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE SEVEN

EQUIPMENT AND RELATED SERVICES

Company’s provision of domestic customer premise equipment and related maintenance, monitoring and management services ordered by Customer as set forth in Attachment 7-1 shall be subject to the terms and conditions set forth in this Schedule Seven as supplemented by the Master Terms and Conditions set forth in the GSA.

1.                                      PROVISIONING OF CPE.

1.1                                 Company agrees to provide to Customer the items of customer premises equipment  (including related cables and connectors)Attachment 7-1  (collectively and individually, the “Equipment”). This Equipment is associated with Company telecommunications services provided to Customer.    Equipment will be new unless it can be provided from existing Company inventory that meets the specifications and standards  set forth in the Equipment Schedules.

1.2                                 The Equipment Schedules shall be amended to include any additional Equipment added hereto by written agreement of both parties.

2.                                      MAINTENANCE.

2.1 Company’s Responsibilities:

A.                                   Subject to the terms of this Agreement, Company agrees to install and maintain the Equipment. Company has the exclusive right to maintain such Equipment.

B.                                     Company shall install the Equipment at each location(s) as may be set forth in the Equipment Schedules or separately agreed to by the parties and, as agreed by the parties in writing, any additional sites designated for additional items of Equipment (collectively, the “Installation Sites”).

C.                                     Company shall provide, on a commercially reasonable basis, maintenance service, as more fully described in Section 2.1.D (“Maintenance Service”), on the Equipment.  In performing its maintenance obligation, Company may, in its discretion, seek and obtain the assistance of contractors or the vendors or manufacturers of the Equipment maintained hereunder for which Company shall be responsible.

D.                                    Maintenance Service, as defined herein, includes the following:

(1)                                  Use commercially reasonable efforts to isolate any problems with the Equipment and to restore service within the Equipment Mean Time To Repair (as defined below) following receipt of Customer’s notification that the Equipment is inoperative.

(2)                                  Investigate trouble reports initiated by Customer and repair or replace, at Company’s sole discretion, any of the Equipment which fails to meet the manufacturer’s published operating specifications for the Equipment during the term of this Agreement.

(3)                                  Perform work in a good and workmanlike manner.

(4)                                  Provide interconnecting cables from the Company/Local Exchange Carrier (“LEC”) demarcation line to the Equipment, interconnecting cables among the Equipment, and interconnecting cables from the Equipment to the Company/Customer demarcation line; provided, however, that Company shall not be required to provide cables through Customer “in-house” wiring conveyances unless Customer further agrees in writing to

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

pay Company, in accordance with an Company provided quote, an additional installation fee for such services.

3.                                      If Company, in its sole discretion, determines that a unit of Equipment owned by Company  needs to be replaced, such Equipment will be replaced with equipment of like kind and functionality from a manufacturer of Company’s choice at the time of replacement (“Exchange Unit”).  The Exchange Unit may not be new but will be in good working order and of like kind and functionality.  The replaced unit will be returned to Company’s inventory at Company’s expense.

Should the Equipment be owned by Customer and the parties mutually agree in writing that the Equipment needs to be replaced then Customer will obtain replacement of such Equipment, unless otherwise agreed by Company and Customer.  With respect to Equipment owned by Company only, the replaced unit will be returned to Company’s inventory at Company’s expense.  If Customer requests that Company maintain any Equipment that is not ordinarily supported by Company, Customer will be responsible for upgrading the subject Equipment to satisfy   Company specifications and for any upgrade or other fees charged by the manufacturer or supplier of the Equipment, all as will be agreed by the parties in writing in advance.   Company will advise Customer of such specifications.

Company will maintain a standard Cisco router IOS version for any Cisco routers provided under this Schedule upon deployment.  As part of the ongoing maintenance, Company will work with Customer  on deploying new IOS versions as needed for new applications, patches and bug fixes.  Company will also maintain the associated software licensing as it relates to Company-owned equipment deployed under this Schedule.

4.                                       Maintenance Service shall not include or apply to the following:

A. Electrical work external to the Equipment  or otherwise considered “in-house wiring”.

B. Repair or replacement of failed Equipment caused by factors outside of Equipment , such as fire, accident, misuse, vandalism, water, lightning, or failure of its installation site to conform with Company’s specifications (except where such event is due to  Company’s negligent acts or omissions).

C. Use of the Equipment for other than the intended purpose.

D. Repair of damage caused by the maintenance or repairs performed by a person other than an Company employee or person authorized by Company.

E. Supplies, accessories, painting, or refurbishing of the Equipment.

F. Relocation, additions, or removal of Equipment, parts, or addition or removal of features not furnished by Company or use of Equipment with other equipment that fails to conform to Company’s specifications.

G. Cables and connectors between the Equipment and any other equipment on Customer’s or Subscriber’s premises after the expiration of the limited cable and connector warranty set forth in the Section hereof entitled “Limitation of Liability and Limited Warranty”.

H. Power or back-up power to or from the Equipment.

5.                                       Company’s Equipment Mean Time To Repair (“MTTR”) is defined as the average time elapsed from the time Company detects or is notified of a failure of Equipment or other degradation in performance of the Equipment covered by this Agreement until such time as the Equipment’s performance is restored to its prior functionality by replacing (either temporarily or permanently) or repairing the failed Equipment.

For failures occurring at locations which are within a **** radius of an Company authorized service center in the United States, the MTTR objective shall be within **** after the first to occur of Company’s receipt of notice or its detection, ****.  For failures at all other locations in the****, the MTTR objective shall be within ****after the first to occur of Company’s receipt of notice or its detection, ****.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

For any calendar month in which Company fails to meet the MTTR, Company shall issue to Customer a credit equal to ****of the affected Equipment’s recurring charge specified in the applicable Attachment to this Schedule Seven for each day (or portion thereof) on which the failure existed.  In no event, however, shall the amount of this credit in any month exceed ****of the total monthly recurring charge for such affected Equipment incurred under Schedule Seven for such month.

The foregoing credits shall not apply with respect to: (a) Equipment failures caused by Customer or third parties not under the direction or control of Company, (b) Equipment performance degradation of ****as compared to normal operating performance, (c) scheduled maintenance, and (d) failures caused by force majeure events generally affecting Customer’s site.  The foregoing credits shall be Customer’s sole and exclusive remedy with respect to Company’s failure to meet the MTTR.

6.                                       Customer’s Responsibilities.  The following are requirements and responsibilities of Customer:

A.                Provide Company with immediate access to the Equipment twenty-four (24) hours per day, seven (7) days per week, during the Term in order to meet the MTTR objectives.

B.                  Report detected Equipment failures and provide information requested by Company, its contractors, or Company’s designated point of contact, that is necessary or useful for Company to perform its obligations hereunder.

C.                  Provide Company and its contractors with access to facilities, overhead and under floor cable ducts, Installation Sites and equipment as may be necessary or useful for Company to perform its obligations hereunder, including but not limited to the Equipment.

D.                 Promptly endorse Customer’s name upon any Uniform Commercial Code filings reasonably necessary to protect Company’s, its contractor’s or assignee’s interest, if any, in the Equipment, which shall not be unreasonably withheld or delayed.

E.                   Obtain, as may be necessary, all permits, licenses, variances and other authorizations required by state and local jurisdictions for installation and operation of the Equipment.

F.                   Provide adequate building, space, circuitry, and power in accordance with the standards established by Company for proper installation and operation of the Equipment.  Such standards are more fully described in the attached Equipment Schedules.

G.                  Ensure that adequate back-up power to the Equipment exists in the event of a power failure, interruption or outage.

H.                 Ensure that all of its electronic files are adequately duplicated and documented at all times.  Company and its contractors will not be responsible or liable for any   failure by Customer or any Subscriber to adequately duplicate or document files or for data or files lost during the course of performance of Maintenance Services hereunder.

7.                                       Provide a well-lighted and safe working area that complies with all local safety standards and regulations for Company employees and contractors.

A. Provide Company employees and contractors with proper security clearances as required.  If security passes are required for the Company employee or contractor or the equipment brought with such person, Customer or the applicable Subscriber must be available to provide all required badges, passes, etc. at the time the Company employee or contractor arrives at the site.

B. Ensure that any failed unit of equipment that is to be exchanged pursuant to Section 3 is free of any encumbrances at the time of replacement by Company.  Customer further agrees to remove all external

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

attachments or objects from the unit of equipment to be replaced before the time of exchange.  Customer forfeits all rights to any such items not removed.

C. Execute a Letter of Authorization sufficient to provide Company with control of acquisition and management of Customer’s LEC access facility for the purpose of enabling Company to perform its services under this Agreement.

8.                                      MANAGEMENT AND MONITORING.   The following management and monitoring services will be provided for CPE provisioned under this Schedule only if indicated on the applicable Attachment to this Schedule Seven for such CPE.

Company will provide remote monitoring and management of the CPE 24 hours per day, seven days per week, 365 days per year.

•                  Respond to real time alerts in accordance with procedures established with Customer.

•                  Isolate cause of fault within the wide area network.

•                  Take corrective action to fix any circuit related issue, including the dispatch of third party vendors or service providers.

•                  Track and maintain ownership of circuit fault until resolution, and provide a technical point of contact.

•                  Provide technical escalation to support groups directly responsible for circuit fault correction.

•                  Confirm resolution of circuit fault trouble.

Note:  Modems are required at each Customer location for redundant access to the CPE for management purposes.  Company shall not be responsible for provisioning these modems.

9.                                      INSURANCE.

Beginning on the installation date thereof and continuing until the Equipment is deinstalled by, or otherwise returned, to Company or Company’s designee, Customer  (x) relieves Company of responsibility for all risks of physical damage to or loss or destruction of the Equipment, except to the extent proximately caused by Company’s (or its independent/sub contractor’s or agent’s) negligence or willful tortuous misconduct, and (y) shall, at its own expense, keep in effect property insurance policies covering the Equipment for loss or damage (other than normal wear and tear) caused by individuals or entities other than Company, its agents or independent/sub contractors in accordance with the requirements of this provision. The property insurance policy shall be for an amount not less than the replacement cost of the Equipment.  The property insurance requirements can be met under Customer’s blanket policies. Company, its successors and assigns and/or such other party as may be designated in writing, shall be named as loss payees on such policy(ies), which shall be written by an insurance company with a Best rating of A minus or higher and financial rating of VII or better.  Evidence of such insurance coverage shall be furnished to Company from time to time (but no more than once every 12 months) at Company’s request and upon any change in the insurance carrier or upon renewal.  Such policies shall provide that no less than ten (10) days’ written notice shall be given Company and any other party named as loss payee prior to cancellation of any such policies for any reason.

Company shall maintain Commercial Liability Insurance in accordance with Section 22 of the GSA with respect to its liability for physical damage to or loss or destruction of the Equipment proximately caused by any of them. Customer, its successors and assigns and/or such other party as may be designated in writing, shall be named as additional insureds on such policy(ies), which shall be written by an insurance company with a Best rating of A minus or higher and financial rating of VII or better. Evidence of such insurance coverage shall be furnished to Customer from time to time (but no more than once every 12 months) at Customer’s request and upon any change in the insurance carrier or upon renewal. Such policies shall provide that no less than ten (10) days’ written notice shall be given Customer and any other party named as additional insureds prior to cancellation of any such policies for any reason.

10.                               CHARGES FOR EQUIPMENT.

The rates and charges for the Equipment are set forth in the applicable Attachment to this Schedule Seven.  Customer may not withhold payment of the invoiced amount based on abatement, reduction, set-off, defense, counterclaim or

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

recoupment in connection with any past, present or future claim Customer may allege against Company for charges not covered under this Agreement or against the manufacturer of any Equipment or any other third party.  In the event Company does not receive full payment of amounts that are not the subject of a bona fide dispute on or before the date on which such payment is due, Company, in its sole discretion, may assess an additional charge against Customer with respect to that portion of the amount due that is attributable to the equipment and services provided under this Schedule in the amount of ****or the maximum rate allowed under applicable law, whichever is less, on any unpaid amounts.

11.                               MOVES.

Customer shall not move or remove any item of Equipment without Company’s prior written consent.  In any event, Customer must advise Company in writing of the new location of any Equipment that is to be moved from its original installation location.

12.                               TITLE AND RISK OF LOSS.

Title to the Equipment shall remain with Company.  Company shall bear the risk of loss or damage to the Equipment until delivery of the Equipment to the installation site; thereafter, Company shall bear no risk of loss or damage to the Equipment, unless such loss or damage is caused by Company’s negligence or intentional misconduct.  Customer shall bear risk of loss or damage to the Equipment located at Customer’s sites if such loss or damage is caused by Customer’s negligence or intentional misconduct, or an event covered by Customer insurance coverages described in Section 4 above (e.g., fire).   Customer (a) shall provide Company notice of loss or damage to the Equipment reasonably promptly after Customer receives notice of such loss or damage, and (b) shall not do anything inconsistent with Company’s interest, if any, in the Equipment.

13.                               ORDER CHANGES.

If the Equipment needs to be changed to meet the requirements for interfacing with the Customer applications, Customer equipment, or systems, Customer agrees that it will  (i) cooperate with Company to make such required Equipment changes, (ii) amend the applicable Equipment Schedule(s) to reflect such changes, and (iii) pay to Company mutually agreed fees or charges that may be incurred.

14.                               LIMITATION OF LIABILITY AND LIMITED WARRANTY.

A.           Company warrants that any cables and connectors between the Equipment and any other equipment on Customer’s premises that are provided by Company will be in good working order for a period of thirty (30) days after installation, except in the case of failure of such cables and connectors caused by Customer’s misuse or abuse.

B.             EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, ALL EQUIPMENT PROVIDED BY COMPANY IS PROVIDED “AS IS” WITHOUT WARRANTIES OF ANY KIND. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, COMPANY MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY EQUIPMENT, MAINTENANCE SERVICE OR RELATED PRODUCT OR DOCUMENTATION.  COMPANY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT OF THIRD-PARTY RIGHTS.  NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, COMPANY SHALL NOT BE LIABLE FOR ANY DAMAGES ARISING FROM OR RELATED TO ALLEGED VIOLATIONS OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS WITH RESPECT TO ANY EQUIPMENT EXCEPT TO THE EXTENT PROXIMATELY CAUSED BY THE ACTS OR OMISSIONS OF COMPANY OR ITS INDEPENDENT/SUB CONTRACTORS OR AGENTS (OTHER THAN ANY EQUIPMENT MANUFACTURER).  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS AGREEMENT IS INTENDED TO LIMIT OR DIMINISH THE WARRANTIES AND SUBLICENSES, IF ANY OF THE EQUIPMENT MANUFACTURER, WHICH PASS THROUGH COMPANY AND INURE TO THE BENEFIT OF CUSTOMER AND USERS.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

15.                               TERMINATION.

A.           Upon termination of this Agreement, Company shall have the right to exercise one or more of the following remedies set forth below, in addition to any other remedies Company may exercise, in law or equity.  Company may:

(1)                                  recover all amounts due and unpaid, and

(2)                                  repossess any Equipment owned by Company.

B.             Customer, at its sole expense, shall be responsible for removing all Customer-owned Equipment from Company’s terminal and depot locations as soon as reasonably practical after termination of this Agreement.

C.             Within thirty (30) days after the expiration or termination of the Agreement, Company shall remove the Equipment owned by Company.  Equipment shall be in good condition and repair, reasonable and proper depreciation excepted.  Customer shall be liable for any loss or damage to the Equipment resulting from theft, disappearance, fire or any other cause unless such loss or damage was proximately caused by the acts or omissions of Company or its independent/sub contractors, representatives or agents.  For each item of Equipment not recoverable by Company through no fault of its own, within the thirty (30) day period, Customer shall be deemed to have purchased such Equipment and shall pay Company the replacement cost, plus any additional costs incurred by Company in replacing the Equipment.

16.                               EXPORT AND LEGAL COMPLIANCE .

Customer acknowledges that certain equipment, software and technical data which may be provided hereunder may be subject to export and re-export controls under the U.S. Export Administration Regulations and/or similar regulations of the U.S. or any other country.  Customer shall not export or re-export any such equipment, software, technical data or any direct product thereof in violation of any such laws.  Customer shall comply with all laws and regulations, including but not limited to import and custom laws and regulations.

17.                               ORGANIZATION CHANGES.

Each party shall use reasonable efforts to provide the other party with written notice of any change to the party’s (and  in the case of Customer, any Subscriber’s) name, identity or fundamental structure within  thirty (30) days after such change.

18.                               RIGHT OF REFUSAL.

Each party reserves the right to refuse to install or maintain any equipment, if in that party’s sole discretion, installation of such equipment could cause harm to Customer’s network or if the equipment that the other party desires Company to maintain is considered by Company or Customer to be non-standard equipment.  If Company refuses to install or maintain any equipment, then the exclusive right granted to Company to maintain the equipment shall not apply to the equipment giving rise to such refusal.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 7-1

EQUIPMENT SCHEDULE

Project/Network:  Times Square Managed Connection.

Minimum Term of Service:  The term of this Attachment 7-1 shall coterminous with the Schedule Eight Term described in Section 2.2 of Schedule Eight.  If the Term of the Agreement expires before the expiration of the Schedule 8 Term, the terms and conditions of the Agreement shall continue to control and apply to this Attachment 7-1 until the end of the Schedule 8 Term.  No additional Equipment may be ordered pursuant to this Attachment except pursuant to a written amendment hereto executed by the parties.

Monthly Recurring Charge:  Charges for the Equipment described in this Attachment are included in the monthly recurring charge set forth in Section 3 of Schedule Eight.

Non-Recurring/Installation Charges:  ****

Management and Monitoring.  The services described in Section 3 of Schedule Seven apply to the Equipment described in this Attachment 7-1.

Ownership: As between Company and Customer, Company shall retain title to all Equipment provisioned by Company at Customer sites  under this Attachment 7-1.

Equipment Descriptions:

Quantity	Make/Model	Location	Serial Numbers

****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE EIGHT

TIMES SQUARE MANAGED CONNECTION
SCOPE AND SPECIAL TERMS

(A Fully Managed Network Solution)

1.   Scope of  Services.  Company will provide to Customer managed dedicated leased line connectivity   (hereafter referred to as the “Times Square Managed Connection”), including access circuits, Company dedicated leased line service,  related equipment and associated network management services all as further described in this Schedule. The Company dedicated leased line service (service option 2) and dedicated access services are provided subject to the additional terms and conditions set forth in the GSA and Schedule Three.   The customer premise equipment for the Times Square Managed Connection is provided subject to the additional terms and conditions set forth in Schedule Seven (Equipment and Related Services) and Attachment 7-2 attached hereto.   All of the aforementioned provisions are intended to supplement each other to the greatest extent possible, however, in the event of a conflict between the terms of Schedule Eight and any of the aforementioned provisions with respect to the Times Square Managed Connection, this Schedule Eight shall govern.

Implementation;  Schedule Eight Term.

Company shall implement the Times Square Managed Connection pursuant to a mutually agreeable implementation schedule to be agreed by the parties in writing.  The configuration of the network facilities provisioned by Company will be as  follows:

(a)                                  ****

(b)                                 ****

As between Company and Customer, Company shall retain title to all customer premise equipment provisioned by Company at Customer sites for the Times Square Managed Connection.

2                                          The term of this Schedule shall begin on the Second Amendment Effective Date and shall continue for a minimum of twelve (12) Monthly Periods  (the “Schedule Eight Term”).   At the end of the initial Schedule Eight Term, the Schedule Eight Term shall automatically continue month to month  unless either party has provided the other party with written notice of termination at least sixty (60) days prior to the end of the Schedule Eight Term (including any renewal period) subject to (i) Customer paying for Cisco SmartNet maintenance for a full twelve months (12) month term in advance for any term beyond the Schedule Eight Term, (ii) the subminimum commitment in section 3.1 of this Schedule 8 will be pro-rated for each month of the month to month extension or any partial months, and (iii) the month to month extension shall not extent beyond the Term of the Agreement . If the Agreement is terminated before the expiration of the Schedule Eight Term, then the terms and conditions of this Schedule Eight, and the remainder of the Agreement as it relates to this Schedule, shall continue to apply until the end of the Schedule Eight Term.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

3.                                       Rates and Charges.

3.1  Summary of Total Rates and Charges.   The Base Rates applicable to Customer for The Times Square Managed Connection are summarized below.  The Base Rates are effective no later than the Third Amendment Effective Date and are fixed for the Term.

Monthly
Connected Sites	Recurring Charge*	Non-Recurring Installation
****	****	****

*Includes all circuits described in Section 2.1 and equipment and related network maangement described in Attachment 7-2 to Schedule Seven.

Cisco Smartnet Maintenance:  **** non-recurring charge payable in advance (For **** months / **** routers).   This non-recurring charge will also be payable by Customer in the first Monthly Period after the Second Amendment Effective Date, and in the first Monthly Period upon each **** renewal (i.e.****.).

3.2  Regulated Interstate Services Component. The monthly recurring charge set forth in Section 3.1 above is  inclusive of **** attributable to interstate Regulated Services.  The charges described in this Section 3.2 constitute a “Specialized Customer Arrangement” or “SCA” as defined in   the Guide.  Capitalized terms not otherwise defined in this Agreement shall have the definition given to them in the Tariff.

3.3   Subminimum.  During the Schedule Eight Term and in each renewal thereof, Customer must incur no less than **** in recurring charges under this Schedule Eight (“Times Square Subminimum”).  For each renewal period, Customer shall pay an amount equal to a pro-rata portion of the Times Square Subminimum (****of the Times Square Subminimum for each Monthly Period). If  Customer fails to satisfy the Times Square Subminimum during the Schedule Eight Term or any renewal thereof, Customer shall pay Company an amount equal to the difference between the Times Square Subminimum and Customer’s actual monthly recurring charges paid during the applicable period under this Schedule Eight.

4.                                    Orders For Service.  Orders for installation, changes or disconnects shall be provided to Company by Customer.

 5.                                    Installation. The term “Installation” shall mean the carrying out and completion of all work (including, but not limited to, procurement of any piece of hardware or software used by Company to provide Service as contemplated under this Agreement [each, a “Component”], site surveys, scheduling, physical and logical connection of all Components to the Service to ensure that Customer’s locations and each Subscriber’s locations are fully integrated into the Times Square Managed Connection, testing, and correction of any problems which cause the Service not to operate in accordance with Company’s standard specifications) at a location at which the Service is contemplated to be provided under this Agreement.  The parties will agree on an Installation schedule which is subject to change by mutual agreement of the parties. After completion of work associated with an Installation, Company shall ensure that the exterior of Components and the surrounding areas are clean and that all discarded parts, supplies and other waste is removed from the premises.

6.   Installation Acceptance.  Customer will have a period of ****after Installation notification hereunder in which to notify Company of service troubles.  Failure to notify Company of service troubles within ****after Installation notification constitutes acceptance of the circuit(s) from the first day of notification.  Company will use commercially reasonable efforts to rectify service troubles promptly.  Charges will not apply pending

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

repair of service troubles associated with Installation. Troubles on such circuits must be reported on a circuit specific basis to Company support center.

7.                                       Customer’s Termination Liability.   If (a) Customer terminates either the Times Square Managed Connection, or this Agreement, prior to the end of the Schedule Eight Term other than due to an uncured breach by Company of a material term hereunder, a final order by the SEC that requires Customer to permanently discontinue the Times Square Managed Connection, or other than as Customer is expressly permitted herein to terminate without liability, or (b) Company terminates this Agreement early as permitted under Section 12 Customer will pay, in addition to all accrued but unpaid charges and liabilities incurred through the date of such termination:  (i) any and all credits received by Customer hereunder for the Times Square Managed Connection (except service interruption credits, if any), in full, without setoff or deduction; plus (ii) an amount equal to the product of (a) the total monthly recurring charge for the Times Square Managed Connection incurred by Customer in the month preceding the month of termination,  multiplied by (b) the number of unsatisfied months (prorated for partial months) remaining in the Schedule Eight Term on the date of termination; plus (iii) the aggregate termination charges payable to any  non-U.S. third party suppliers, if any, for which Company is or becomes contractually liable to the extent directly resulting from such termination.  Upon written request of Customer, Company will use its reasonable efforts to identify in advance any such termination charges payable to third party suppliers.

8.                                       Design Changes. Subject to Customer’s satisfaction of the Times Square Subminimum, during the Term Customer may modify the Times Square Managed Connection design and replace existing Services with new or existing Services generally offered by Company.  Any such modification  would be reflected in a mutually acceptable amendment to this Agreement.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE NINE
SERVICE DELIVERY PLATFORM (“SDP”)/ APPLICATION PROGRAM INTERFACE (“API”)

1. Agreement. The EWN II Agreement, dated November 19, 1997 and executed by the Customer and MCI shall remain in full force and effect until its expiry on May 31, 2004.  As of June 1, 2004, MCI will provision the SDP-API services (formerly known as EWN services) to the Customer and Subscribers under the terms, conditions and rates as detailed below (“Schedule Nine Services”).  As between Customer and MCI, the parties agree that MCI does not have a contractual relationship with the Subscribers for Schedule Nine Services.

2. Term.  The term of this Schedule Nine is from June 1, 2004 to December 31, 2005 (“Schedule Nine Term”).

3. Contribution.  Notwithstanding anything otherwise set forth in the Agreement, invoiced amounts to Customer for the Schedule Nine Services shall contribute to Customer’s Extranet Minimum as set out in Section 5of the Agreement.

4. Exclusivity. Customer agrees that MCI shall be the only provider of the Schedule Nine Services (except for those Subscribers linking to Customer by the Internet) until December 31, 2005.

5. Billing. MCI will bill Customer directly for the Schedule Nine Services.  Schedule Nine Services are Enhanced Services.

6. DEFINED TERMS

6.1 A Component is a piece of hardware or a piece of software used by MCI to provide Services under this Agreement. Components include Separable Components as defined below .

6.2 A Separable Component shall mean a Component that may reasonably be separated from the Components without adversely affecting MCI’s ability to operate in the ordinary course of its business and which MCI has procured by purchase, license or lease specifically for the provisioning of the Services.  For the purpose of clarity, Separable Components shall include the items of equipment MCI has procured (by lease, purchase or license) and placed on the premises of Customer, the Corporations, the Subscribers or other authorized users of the Services and such similar items as MCI shall have specifically placed in service on MCI premises in order to provide the Services and Separable Components shall not include MCI’s basic service network, such as fiber optic transmission lines and associated equipment and facilities and MCI’s network management centers and associated equipment and facilities.

6.3 The Corporations means The Nasdaq Stock Market, Inc. and/or its Affiliates

6.4 MFX is MCI’s Financial Extranet

6.5 Subscriber means any entity (other than the Corporations) authorized by the Corporations to receive information via the Service from the Corporations, or an entity (other than the Corporations) authorized by the Corporations to connect to the MFX .

6.6 Installation shall mean the carrying out and completion of all work (including procurement of Components, site surveys, scheduling, physical and logical connection of all Components to the MFX to ensure that the router/switch is fully integrated into the Service (to meet specifications), testing, correction

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

of any problems which cause the router/switch not to meet specifications) required to meet the specifications in connection with a site at which the Service is to be provided under this Agreement

7 Equipment Insurance.  MCI shall maintain replacement value insurance for   Components  located on the Corporation’s and Subscriber premises.  Notwithstanding the foregoing, the Corporations and Subscribers shall be liable for replacement value of any such Components at their respective locations to the extent of loss caused by them; or damage by negligence, abuse or misuse, vandalism caused by them; failure to provide the same electrical or other operating environment as at installation, or unauthorized alterations or attachments in violation of MCI prior provided specifications for  said Components.  MCI may self insure as necessary to comply with the terms of this subsection.

 Customer to use commercially reasonable efforts to inform MCI of disconnects as soon as reasonably practicable.  In the event Customer fails to inform MCI of a disconnect after **** from Customer receipt of such disconnect notice from the Subscriber, the Customer shall be responsible for replacement costs incurred by MCI if MCI is unable to retrieve its equipment.

8. Encumbrances.

8.1. Customer shall keep the Components free and clear of all liens and encumbrances created by or through Customer or the Corporations and shall otherwise reasonably cooperate to defend the interest of MCI in the Components and to maintain the status of the Components as equipment or personal property and not as attachments to real property.  Customer will promptly discharge any lien created by or through Customer or the Corporations on the Components, or otherwise cause the removal of such lien before foreclosure, but in any event within 45 days of actual knowledge by Nasdaq of the lien.  In the event a lien created by or through Customer or the Corporations is imposed on the Components that may have an adverse effect on a proposed MCI action, then it must be removed in time to avoid such adverse affect.  If requested by MCI, Customer will, at Customer’s expense, furnish a waiver of any interest in the Components from any party having an interest in the real estate or building owned, leased, or used by Customer in which the Components are located.  Customer shall permit and shall cause the Corporations to permit MCI reasonable access to inspect said Components (located on their respective premises) during normal business hours.  Customer shall reasonably assist, at the request of MCI, in attempting to arrange reasonable access to a Subscriber premises to permit MCI to inspect said Components during normal business hours.  :  In the event that there is a failure or threatened failure of Customer or the Corporations to perform its or their obligations under this Section, then MCI shall be entitled to discharge or otherwise cause the removal of such encumbrance or lien and shall be entitled to reimbursement by Customer (i) for the amount discharged or removed with interest on said amount at the prime rate per annum, as published in the Wall Street Journal (or as otherwise agreed between the parties) and compounded daily on the past due amount from the time of discharge or other removal until such reimbursement is made to MCI and (ii) for any other amounts reasonably expended in so discharging or other removing.

8.2. Customer agrees to execute and deliver, upon demand, any documents necessary, in MCI’s reasonable opinion, to evidence MCI’s interest in the Separable Components.  In addition, Customer appoints MCI as its attorney-in-fact for the sole purpose of executing and delivering any UCC financing statements required to protect and perfect any such interest.

8.3.  Customer agrees to provide a notice to the Subscribers of a mutually agreeable text provided by MCI informing the Subscribers that they shall keep the Components free and clear of all liens, and of the possibility of reasonable inspection as provided under this Agreement.  Customer shall indemnify MCI for any costs, damages, expenses (including reasonable attorneys fees), incurred by MCI to discharge any liens created by or through Customer, the Corporations or Subscribers, and to defend title to the .

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

8.4                                 In order to assure that Customer shall have quiet enjoyment of the Services, MCI shall take all actions necessary or appropriate to prevent any third party from taking any action under any lien or other encumbrance created by, through, or because of MCI that threatens in any material respect to inhibit MCI’s ability to perform hereunder (a “Third Party Action”), including but not limited to discharging or otherwise causing the removal of any such lien or encumbrance. MCI shall provide Customer prompt Notice of any actual or threatened Third Party Action of which MCI has knowledge.  In the event that there is a failure or threatened failure of MCI to take all actions (as described hereinabove) in respect of a Third Party Action, then Customer shall be entitled to discharge or otherwise cause the removal of any such encumbrance or lien and shall be entitled to reimbursement by MCI with interest at the rate stated in Section 8.1 for any amounts reasonably expended in so doing.

9.  Sharing of Use.  MCI warrants that the Services can be: (1) used by employees and agents of Customer, the Corporations, and the Subscribers; (2) used to process data for Customer, the Corporations or any Subscriber; and (3) transferred or assigned among the Corporations without consent or additional fees, provided that Customer provides MCI notice no later than 10 days after the transfer or assignment, and within 15 days of  delivery of such notice, Customer delivers to MCI  a guarantee of payment (in a form reasonably acceptable to MCI ) of all charges which may be incurred in respect of the Schedule Nine Services which is transferred or assigned.  Upon transfer, Customer shall cause such Corporation to expressly assume in writing Customer’s obligations (including those related to Separable Components) to the extent of the transfer and Customer shall  remain liable for all obligations not transferred.

10.  Diversity of Carriers and Routes and Backup.

MCI must provide, during the effectiveness of this Agreement, diverse transmission paths and associated Components (and if available through diverse carriers or diverse points of presence, local loops) through electronically and physically diverse transportation methods such that nothing on the diverse paths can have a common single point of failure.  Additionally, if local loop diversity is not available, then if requested by Customer, MCI must provide, if possible,  diverse transmission paths and associated Components through electronically and physically diverse transportation methods such that nothing on the diverse paths can have a common single point of failure.  The price to Customer will be based on the best reasonably available LEC/PTT/or other third party provider rate to MCI at the time, given the size and nature of the procurement (documented upon request of Customer), plus an administrative markup not to exceed 4% (“At Cost”), diverse transmission paths and associated Components through electronically and physically diverse transportation methods such that nothing on the diverse paths can have a common single point of failure.

11.  Maintenance.

11.1. Maintenance shall mean Services conforming to the requirements of this Section.  All maintenance and repair work must be performed in a good and workmanlike manner, in accordance with manufacturer and industry standards and specifications in order to keep Services operating within the SLA .  MCI may charge Customer for mutually agreed-upon equipment replacement or repair only to the extent replacement or repair costs are attributable to: (1) damage or loss due to negligence, misuse or abuse caused by Customer; (2) failure to provide the same operating environment as at Installation (including but not limited to the failure to provide the same electrical power, or conditioning, or humidity control); (3) unauthorized alterations; (4) attachments of equipment to Separable Components in violation of MCI prior provided specifications;  or (5) movement of Separable Components not authorized by MCI.   Charges for these services will be based on a rate as mutually agreed between the parties.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

11.2.  Services coverage, which includes hours for remote monitoring, hours for on-site NCC coverage at Customer’s Trumbull, CT Data Center, and hours for performance measurement (PPM), and such principle period of maintenance shall be from 7:00 a.m. to 7:00 p.m. Eastern time.

11.3.  In the event of a situation that makes a Corporation data center inoperable or unusable for any period of time, Customer may request MCI to provide connectivity to an alternate data center as expediently as possible .   MCI will provide support to such alternative data center 24 hours a day, seven days a week.  Charges for these services will be based on a rate as mutually agreed between the parties.

11.4.  Customer shall provide MCI reasonable access to any Customer premises to permit MCI to respond to a service call or to perform preventive maintenance during the hours permitted by Customer.  Customer shall reasonably assist, at the request of MCI, in attempting to arrange reasonable access to a Subscriber premises to permit MCI to respond to a service call or to perform preventive maintenance.  During the time a Subscriber  denies MCI reasonable access, MCI’s obligations to perform the Schedule Nine Services are waived for the respective Subscriber.

11.5.  After completion of work, MCI shall insure that the exterior of Components and the surrounding areas are clean and that all discarded parts, supplies and other waste is removed from the premises.  In any maintenance or repair MCI shall use only replacement parts that perform to at least the manufacturers’ specifications of the replaced item when new.

11.6.  Except for the uses and accesses contemplated by this Agreement, at no time will Customer (including the Corporations) personnel, agents, independent/sub contractors or any other entity under Customer’s control, intentionally make an unauthorized use, unauthorized access, or interfere with, download, disassemble or otherwise perform unauthorized manipulation of, any MCI Components (including, but not limited to, TeMIP,, Circuit View work stations, TMS, COMS, NETPRO) used to provide the Services except with the express authorization and under the direction of MCI.  Except for cables at a Subscriber’s premises, at no time will MCI personnel, agents, independent/sub contractors ,or any other entity under MCI’s control, intentionally use, access, interfere with, download, disassemble, or otherwise manipulate, any Customer hardware or software except with the express authorization of Customer (e.g., to enable MCI to resolve trouble tickets).  The Corporations shall not reverse engineer or decompile any MCI provided software. The Customer agrees to provide a notice to the Subscribers of a mutually agreeable text provided by MCI informing the Subscribers that they shall not violate the terms of this provision.  MCI shall have the right, upon providing Customer reasonable advance notice, to correct, deinstall, or restore any MCI Component which Customer, the Corporations or any Subscriber has disassembled, manipulated or otherwise modified without MCI’s prior express authorization or direction.  Customer  shall reimburse MCI for the cost of any such correction, deinstallation or restoration.

12.  Tariff.

12.1.  The parties agree that the Services provided under this Agreement are interstate enhanced services, as they are currently defined by the Federal Communications Commission.  In the event a regulatory agency with jurisdiction over MCI requires MCI to file a tariff covering some or all of the Services, MCI agrees to tariff only those Services or those terms of such Services that are required to be tariffed.  Nothing in this Agreement prevents MCI from withdrawing or canceling a tariff.

13.  Security Regulations.  MCI personnel will be instructed to comply with security regulations pertinent to each Corporation or Subscriber location and any oral security instructions or demands of that location’s personnel.  MCI personnel, when deemed appropriate by Customer in its sole discretion, will be issued a visitor identification card by Customer.  Such cards will be surrendered by MCI personnel upon

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

demand by Customer and without further demand upon expiration or termination of this Agreement.   MCI shall not attempt to gain access to restricted areas, to systems, or to Confidential Information in the possession of the Corporations or Subscribers beyond the access permitted by that entity.

14 Canadian and other Non-US Subscribers. For Service to member firms in Canada, Alaska, Hawaii, and Puerto Rico Customer shall pay the applicable rates as   set forth in  Section 16 of this Schedule Nine plus an additional fee for access to the network based on standard or GSA rates (“Network Access Rate”).   In addition to the Network Access Rate, Company will pass through to Customer, and Customer shall be responsible for, any charges (including, without limitation, installation charges), fees, taxes and terms and conditions of service imposed by local access/egress service suppliers (e.g., Bell Canada) in relation to the provision of Services, including, but not limited to, rate fluctuations in tariffs, communications charges and access charges that are imposed or enacted by the local suppliers from time to time.  Customer shall be responsible for any gains or losses associated with fluctuations in the exchange rate and/or timing of payment where access charges are billed in non-U.S. currency and are to be paid by Customer in U.S. Dollars.  Company shall, for this limited purpose only, act as Customer’s representative in procuring, on Customer’s behalf and at no additional cost to Customer for so procuring, the local access/egress services from suppliers.

15                                    Customer warrants to  Company that during the term of this Agreement, but in no event beyond  December 31, 2005 (unless the parties specifically agree otherwise):

 (a)  Customer shall obtain all of its SDP-API Services solely and exclusively from Company. As used herein, “EWN Services” means those network transmission, network management, network maintenance, network monitoring services, and customer premises equipment required by Customer for, and associated with either: (i) the operation of SDP/API but only between, and including, the switches at each of the Customer data centers and each Subscriber’s premises (and not including any components or services affecting only the Customer or Subscriber side of such switches), or (ii) the functionality associated with SDP’s.    Each party agrees to negotiate in good faith the pricing for any new or additional SDP-API Services. The provisions of the Section 15(a) do not survive the completion of performance or the rejection, termination or expiration of this Agreement.  Customer’s breach of the exclusivity obligations as set out in this Section 15 (a) which are not cured within 30 days’ written notice from MCI shall be considered Cause for termination for MCI.

(b) Should Customer enable a web application for small users (less than ****), the establishment and migration of these users will not be subject to the exclusivity requirement in 15 (a) above.

(c)  The Company will not market or sell  Schedule Nine network connectivity to market makers for purposes of allowing these market makers to satisfy their attributable quoting (or order entry) through a Customer competitor.  This includes the support of a market maker’s requirement to maintain during the trading day a valid two sided quote (or order) in all securities for which they are a registered market maker.  The quote (or order) attribution occurs because the market maker’s identity is revealed by assigning the market maker’s MPID (“Market Participant ID”), to the quote (or order).  In the event that the Customer notifies the Company that one of the Company’s Subscribers is engaged in attributable quoting (or order entry) with a market center different than the Customer’s, the Company shall use commercially reasonable efforts to stop the Subscriber from engaging in attributable quoting (or order entry) over the Company network.

16. SDP-API RATES

Speed	Monthly Rate

16.1    TCP/IP Only

****	****
****	****
****	****
****	****
****	****
****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

16.2 Broadcast with TCP/IP

greater than or equal to ****
****	****
****	****
****	****
****	****
****	****

17.             Non-Recurring Charges and Notes – Non-Recurring Charges apply to SDP/API Services.

All intervals are measured in business days.

Each provisioning interval shall begin upon MCI receipt of a complete and accurate order from Customer.  Longer time periods for any implementation or change activity may be agreed upon by the parties on an individual case basis.

MCI may invoice Customer for non-recurring charge no earlier than five (5) days following Installation of the local access circuit.

Customer agrees to use its reasonable effort to assist MCI in the recovery of MCI equipment from a Subscriber’s premises in the event the Subscriber disconnects service in connection with its discontinuance of operations.

Definitions:

FOC – Firm Order Commitment – the maximum number of business days from the date MCI received Customer’s order for the service until MCI notifies Customer of its firm commitment to all dates involving Subscriber or Corporation premises visits.

ICB – To be determined on an individual case basis.

Interval – The number of business days from the date MCI receives the order from Customer within which the service will be completed.

Activity	Interval	FOC	Charge	Comments
Site Install	**** *	****	****

Upgrade requiring additional ****	****	****	****
Upgrade requiring new router	****	****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Internal Move	****	****	****
External Move	****	****		Handled as install/disconnect
Site Disconnect	****	****	****
Change Order	****	****	****
Expedite	****	****	****	Applies per circuit, expedited delivery is best effort and not guaranteed
Cancel before CPE install			****	Applies per circuit and is charged after telco order is placed and before dispatch
Cancel after CPE install				Handled as install/disconnect
Subscriber not Ready (SNR)				Charged as installed Subscriber after **** of the Subscriber not being ready as communicated to Customer in weekly order status reports

*The installation interval is a monthly average and is calculated exclusive of delays caused by Subscriber (e.g., failure to extend demarc).

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE 10
MULTI-CAST DATA NETWORK (“MDN”) FROM THE ISN NETWORK AGREEMENT

1. Agreement. The ISN Agreement, signed by Customer on January 22, 1991 remains in full force and effect until its expiry on ****.  As of ****, MCI will provision the MDN services to the Customer and Subscribers under the terms, conditions and rates as detailed below (“Schedule Ten Services”).

2. Term.  The term of this Schedule Ten is from **** to ****, (“Schedule Ten Term”).

3. Contribution.  Notwithstanding anything otherwise set forth in the Agreement, invoiced amounts to Customer and Subscribers for the Schedule Ten Services shall ****.

4. Exclusivity. Customer agrees that MCI shall be the only provider of the Schedule Ten Services until ****.

5. Billing. MCI will bill Subscribers directly for the Schedule Ten Services, except for the **** per CPE configuration charge, as set forth below, for which MCI will bill Customer directly.  MCI will commence billing Subscribers upon successful completion of a ****.  For Subscribers upgrading or downgrading an existing connection, the new charges will be effective on the upgrade or downgrade completion date.  Schedule Ten Services are Enhanced Services.

6. MDN / Republisher:  Customer’s Market Data Feeds will be published across MCI’s Financial Extranet (MFX) using a technique developed by MCI based, IN PART, on Customer’s design and specification know as “Republishing”.  ****.

 6.1 MCI will own and operate for the term of this Agreement the necessary hardware and software to support Republishing, inclusive of four **** servers, (two each), located at Customer’’s Data Centers in Trumbull, CT and Rockville, MD, in addition to four copies of the Republisher software.  MCI also reserves the right to relocate the Republisher Systems (**** Servers) now located at Customer’s Data Center in Rockville, MD to an MCI Point of Presence of its choice for use as network based back-up Republishers in support of the Customer as well as other MCI customers requiring MFX IP Multicast services.    Such relocation of the Republisher System will only occur after Customer’s review of a transition plan to protect Customer from service interruptions.  If Customer believes that the relocation poses a major risk to Customer, the parties shall promptly meet to discuss the plan and address, in good faith, Customer’s issues with the plan.

6.2 Republisher Transition Service:  MCI will assist Customer and HP in the implementation of a like “Republisher” system to replace that which MCI operates on behalf of Customer today by participating in related design and planning sessions coordinated by HP or Customer and as required by providing the parallel operation of the MCI “Republisher” system beyond 12/31/05 at the rates specified in this Agreement.

6.3 The Customer may also at its own discretion choose to extend MCI’s operation and maintenance of the MCI “ Republisher “ system on the same terms and conditions on a month to month basis for up to six months after 12/31/05.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

 6.4 MCI will charge Customer a monthly fee of **** per CPE configuration at Third Party Subscriber location for such Third Party Subscriber’s connection that is provided using the MCI Republisher.  “Third Party Subscriber” shall mean a customer of Customer that does not connect to Customer through MCI or any of its Affiliates.   On a monthly basis, Customer shall provide MCI with a list of such Third Party Subscribers.  The **** charge set forth herein shall apply to the Extranet Minimum.

7. MDN - program rates -

 Charges

7.1.  Monthly Site Fee:

Router Size	Description	Monthly Fee
Extra Small	****	****
Small	****	****
Medium	****	****
Large	****	****

7.2 Monthly Network Access Fees:

 per ****                                             ****per loop in Greater NYC, ****all other (lit or non-lit)

 per ****                                             ****per loop in Greater NYC, **** all other (lit or non-lit)

 per ****                                         ****per loop in Greater NYC, ****all other (lit or non-lit)

“Greater NYC” shall be defined as service locations that fall within the following area codes: 212, 646, 917, 718, 347,516, 914, 631, 201, 551

  7.3  Network Operations Fee

Router Size	Monthly fee
****	****
****	****
****	****
****	****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

 7.4 Network Capacity - Fees - charges are fixed per **** and  based on speed chosen.

Speed	Monthly Charge, Multicast
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

8. Non-Recurring Charges and Notes – Non-Recurring Charges apply to MDN Services.

All intervals are measured in business days.

Each provisioning interval shall begin upon MCI receipt of a complete and accurate order from Subscriber.  Longer time periods for any implementation or change activity may be agreed upon by the parties on an individual case basis.

Customer agrees to use its reasonable effort to assist MCI in the recovery of MCI equipment from a Subscriber’s premises in the event the Subscriber disconnects service in connection with its discontinuance of operations.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Definitions:

FOC – Firm Order Commitment – the maximum number of business days from the date MCI received Subscriber’s order for the service until MCI notifies Subscribers of its firm commitment to all dates involving Subscriber or Corporation premises visits.

ICB – To be determined on an individual case basis.

Interval – The number of business days from the date MCI receives the order from Subscriber within which the service will be completed.

Activity	Interval	FOC	Charge	Comments
Site Install Xsmall and Small	**** *	****	****
Site Install Medium and Large	**** *	****	****
Upgrade Xsmall or Small to Medium or Large	****	****	****
Upgrade Xsmall to Small	****	****	****
Upgrade Medium to Large	****	****	****
Internal Move	****	****	****
External Move	****	****		Handled as install/disconnect

Change Order	****	****	*****
Expedite	****	****	****	Applies per circuit, expedited delivery is best effort and not guaranteed
Cancel before CPE install			****	Applies per circuit and is charged after telco order is placed and before dispatch
Cancel after CPE install				Handled as install/disconnect
Subscriber not Ready (SNR)				Charged as installed Subscriber after **** of the Subscriber not being ready

*The installation interval is a monthly average and is calculated exclusive of delays caused by Subscriber (e.g., failure to extend demarc).

9.   For Service to member firms in Canada, Alaska, Hawaii, and Puerto Rico subscribers shall pay the applicable rates as   set forth in  Schedule Ten plus an additional fee for access to the network based on standard or GSA rates (“Network Access Rate”).  In addition to the Network Access Rate, Company will pass through to subscriber, and subscriber shall be responsible for, any charges (including, without limitation, installation charges), fees, taxes and terms and conditions of service imposed by local access/egress service suppliers (e.g., Bell Canada) in relation to the provision of Services, including, but not limited to, rate fluctuations in tariffs, communications charges and access charges that are imposed or enacted by the local suppliers from time to time.  Subscriber shall be responsible for any gains or losses associated with fluctuations in the exchange rate and/or timing of payment where access charges are billed in non-U.S. currency and are to be paid by subscriber in U.S. Dollars.  Company shall, for this limited purpose only, act as subscriber’s representative in procuring, on subscriber’s behalf and at no additional cost to subscriber for so procuring, the local access/egress services from suppliers.

THIS SPACE INTENTIONALLY LEFT BLANK

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE 11
CTCI/FIX/UTP

1. Agreement. [The ISN Agreement, signed by Customer on January 22, 1991 remains in full force and effect until its expiry on ****.  Provided that the Customer signs the Amended and Restated GSA by****, then the rates, charges, and discounts will become effective as of **** and, MCI will provision the CTCI, FIX, and UTP services to the Customer and Subscribers under the terms, conditions and rates as detailed below (“Schedule Eleven Services”).

2. Term.  The term of this Schedule Eleven is from ****to ****(“Schedule Eleven Term”).

3. Contribution.    Notwithstanding anything otherwise set forth in the Agreement, invoiced amounts to Customer and Subscribers for the Schedule Eleven Services shall contribute to Customer’s Extranet Minimum as set out in Section 5 of the Agreement.

4. Exclusivity. Customer agrees that MCI shall be the only provider of the CTCI Services until ****.

5. Description. CTCI / FIX/UTP:  Customer’s CTCI (Computer to Computer Interface) service is a TCP/IP  based application which will be transported via MCI’s MFX network as IP traffic  between Customer’s Trumbull, CT Data Center and a Subscriber of this  service.   FIX (Financial Information Exchange) is another message format that Customer supports for the exchange of trade information.  This service will also be supported across the MFX network as IP traffic in the same manner as CTCI and  UTP connections (Unlisted Trading Privilege).  Schedule 11 Services are Enhanced Services.

6. CTCI program rates - description of service based on current agreement with Customer

Type/Speed	Monthly Charge

Xsmall ****	****	****
Small****	****	****
Small ****	****	****
Small ****	****	****
Small ****	****	****
Small ****	****	****
Small ****	****	****
Small ****	****	****

Pricing notes:  Customer will be eligible to order Customer-direct bill FIX connections at the same rates outlined above.  Rates will be subject to the MCI Program Document when completed.

MCI will bill Customer directly for CTCI Services and for FIX Services if on a CTCI configuration.  MCI will bill Subscribers directly for other components of the Schedule Eleven Services.

CTCI/FIX –Subscribers who wish to consolidate FIX on their CTCI connection will be allowed to do so, with the rates outlined above. The entire connection will be billed to Customer directly.  Data streams  will remain segregated and be billed separately.

THE BELOW EXAMPLE IS FOR ILLUSTRATIVE PURPOSES ONLY

For example, a customer choosing to consolidate CTCI and FIX on one connection could be configured and billed as follows:

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

CTCI –****-	****
FIX –****-	****
Total Cost:		****

****.

7. Canadian and other Non-US Subscribers. For Service to member firms in Canada, Alaska, Hawaii, and Puerto Rico Customer shall pay the applicable rates as   set forth in this Schedule Eleven plus an additional fee for access to the network based on standard or GSA rates (“Network Access Rate”). In addition to the Network Access Rate, Company will pass through to Customer, and Customer shall be responsible for, any charges (including, without limitation, installation charges), fees, taxes and terms and conditions of service imposed by local access/egress service suppliers (e.g., Bell Canada) in relation to the provision of Services, including, but not limited to, rate fluctuations in tariffs, communications charges and access charges that are imposed or enacted by the local suppliers from time to time.  Customer shall be responsible for any gains or losses associated with fluctuations in the exchange rate and/or timing of payment where access charges are billed in non-U.S. currency and are to be paid by Customer in U.S. Dollars.  Company shall, for this limited purpose only, act as Customer’s representative in procuring, on Customer’s behalf and at no additional cost to Customer for so procuring, the local access/egress services from suppliers.

8. Non-Recurring Charges and Notes – Non-Recurring Charges apply to CTCI-FIX- UTP Services.

All intervals are measured in business days.

Each provisioning interval shall begin upon MCI receipt of a complete and accurate order from Customer or Subscriber.  Longer time periods for any implementation or change activity may be agreed upon by the parties on an individual case basis.

MCI may invoice Customer for CTCI non-recurring charge no earlier than five (5) days following Installation of the local access circuit.

Customer agrees to use its reasonable effort to assist MCI in the recovery of MCI equipment from a Subscriber’s premises in the event the Subscriber disconnects service in connection with its discontinuance of operations.

Definitions:

FOC – Firm Order Commitment – the maximum number of business days from the date MCI received Customer or Subscribers’s order for the service until MCI notifies Customer or Subscriber of its firm commitment to all dates involving Subscriber or Corporation premises visits.

ICB – To be determined on an individual case basis.

Interval – The number of business days from the date MCI receives the order from Customer or Subscriber within which the service will be completed.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Activity	Interval	FOC	Charge	Comments
Site Install	**** *	****	****

Internal Move	****	****	****
External Move	****	****		Handled as install/disconnect

Change Order	****	****	****
Expedite	****	****	****	Applies per circuit, expedited delivery is best effort and not guaranteed

Cancel before CPE install			****	Applies per circuit and is charged after telco order is placed and before dispatch

Cancel after CPE install				Handled as install/disconnect

Subscriber not Ready (SNR)				Charged as installed Subscriber after **** of the Subscriber not being ready as communicated for CTCI orders to Customer in weekly order status reports

*The installation interval is a monthly average and is calculated exclusive of delays caused by Subscriber (e.g., failure to extend demarc).

THIS SPACE INTENTIONALLY LEFT BLANK

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE 12
****

1. Agreement. ****The ISN Agreement, signed by Customer on January 22, 1991 remains in full force and effect until its expiry on****.  Provided that the Customer signs the Amended and Restated GSA by****,then the rates, charges, and discounts will become effective as of****.and, MCI will provision the Managed Host-to-Host services to the Customer under the terms, conditions and rates as detailed below (“Schedule Twelve Services”).

2. Term and Termination The term of this Schedule Twelve is from ****to ****(“Schedule Twelve Term”).  If  Customer terminates a circuit prior to the end of the Schedule Twelve Term, Customer will pay:  (i) all accrued but unpaid charges incurred through the date of such termination; (ii) an amount (which Customer hereby agrees is reasonable) equal to the aggregate of the monthly recurring charges for each circuit terminated (and a pro rata portion thereof for any partial month) that would have been applicable for the remaining unexpired portion of the Schedule Twelve Term on the date of such termination.  Such payment shall not be due if Customer terminates a circuit (i) because of MCI’s breach of the Agreement, (ii) because of a termination by either party because of a Force Majeure event as set forth in Force Majeure, Section 23.7, or (iii) as otherwise permitted in the Agreement.

3. Contribution.  Notwithstanding anything otherwise set forth in the Agreement, invoiced amounts to Customer for the Schedule Twelve Services shall contribute to Customer’s Extranet Minimum as set out in Section 5 of the Agreement.

4. Description: ****,

5. Rates and Charges Applicable to Managed Host-to-Host Bandwidth

5.1 Rates if Customer’s Trumbull facility is lit and Customer pays the one time fee listed below:

One Time Fee associated of **** for lighting the Customer’s Trumbull, CT facility payable ****.

5.2 The rates below will be applicable starting****.

Circuit Charges*

Connected Sites

NPA-NXXs

Circuit

Facilities

Monthly Recurring Charge

Trumbull, CT and	****to
Rockville, MD	****	****	****	****
****
Trumbull, CT and	****to
Rockville, MD	****	****	****	****
****

*Pricing includes the  local access circuit on each end.

5.3 Rates if Customer’s Trumbull facility is not lit or if Customer does not pay the one time fee listed above which will be charged back to****:

Circuit Charges*

Connected Sites

NPA-NXXs

Circuit

Facilities

Monthly Recurring Charge

Trumbull, CT and	****to ****
Rockville, MD		****	****	****
****
Trumbull, CT and	**** to ****
Rockville, MD		****	****	****

*Pricing includes the  local access circuit on each end.

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE 13

****

[*7 pages omitted pursuant to Confidential Treatment request]

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

SCHEDULE 14

SIAC Network Connection

****

* ****Confidential Treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.